                         TRANSAMERICA IDEX MUTUAL FUNDS

                  TA IDEX ALLIANCEBERNSTEIN INTERNATIONAL VALUE
                  TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE
                TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
                   TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO
                  TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO
              TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
                  TA IDEX BJURMAN, BARRY MICRO EMERGING GROWTH
                  TA IDEX CLARION GLOBAL REAL ESTATE SECURITIES
                          TA IDEX EVERGREEN HEALTH CARE
                    TA IDEX EVERGREEN INTERNATIONAL SMALL CAP
                      TA IDEX FEDERATED MARKET OPPORTUNITY
                      TA IDEX GREAT COMPANIES - AMERICA(SM)
                    TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)
                              TA IDEX JANUS GROWTH
                             TA IDEX JENNISON GROWTH
                       TA IDEX JPMORGAN INTERNATIONAL BOND
                        TA IDEX J.P. MORGAN MID CAP VALUE
                        TA IDEX MFS INTERNATIONAL EQUITY
                             TA IDEX MARSICO GROWTH
                      TA IDEX MARSICO INTERNATIONAL GROWTH
                        TA IDEX MERCURY GLOBAL ALLOCATION
                         TA IDEX MERCURY LARGE CAP VALUE
                    TA IDEX MULTI-MANAGER INTERNATIONAL FUND
                     TA IDEX NEUBERGER BERMAN INTERNATIONAL
                     TA IDEX OPPENHEIMER DEVELOPING MARKETS
                   TA IDEX OPPENHEIMER SMALL- & MID-CAP VALUE
                         TA IDEX PIMCO REAL RETURN TIPS
                           TA IDEX PIMCO TOTAL RETURN
                        TA IDEX PROTECTED PRINCIPAL STOCK
                             TA IDEX SALOMON ALL CAP
                         TA IDEX SALOMON INVESTORS VALUE
                         TA IDEX T. ROWE PRICE SMALL CAP
                   TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
                    TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
                          TA IDEX TRANSAMERICA BALANCED
                   TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
                           TA IDEX TRANSAMERICA EQUITY
                      TA IDEX TRANSAMERICA FLEXIBLE INCOME
                    TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
                      TA IDEX TRANSAMERICA HIGH-YIELD BOND
                        TA IDEX TRANSAMERICA MONEY MARKET
                      TA IDEX TRANSAMERICA SHORT-TERM BOND
                    TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
                       TA IDEX TRANSAMERICA VALUE BALANCED
                           TA IDEX UBS LARGE CAP VALUE
                    TA IDEX VAN KAMPEN EMERGING MARKETS DEBT
                        TA IDEX VAN KAMPEN MID-CAP GROWTH
                     TA IDEX VAN KAMPEN SMALL COMPANY GROWTH

                       STATEMENT OF ADDITIONAL INFORMATION

           MARCH 1, 2006, AS REVISED JUNE 1, 2006, AS FURTHER REVISED
              JULY 3, 2006 AND AS FURTHER REVISED OCTOBER 18, 2006

                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                   Customer Service (888) 233-4339 (toll free)

The funds listed above are series of Transamerica IDEX Mutual Funds ("Transamerica IDEX"), an open-end management investment company that offers a selection of investment funds. Transamerica IDEX is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). All funds, other than TA IDEX Clarion Global Real Estate Securities (formerly, TA IDEX Clarion Real Estate Securities), TA IDEX Evergreen Health Care (formerly, TA IDEX T. Rowe Price Health Sciences), TA IDEX Great Companies -- America(SM), TA IDEX Great Companies -- Technology(SM), TA IDEX JPMorgan International Bond, TA IDEX PIMCO Real Return TIPS, TA IDEX Salomon All Cap and TA IDEX Van Kampen Emerging Markets Debt, are diversified.

This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Transamerica IDEX prospectus dated March 1, 2006, as it may further be supplemented or revised from time to time, which may be obtained free of charge by writing or calling Transamerica IDEX at the above address or telephone number. This SAI contains additional and more detailed information about the Transamerica IDEX operations and activities than that set forth in the prospectus. The Transamerica IDEX Annual Report to shareholders including the financial statements therein, are incorporated by reference into this SAI.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES ...................................................      1
INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES .........................      1
OTHER POLICIES AND PRACTICES OF THE FUNDS ...............................      5
OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS .......................      5
FOREIGN INVESTMENTS .....................................................     12
OTHER INVESTMENT COMPANIES ..............................................     15
WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES .........     15
ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES .....................     16
INVESTMENTS IN THE REAL ESTATE INDUSTRY .................................     16
MORTGAGE-RELATED SECURITIES .............................................     17
INCOME PRODUCING SECURITIES .............................................     18
LENDING OF FUND SECURITIES ..............................................     19
JOINT TRADING ACCOUNTS ..................................................     20
ILLIQUID AND RESTRICTED/144A SECURITIES .................................     20
DISTRESSED SECURITIES ...................................................     20
MUNICIPAL OBLIGATIONS ...................................................     20
LOANS ...................................................................     21
EQUITY EQUIVALENTS ......................................................     22
EVENT-LINKED BONDS ......................................................     22
COLLATERALIZED DEBT OBLIGATIONS .........................................     22
REPURCHASE AND REVERSE REPURCHASE AGREEMENTS ............................     23
PASS-THROUGH SECURITIES .................................................     23
HIGH-YIELD/HIGH-RISK BONDS ..............................................     23
WARRANTS AND RIGHTS .....................................................     24
U.S. GOVERNMENT SECURITIES ..............................................     24
TEMPORARY DEFENSIVE POSITION ............................................     24
MONEY MARKET RESERVES ...................................................     24
OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST ..........................     25
PORTFOLIO TURNOVER RATE .................................................     26
DISCLOSURE OF PORTFOLIO HOLDINGS ........................................     26
INVESTMENT ADVISORY AND OTHER SERVICES ..................................     27
SUB-ADVISERS ............................................................     36
DISTRIBUTOR .............................................................     45
ADMINISTRATIVE SERVICES .................................................     49
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES ..........................     51
FUND TRANSACTIONS AND BROKERAGE .........................................     52
DIRECTED BROKERAGE ......................................................     54
TRUSTEES AND OFFICERS ...................................................     57
SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES .............     66
DEALER REALLOWANCES .....................................................     66
DISTRIBUTION PLANS ......................................................     69
DISTRIBUTION FEES .......................................................     70
NET ASSET VALUE DETERMINATION ...........................................     80
DIVIDENDS AND OTHER DISTRIBUTIONS .......................................     81
SHAREHOLDER ACCOUNTS ....................................................     82
PURCHASE OF SHARES ......................................................     82
RETIREMENT PLANS ........................................................     83
REDEMPTION OF SHARES ....................................................     83
TAXES ...................................................................     85
PRINCIPAL SHAREHOLDERS ..................................................     88
MISCELLANEOUS ...........................................................    103
PERFORMANCE INFORMATION .................................................    105
FINANCIAL STATEMENTS ....................................................    107
Appendix A ..............................................................    A-1
Appendix B ..............................................................    B-1

                              INVESTMENT OBJECTIVES

The prospectus discusses the investment objective of each fund of Transamerica IDEX, the principal types of securities in which each fund will invest, and the policies and practices of each fund. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.

There can be no assurance that a fund will, in fact, achieve its objective. A fund's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

As indicated in the prospectus, each fund is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy. Each fund has adopted the following fundamental restrictions:

1. DIVERSIFICATION

Each fund shall be a "diversified company" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (except TA IDEX Clarion Global Real Estate Securities, TA IDEX Evergreen Health Care, TA IDEX Great Companies - America(SM), TA IDEX Great Companies - Technology(SM), TA IDEX JPMorgan International Bond, TA IDEX PIMCO Real Return TIPS, TA IDEX Salomon All Cap and TA IDEX Van Kampen Emerging Markets Debt), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. TA IDEX Clarion Global Real Estate Securities, TA IDEX Evergreen Health Care, TA IDEX Great Companies -- America(SM), TA IDEX Great Companies - Technology(SM), TA IDEX JPMorgan International Bond, TA IDEX PIMCO Real Return TIPS, TA IDEX Salomon All Cap and TA IDEX Van Kampen Emerging Markets Debt shall each be a "non-diversified company" as that term is defined in the 1940 Act.

2. BORROWING

Each fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3. SENIOR SECURITIES

Each fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. UNDERWRITING SECURITIES

Each fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act, each fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5. REAL ESTATE

Each fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. MAKING LOANS

Each fund may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7. CONCENTRATION OF INVESTMENTS

Each fund may not "concentrate" its investments in a particular industry or group of industries (except those funds listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

TA IDEX Clarion Global Real Estate Securities may concentrate in securities of issuers in the real estate industry. TA IDEX Evergreen Health Care may concentrate in the health sciences industry.

8. COMMODITIES

Each fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

NON-FUNDAMENTAL RESTRICTIONS

Furthermore, certain funds have adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval.

(A) EXERCISING CONTROL OR MANAGEMENT

A fund may not invest in companies for the purposes of exercising control or management.

(B) PURCHASING SECURITIES ON MARGIN

TA IDEX American Century Large Company Value, TA IDEX Bjurman, Barry Micro Emerging Growth, TA IDEX Clarion Global Real Estate Securities, TA IDEX Evergreen Health Care, TA IDEX Evergreen International Small Cap, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX MFS International Equity, TA IDEX Marsico International Growth, TA IDEX Oppenheimer Small- & Mid-Cap Value, TA IDEX PIMCO Real Return TIPS, TA IDEX PIMCO Total Return, TA IDEX Protected Principal Stock, TA IDEX Salomon Investors Value, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced, TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Equity, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Money Market, TA IDEX Transamerica Short-Term Bond, TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica Value Balanced, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions in options, futures contracts, swaps and forward contracts and other derivative instruments, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not constitute purchasing securities on margin.

TA IDEX Mercury Large Cap Value may not purchase securities on margin, except
(i) for use of short-term credit necessary for the clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with the futures contracts or other permissible investments.

(C) ILLIQUID SECURITIES

No fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, except that TA IDEX Transamerica High-Yield Bond and TA IDEX Transamerica Money Market may not invest in more than 10% of its net assets in illiquid securities.

(D) SHORT SALES

TA IDEX American Century Large Company Value, TA IDEX Bjurman, Barry Micro Emerging Growth, TA IDEX Evergreen Health Care, TA IDEX Evergreen International Small Cap, TA IDEX MFS International Equity, TA IDEX Marsico International Growth, TA IDEX Mercury Large Cap Value, TA IDEX Oppenheimer Small- & Mid-Cap Value, TA IDEX PIMCO Real Return TIPS, TA IDEX PIMCO Total Return, TA IDEX Protected Principal Stock, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Equity, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Money Market, TA IDEX Transamerica Short-Term Bond, TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica Value Balanced, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

TA IDEX Clarion Global Real Estate Securities, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX Salomon Investors Value, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced and TA IDEX Transamerica Flexible Income may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(E) OIL, GAS OR MINERAL DEPOSITS

TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Bjurman, Barry Micro Emerging Growth, TA IDEX Clarion Global Real Estate Securities, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX Oppenheimer Small- & Mid-Cap Value, TA IDEX PIMCO Real Return TIPS, TA IDEX PIMCO Total Return, TA IDEX Transamerica Balanced, TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Money Market, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Short-Term Bond, TA IDEX Transamerica Value Balanced and TA IDEX Van Kampen Small Company Growth may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

TA IDEX Evergreen Health Care may not invest in interests in oil, gas or other mineral development or exploration programs, as a result thereof more than 5% of the value of the total assets of a fund would be invested in such programs.

(F) MORTGAGE OR PLEDGE SECURITIES

TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Bjurman, Barry Micro Emerging Growth, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX Marsico International Growth, TA IDEX Oppenheimer Small- & Mid-Cap Value, TA IDEX Salomon Investors Value, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced, TA IDEX Transamerica Flexible Income and TA IDEX Transamerica Value Balanced may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

TA IDEX Evergreen Health Care, TA IDEX Protected Principal Stock, TA IDEX Transamerica High-Yield Bond, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth and TA IDEX Transamerica Small/Mid Cap Value may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the fund's total assets at the time of borrowing or investment.

TA IDEX Transamerica Convertible Securities and TA IDEX Transamerica Money Market may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(G) INVESTMENT IN OTHER INVESTMENT COMPANIES

TA IDEX Bjurman, Barry Micro Emerging Growth, TA IDEX Clarion Global Real Estate Securities, TA IDEX Evergreen Health Care, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX Oppenheimer Small- & Mid-Cap Value, TA IDEX Salomon Investors Value, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced, TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Flexible Income and TA IDEX Transamerica Growth Opportunities may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act.

TA IDEX T. Rowe Price Small Cap and TA IDEX T. Rowe Price Tax-Efficient Growth may purchase securities of the T. Rowe Price Reserve Investment or T. Rowe Price Government Reserve Investment Funds. TA IDEX J.P. Morgan Mid Cap Value may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

TA IDEX AllianceBernstein International Value, TA IDEX Neuberger Berman International, TA IDEX Oppenheimer Developing Markets, TA IDEX JPMorgan International Bond, TA IDEX Federated Market Opportunity, TA IDEX Mercury Global Allocation and TA IDEX Van Kampen Mid-Cap Growth may not purchase securities issued by registered open-end investment companies or registered unit investment trusts in reliance upon Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

(H) FUTURES CONTRACTS

TA IDEX Transamerica Short-Term Bond may enter into futures contracts and write and buy put and call options relating to futures contracts.

TA IDEX MFS International Equity and TA IDEX Van Kampen Small Company Growth may enter into futures contracts and write and buy put and call options relating to futures contracts. The funds may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more money than it invested.

TA IDEX Clarion Global Real Estate Securities, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX Salomon Investors Value, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced and TA IDEX Transamerica Flexible Income may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of total assets.

TA IDEX Marsico International Growth may not enter into any futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

TA IDEX Evergreen Health Care, TA IDEX T. Rowe Price Small Cap and TA IDEX T. Rowe Price Tax-Efficient Growth may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value.

TA IDEX Bjurman, Barry Micro Emerging Growth, TA IDEX Oppenheimer Small- & Mid-Cap Value and TA IDEX Transamerica High-Yield Bond may not purchase or sell interest rate futures contracts (a) involving aggregate delivery or purchase obligations in excess of 30% of the fund's net assets, or aggregate margin deposits made by the fund in excess of 5% of the fund's net assets; (b) which are not for hedging purposes only; or (c) which are executed under custodial, reserve and other arrangements inconsistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission ("SEC") for exemption from enforcement proceedings under Section 17(f) or 18(f) of the 1940 Act; (ii) by the Commodity Futures Trading Commission ("CFTC") for exemption of investment companies registered under the 1940 Act from registration as "commodity pool operators" and from certain provisions of Subpart B of Part 4 of the CFTC's regulations; or (iii) by state securities commissioners or administrators in the states in which the fund's shares have been qualified for public offering.

(I) "JOINT AND SEVERAL" BASIS

TA IDEX Great Companies - America(SM) and TA IDEX Great Companies - Technology(SM) may not participate on a "joint" or "joint and several" basis in any trading accounts in securities.

(J) FOREIGN ISSUERS

TA IDEX Bjurman, Barry Micro Emerging Growth, TA IDEX Jennison Growth, TA IDEX Oppenheimer Small- & Mid-Cap Value, TA IDEX Salomon Investors Value and TA IDEX Transamerica High-Yield Bond may not invest more than 25% of their net assets at the time of purchase in the securities of foreign issuers and obligors.

(K) WARRANTS

TA IDEX Evergreen Health Care may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the fund would be invested in warrants.

(L) PUT, CALL, STRADDLE OR SPREAD OPTIONS

TA IDEX Transamerica High-Yield Bond may not write or purchase put, call, straddle or spread options, or combinations thereof.

(M) REAL ESTATE LIMITED PARTNERSHIP

TA IDEX Transamerica High-Yield Bond may not invest in real estate limited partnerships.

(N) ADDITIONAL AND TEMPORARY BORROWINGS

TA IDEX American Century Large Company Value and TA IDEX MFS International Equity may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

TA IDEX Evergreen Health Care, TA IDEX Marsico Growth, TA IDEX T. Rowe Price Small Cap and TA IDEX T. Rowe Price Tax-Efficient Growth may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the fund's assets exceed $40,000,000.

(O) BANK TIME DEPOSITS

TA IDEX Transamerica High-Yield Bond may not invest in bank time deposits with maturities of over 7 calendar days, or invest more than 10% of the fund's total assets in bank time deposits with maturities of from 2 business days through 7 calendar days.

(P) OFFICERS OWNERSHIP

TA IDEX Transamerica High-Yield Bond may not purchase or retain the securities of any issuer if, to the fund's knowledge, those officers and directors of the manager and sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

                    OTHER POLICIES AND PRACTICES OF THE FUNDS

OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each fund's investment restrictions and policies.

OPTIONS ON SECURITIES AND INDICES. In an effort to increase current income and to reduce fluctuations in net asset value, each of the funds, other than TA IDEX Transamerica High-Yield Bond, may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on a fund's writing and buying of options on securities.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, a fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which a fund previously has written. If a fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a fund will forego the potential benefit represented by market appreciation over the exercise price.

When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, a fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.

The purpose of writing covered call options is to generate additional premium income for a fund. This premium income will serve to enhance a fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a fund.

Once the decision to write a call option has been made, a fund's investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a fund will be able to effect such closing transactions at a favorable price. If a fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

Where a fund may purchase put options, that fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a fund upon its exercise of a "put" is normally (i) the fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities; plus (ii) all interest accrued on the securities since the last interest payment date during that period. A fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, a fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss. A fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

OPTIONS ON FOREIGN CURRENCIES. A fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is "covered" if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) the fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.

A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

FUTURES CONTRACTS AND OPTIONS THEREON. A fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. Certain funds may enter into interest rate futures contracts. These contracts are for the purchase or sale of fixed-income securities. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Trading Commission Merchant ("FTCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The funds may use future contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

The funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.

Futures transactions involve brokerage costs and require a fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that a fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the fund's ability to hedge effectively against interest rates and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Futures transactions will be limited to the extent necessary to maintain the qualification of these funds as a regulated investment companies. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Associates on behalf of the funds and their, the funds and the adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the funds exemption filing with respect to its use of futures contracts are no longer applicable.

FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes a fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts").

A fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. The funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

A fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a fund may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or expects to have portfolio exposure. A fund may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A fund's entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the fund to hold liquid securities or cash equal to a fund's obligations in a segregated account throughout the duration of the contract.

A fund may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, a fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S. dollar-denominated security.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the funds are able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The funds may also hedge foreign currency exchange rate risk by engaging in a currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.

If a fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund's ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund's sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

The funds do not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.

If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The funds' sub-advisers may use these opportunities to the extent they are consistent with each fund's investment objective and as are permitted by a fund's investment limitations and applicable regulatory requirements.

CREDIT DEFAULT SWAPS. A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

TOTAL RATE OF RETURN SWAPS. A fund may enter into total rate of return swap contracts for investment purposes. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

EURO INSTRUMENTS. The funds may make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency-denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of funds, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed-income instruments.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.

Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use those instruments effectively for their intended purposes.

In connection with certain of its hedging transactions, a fund must segregate assets with the fund's custodian bank to ensure that such fund will be able to meet its obligations pursuant to these instruments. Segregation of a large percentage of a fund's assets could impede implementation of that fund's investment policies or its ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission ("SEC"). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

FOREIGN INVESTMENTS

Each fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"). European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and Fiduciary Depository Receipts ("FDRs") or other securities representing underlying shares of foreign companies.

Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and FDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs, EDRs and FDRs are European, global and fiduciary receipts, respectively, evidencing a similar arrangement. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures; and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a fund's assets. The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although a fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

SOVEREIGN DEBT SECURITIES (TA IDEX PIMCO TOTAL RETURN AND TA IDEX PIMCO REAL RETURN TIPS). TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS may invest in securities issued or guaranteed by any country and denominated in any currency. The funds expect to generally invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.

The funds may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The funds will not invest more than 25% of their assets in the securities of supranational entities.

EMERGING MARKETS. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by foreign investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Certain funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

Risks of Investments in Russia. Certain funds may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a fund to lose its registration through fraud, negligence or mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a fund.

OTHER INVESTMENT COMPANIES

Subject to applicable investment restrictions, a fund may invest in securities issued by other investment companies as permitted under the 1940 Act. A fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund. Merrill Lynch has received an exemptive order from the SEC permitting TA IDEX Mercury Global Allocation and TA IDEX Mercury Large Cap Value to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases these funds' aggregate investment of cash in shares of such investment companies shall not exceed 25% of their total assets at any time.

EXCHANGE-TRADED FUNDS ("ETFS"). Subject to limitations under the 1940 Act, a fund may invest in shares of investment companies known as ETFs. For example, a fund may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund. Other examples of ETFs in which the funds may invest are DIAMONS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust or QQQ (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market).

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement" or "forward (delayed) delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions. The fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, the fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO-COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES

Subject to its investment restrictions, a fund may invest in zero-coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Certain funds may also invest in "strips," which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero-coupon bonds.

Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrue that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), a fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Code.

Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for or damages resulting from, environmental problems, or casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to risks associated with heavy cash flow dependency, potential default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk.

MORTGAGE-RELATED SECURITIES

The funds may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and by nongovernmental entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund's investment in such securities will be subject to the limitations on its investment in investment company securities. In the case of privately-issued mortgage-related and asset-backed securities, the funds take the position that such instruments do not represent interests in any particular industry or group of industries.

Mortgage-related securities in which these funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations; and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the funds will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Certain funds may invest in Collateralized Mortgage Obligations ("CMOs") residuals and stripped mortgage-backed securities ("SMBS"). CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed, and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

INCOME-PRODUCING SECURITIES

Certain funds focus their investments in income-producing securities.

Certain funds will purchase defaulted securities only when their respective sub-advisers believe, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser's belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

     Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

     Disposition of Fund Securities. The funds generally intend to purchase securities for which the sub-adviser expects an active market to be maintained. Defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. The funds will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds' ability to readily dispose of securities to meet redemptions.

     Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the funds.

Other types of income-producing securities that the funds may purchase include, but are not limited to, the following:

     Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

     Standby Commitments. These instruments, which are similar to a put, give a fund the option to obligate a broker, dealer or bank to repurchase a security held by a fund at a specified price.

     Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

     Inverse Floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. The funds will not invest more than 5% of their respective assets in inverse floaters.

The funds will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

These investments are subject to credit risk and market risk. Credit risk relates to the party's ability to make payment upon demand; market risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates.

LENDING OF FUND SECURITIES

The funds, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. In accordance with guidelines from the SEC and its staff, the funds must receive at least 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily; and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the funds do not have the right to vote securities on loan, each intends regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a fund, it could experience delays in recovering its securities and possible capital losses. The funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board of Trustees. Merrill Lynch has received an exemptive order from the SEC permitting TA IDEX Mercury Global Allocation and TA IDEX Mercury Large Cap Value to lend portfolio securities to affiliates of Merrill Lynch and to retain an affiliate of Merrill Lynch as lending agent.


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

JOINT TRADING ACCOUNTS

TA IDEX Janus Growth and other clients of Janus Capital Management, LLC ("Janus") and its affiliates may place assets in joint trading accounts for the purpose of making short-term investments in money market instruments. The Board of Trustees must approve the participation of each of these funds in these joint trading accounts and procedures pursuant to which the joint accounts will operate. The joint trading accounts are to be operated pursuant to an exemptive order issued to Janus and certain of its affiliates by the SEC. All joint account participants, including these funds, will bear the expenses of the joint trading accounts in proportion to their investments. Financial difficulties of other participants in the joint accounts could cause delays or other difficulties for the funds in withdrawing their assets from joint trading accounts.

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, a fund may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

Transamerica IDEX's Board of Trustees has authorized each fund's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines which may be amended from time to time, the fund's sub-adviser generally will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer and/or other factors deemed appropriate. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The fund may be restricted in its ability to sell such securities at a time when a fund's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

DISTRESSED SECURITIES

Certain funds may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

MUNICIPAL OBLIGATIONS

The funds may invest in the following types of municipal obligations:

MUNICIPAL BONDS. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation.

MUNICIPAL NOTES. Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and the sub-adviser believes that this increase may continue.

VARIABLE RATE OBLIGATIONS. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which the fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

LOANS

A fund may invest in certain commercial loans, generally known as "syndicated bank loans," by acquiring participations or assignments in such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan, becoming a part lender. The fund's investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a fund to value these securities for purposes of calculating its net asset value.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

EQUITY EQUIVALENTS

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the sub-adviser. Except for certain funds, a fund's investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the fund's net assets. Debt securities rated below the four highest categories are not considered "investment-grade" obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts are an example of the type of derivative security in which the fund might invest.

EVENT-LINKED BONDS

Certain funds may invest a portion of their assets in "event-linked bonds," which are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the portfolio may lose a portion, or all, of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

COLLATERALIZED DEBT OBLIGATIONS

Certain funds may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below-investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to its investment restrictions, a fund may enter into repurchase and reverse repurchase agreements. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of each fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees.

In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will segregate with its custodian cash and appropriate liquid assets with the funds' custodian to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements only with parties the investment sub-adviser for each fund deems creditworthy.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a fund to greater fluctuations in the value of its assets.

PASS-THROUGH SECURITIES

Each fund may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the funds.

HIGH-YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below-investment-grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's.

VALUATION RISKS. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such funds, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower-rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower-grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

LIQUIDITY RISKS. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher-rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower-rated and nonrated securities; (ii) the value of high-yield debt securities held by a fund; (iii) the new asset value of a fund holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities.

WARRANTS AND RIGHTS

Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus, are direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

MONEY MARKET RESERVES (TA IDEX T. ROWE PRICE SMALL CAP AND TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH)

It is expected that these funds will invest their cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRIF") are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate pursuant to an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

The RIF and GRIF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. To that end, the RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating from at least one Nationally Recognized Statistical Rating Organization. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

The RIF and GRIF provide very efficient means of managing the cash reserves of the funds. While these funds do not pay an advisory fee to the investment manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The funds will only invest in the RIF or GRIF to the extent it is consistent with their objectives and programs and the terms of the Exemptive Order issued by the SEC.

The RIF and GRIF are not insured or guaranteed by the U.S. Government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. Investing in these securities may result in duplication of certain fees and expenses.

OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST

CORPORATE DEBT SECURITIES. A fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

COMMERCIAL PAPER. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

INTERNATIONAL AGENCY OBLIGATIONS. A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The funds may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

BANK OBLIGATIONS OR SAVINGS AND LOAN OBLIGATIONS. Subject to its investment restrictions, a fund may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as: (a) location -- the strength of the local economy will often affect financial institutions in the region; (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans; and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.

VARIABLE- OR FLOATING-RATE SECURITIES. Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating-rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. These securities generally are structured as loans. See the discussion of "Loans" in this SAI.

PREFERRED STOCKS. Subject to a fund's investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

CONVERTIBLE SECURITIES. Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

COMMON STOCKS. Subject to its investment restrictions, a fund may invest in common stocks. TA IDEX Transamerica Flexible Income will consider investment in income-producing common stocks if the yields of common stocks generally become competitive with the yields of other income securities. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

PORTFOLIO TURNOVER RATE

Changes may be made in a fund's portfolio consistent with the investment objective and policies of the fund whenever such changes are believed to be in the best interests of the fund and its shareholders, and each fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for all of the funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to a fund, including brokerage commissions, and may have adverse tax consequences

The portfolio turnover rate for each of the funds is calculated by dividing the lesser of a fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the funds' portfolio holdings. The funds' service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the funds may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with the funds' policies.

The funds, or their duly authorized service providers, may publicly disclose holdings of all funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a fund's completed purchases and sales may only be made available after the public disclosure of a fund's portfolio holdings.

The funds (except TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio and TA IDEX Multi-Manager International Fund, the "Asset Allocation funds") publish all portfolio holdings on a quarterly basis on their website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information generally remains online for 6 months or as otherwise consistent with applicable regulations. The Asset Allocation funds post all portfolio holdings on the website within two weeks after the end of each month. The information will generally remain online for up to four months, or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the funds. The funds may then forward the information to investors and consultants requesting it.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds by these services and departments, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds' investment adviser's compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the funds (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are: (1) authorized to have access to the portfolio information; and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The Board and an appropriate officer of the investment adviser's compliance department or the funds' Chief Compliance Officer ("CCO") may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of the funds' policies and procedures on disclosure of portfolio holdings.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Transamerica IDEX has entered into an Investment Advisory Agreement ("Advisory Agreement") on behalf of each fund with Transamerica Fund Advisors, Inc. ("TFAI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFAI supervises each respective fund's investments and conducts its investment program. TFAI hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TFAI and Transamerica IDEX.

INVESTMENT ADVISER COMPENSATION

TFAI receives compensation calculated daily and paid monthly from the funds at the annual rates indicated below (expressed as a specified percentage of the fund's average daily net assets). The table below lists those percentages by fund.

FUND                                                   PERCENTAGE OF AVERAGE DAILY NET ASSETS
----                                                   --------------------------------------
TA IDEX AllianceBernstein International Value          0.88% of the first $200 million
                                                       0.81% over $200 million up to $500 million
                                                       0.77% in excess of $500 million

TA IDEX American Century Large Company Value           0.85% of the first $250 million
                                                       0.80% over $250 million up to $500 million
                                                       0.775% over $500 million up to $750 million
                                                       0.70% in excess of $750 million

TA IDEX Asset Allocation - Conservative Portfolio      0.10%
TA IDEX Asset Allocation - Growth Portfolio
TA IDEX Asset Allocation - Moderate Growth Portfolio
TA IDEX Asset Allocation - Moderate Portfolio

TA IDEX Bjurman, Barry Micro Emerging Growth           1.05% of the first $250 million
                                                       1.00% over $250 million up to $500 million
                                                       0.975% in excess of $500 million

TA IDEX Clarion Global Real Estate Securities          0.80% of the first $250 million
                                                       0.775% over $250 million up to $500 million
                                                       0.70% over $500 million up to $1 billion
                                                       0.65% in excess of $1 billion

TA IDEX Evergreen Health Care                          0.87% of the first $100 million
                                                       0.85% over $100 million up to $250 million
                                                       0.80% in excess of $250 million

TA IDEX Evergreen International Small Cap              1.07% of the first $250 million
                                                       1.00% in excess of $250 million

TA IDEX Federated Market Opportunity                   0.85% of the first $30 million
                                                       0.80% over $30 million up to $50 million
                                                       0.70% in excess of $50 million

TA IDEX Great Companies -- America(SM)                 0.75% of the first $500 million
                                                       0.70% over $500 million up to $1 billion
                                                       0.65% in excess of $1 billion

TA IDEX Great Companies -- Technology(SM)              0.78% of the first $500 million
                                                       0.70% in excess of $500 million

TA IDEX Janus Growth                                   0.80% of the first $250 million
                                                       0.77% over $250 million up to $750 million
                                                       0.75% over $750 million up to $1.5 billion
                                                       0.70% over $1.5 billion up to $3 billion
                                                       0.675% in excess of $3 billion

TA IDEX Jennison Growth                                0.80% of the first $250 million
                                                       0.775% over $250 million up to $500 million
                                                       0.70% over $500 million up to $1 billion
                                                       0.675% over $1 billion up to $1.5 billion
                                                       0.65% in excess of $1.5 billion

TA IDEX JPMorgan International Bond                    0.55% of the first $100 million
                                                       0.52% over $100 million up to $250 million
                                                       0.51% over $250 million up to $500 million
                                                       0.50% over $500 million up to $1 billion
                                                       0.47% in excess of $1 billion

TA IDEX J.P. Morgan Mid Cap Value                      0.85% of the first $100 million
                                                       0.80% in excess of $100 million

TA IDEX MFS International Equity                       0.925% of the first $250 million
                                                       0.90% over $250 million up to $500 million
                                                       0.85% over $500 million up to $1 billion
                                                       0.80% in excess of $1 billion

TA IDEX Marsico Growth                                 0.80% of the first $500 million
                                                       0.70% in excess of $500 million

TA IDEX Marsico International Growth                   1.06% of the first $300 million
                                                       1.01% from $300 million to $400 million
                                                       0.96% from $400 million to $1 billion
                                                       0.91% in excess of $1 billion

TA IDEX Mercury Global Allocation                      0.80% of the first $100 million
                                                       0.72% in excess of $100 million

TA IDEX Mercury Large Cap Value                        0.80% of the first $250 million
                                                       0.775% over $250 million up to $750 million
                                                       0.75% in excess of $750 million

TA IDEX Multi-Manager International Fund               0.10%

TA IDEX Neuberger Berman International                 1.00% of the first $100 million
                                                       0.95% in excess of $100 million

TA IDEX Oppenheimer Developing Markets                 1.20% of the first $50 million
                                                       1.15% over $50 million up to $200 million
                                                       1.10% in excess of $200 million

TA IDEX Oppenheimer Small- & Mid-Cap Value             0.95% of the first $100 million
                                                       0.90% over $100 million up to $250 million
                                                       0.85% over $250 million up to $500 million
                                                       0.825% in excess of $500 million

TA IDEX PIMCO Real Return TIPS                         0.70% of the first $250 million
                                                       0.65% over $250 million up to $750 million
                                                       0.60% in excess of $750 million

TA IDEX PIMCO Total Return                             0.70% of the first $250 million
                                                       0.65% over $250 million up to $750 million
                                                       0.60% in excess of $750 million

TA IDEX Protected Principal Stock                      1.30% of the first $100
                                                       1.25% in excess of $100 million

TA IDEX Salomon All Cap                                0.80% of the first $500 million
                                                       0.70% in excess of $500 million

TA IDEX Salomon Investors Value                        0.80% of the first $500 million
                                                       0.70% in excess of $500 million

TA IDEX T. Rowe Price Small Cap                        0.75% of the first $500 million
                                                       0.70% in excess of $500 million

TA IDEX T. Rowe Price Tax-Efficient Growth             0.75% of the first $500 million
                                                       0.65% in excess of $500 million

TA IDEX Templeton Great Companies Global               0.80% of the first $500 million
                                                       0.70% in excess of $500 million

TA IDEX Transamerica Balanced                          0.80% of the first $250 million
                                                       0.75% over $250 million up to $500 million
                                                       0.70% over $500 million up to $1.5 billion
                                                       0.625% in excess of $1.5 billion

TA IDEX Transamerica High-Yield Bond                   0.59% of the first $400 million
                                                       0.575% over $400 million up to $750 million
                                                       0.55% in excess of $750 million

TA IDEX Transamerica Convertible Securities            0.75% of the first $250 million
                                                       0.70% in excess of $250 million

TA IDEX Transamerica Equity                            0.75% of the first $500 million
                                                       0.70% in excess of $500 million

TA IDEX Transamerica Flexible Income                   0.80% of the first $100 million
                                                       0.775% over $100 million up to $250 million
                                                       0.675% in excess of $250 million

TA IDEX Transamerica Growth Opportunities              0.80% of the first $250 million
                                                       0.75% over $250 million up to $500 million
                                                       0.70% in excess of $500 million

TA IDEX Transamerica Money Market                      0.40%

TA IDEX Transamerica Short-Term Bond                   0.65% of the first $250 million
                                                       0.60% from $250 million to $500 million
                                                       0.575% from $500 million to $1 billion
                                                       0.55% in excess of $1 billion

TA IDEX Transamerica Small/Mid Cap Value               0.80% of the first $500 million
                                                       0.75% in excess of $500 million

TA IDEX Transamerica Value Balanced                    0.75% of the first $500 million

                                                       0.65% over $500 million up to $1 billion
                                                       0.60% in excess of $1 billion

TA IDEX UBS Large Cap Value                            0.82% of the first $200 million
                                                       0.76% over $200 million up to $400 million
                                                       0.74% over $400 million up to $750 million
                                                       0.71% over $750 million up to $1 billion
                                                       0.67% over $1 billion up to $1.5 billion
                                                       0.62% in excess of $1.5 billion

TA IDEX Van Kampen Emerging Markets Debt               0.95% of the first $250 million
                                                       0.90% from $250 million to $500 million
                                                       0.80% in excess of $500 million

TA IDEX Van Kampen Mid-Cap Growth                      0.80%

TA IDEX Van Kampen Small Company Growth                0.95% of the first $500 million
                                                       0.85% in excess of $500 million

ADVISORY AGREEMENT

For each fund, the duties and responsibilities of the investment adviser are specified in the fund's Advisory Agreement. The Advisory Agreement provides that TFAI will perform the following services or cause them to be performed by others: (i) furnish to the fund investment advice and recommendations; (ii) supervise the purchase and sale of securities as directed by appropriate fund officers; and (iii) be responsible for the administration of each fund. The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the fund, TFAI or by a vote of shareholders of each fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of each fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that TFAI shall not be liable to the funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by a fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of TFAI in the performance of its duties thereunder.

Each fund pays its allocable share of the fees and expenses of a fund's non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the funds or TFAI), expenses of preparing and typesetting periodic reports to shareholders (except for those reports the funds permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.

EXPENSE LIMITATION

TFAI has entered into an expense limitation agreement with Transamerica IDEX on behalf of certain funds, pursuant to which TFAI has agreed to reimburse a fund or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to the fund, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds a certain percentage of the fund's average daily net assets. That percentage is listed by fund in the following table, as specified for that fund (expense cap). For certain funds, Transamerica IDEX, on behalf of such funds, may at a later date reimburse TFAI for operating expenses previously paid on behalf of such funds during the previous 36 months, but only if, after such reimbursement, the funds' expense ratios do not exceed the expense cap. The agreement continues automatically for one-year terms unless TFAI provides written notice to Transamerica IDEX prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Advisory Agreement. The funds currently included in the agreement are listed as follows:

                                                       TA IDEX Mercury Large Cap Value
                                                       TA IDEX Oppenheimer Small- & Mid-Cap Value
TA IDEX American Century Large Company Value
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX PIMCO Real Return TIPS
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX PIMCO Total Return
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Protected Principal Stock
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Salomon Investors Value
TA IDEX Bjurman, Barry Micro Emerging Growth           TA IDEX Templeton Great Companies Global
TA IDEX Clarion Global Real Estate Securities          TA IDEX Transamerica Balanced
TA IDEX Evergreen Health Care(1)                       TA IDEX Transamerica Convertible Securities
TA IDEX Evergreen International Small Cap              TA IDEX Transamerica Flexible Income
TA IDEX Great Companies - America(SM)                  TA IDEX Transamerica Money Market
TA IDEX Great Companies - Technology(SM)               TA IDEX Transamerica Short-Term Bond
TA IDEX J.P. Morgan Mid Cap Value                      TA IDEX Transamerica Small/Mid Cap Value
TA IDEX MFS International Equity                       TA IDEX UBS Large Cap Value
TA IDEX Marsico Growth                                 TA IDEX Van Kampen Emerging Markets Debt
TA IDEX Marsico International Growth                   TA IDEX Van Kampen Small Company Growth

(1) TA IDEX Evergreen Health Care was previously operated as TA IDEX T. Rowe Price Health Sciences. The fund changed its name on March 1, 2006.

The applicable expense caps for each of the funds are listed in the following table.

                                                       EXPENSE
FUND                                                     CAP
----                                                   -------
TA IDEX AllianceBernstein International Value           1.13%
TA IDEX American Century Large Company Value            1.45%
TA IDEX Asset Allocation - Conservative Portfolio       0.45%
TA IDEX Asset Allocation - Growth Portfolio             0.45%
TA IDEX Asset Allocation - Moderate Growth Portfolio    0.45%
TA IDEX Asset Allocation - Moderate Portfolio           0.45%
TA IDEX Bjurman, Barry Micro Emerging Growth            1.25%
TA IDEX Clarion Global Real Estate Securities           1.40%
TA IDEX Evergreen Health Care(1)                        1.47%
TA IDEX Evergreen International Small Cap               1.32%
TA IDEX Federated Market Opportunity                    1.05%
TA IDEX Great Companies -- America(SM)                  1.15%
TA IDEX Great Companies -- Technology(SM)               1.18%
TA IDEX MFS International Equity                        1.32%
TA IDEX Janus Growth                                    1.30%
TA IDEX Jennison Growth                                 1.40%
TA IDEX JP Morgan International Bond                    0.75%
TA IDEX J.P. Morgan Mid Cap Value                       1.05%
TA IDEX Marsico Growth                                  1.40%
TA IDEX Marsico International Growth                    1.31%
TA IDEX Mercury Global Allocation                       1.00%
TA IDEX Mercury Large Cap Value                         1.00%
TA IDEX Multi-Manager International Fund                0.45%
TA IDEX Neuberger Berman International                  1.25%
TA IDEX Oppenheimer Developing Markets                  1.45%
TA IDEX Oppenheimer Small- & Mid-Cap Value              1.15%
TA IDEX PIMCO Real Return TIPS                          1.30%
TA IDEX PIMCO Total Return                              1.30%
TA IDEX Protected Principal Stock                       1.90%
TA IDEX Salomon All Cap                                 1.20%
TA IDEX Salomon Investors Value                         1.20%
TA IDEX T. Rowe Price Small Cap                         1.35%

                                                       EXPENSE
FUND                                                     CAP
----                                                   -------
TA IDEX T. Rowe Price Tax-Efficient Growth              1.35%
TA IDEX Templeton Great Companies Global                1.20%
TA IDEX Transamerica Balanced                           1.45%
TA IDEX Transamerica Convertible Securities             1.35%
TA IDEX Transamerica Equity                             1.17%
TA IDEX Transamerica Flexible Income                    1.50%
TA IDEX Transamerica Growth Opportunities               1.40%
TA IDEX Transamerica High-Yield Bond                    1.24%
TA IDEX Transamerica Money Market                       0.48%
TA IDEX Transamerica Short-Term Bond                    0.85%
TA IDEX Transamerica Small/Mid Cap Value                1.40%
TA IDEX Transamerica Value Balanced                     1.20%
TA IDEX UBS Large Cap Value                             1.02%
TA IDEX Van Kampen Emerging Markets Debt                1.15%
TA IDEX Van Kampen Mid-Cap Growth                       1.00%
TA IDEX Van Kampen Small Company Growth                 1.15%

(1) TA IDEX Evergreen Health Care was previously operated as TA IDEX T. Rowe Price Health Sciences. The fund changed its name on March 1, 2006.

TOTAL ADVISORY FEES PAID BY THE FUNDS

The following table sets forth the total amounts the funds paid to TFAI, and reimbursements by TFAI to the funds, if any, for the fiscal years ended October 31, 2005, 2004, and 2003.

                                                                 ADVISORY FEE AFTER
                                                               EXPENSE REIMBURSEMENT                 EXPENSE REIMBURSEMENTS
                                                                     OCTOBER 31,                           OCTOBER 31,
                                                       --------------------------------------   --------------------------------
                        FUND                              2005          2004          2003         2005        2004       2003
                        ----                           ----------   -----------   -----------   ----------   --------   --------
TA IDEX AllianceBernstein International Value(1)              N/A           N/A           N/A          N/A        N/A        N/A
TA IDEX American Century Large Company Value           $3,391,055   $   682,635   $    57,108   $       --   $     --   $206,578
TA IDEX Asset Allocation - Conservative Portfolio      $  421,315   $   327,487   $   136,484   $       --   $     --   $     --
TA IDEX Asset Allocation - Growth Portfolio            $  876,694   $   522,110   $   (55,645)  $       --   $     --   $160,784
TA IDEX Asset Allocation - Moderate Growth Portfolio   $1,707,666   $ 1,053,807   $   265,108   $       --   $     --   $     --
TA IDEX Asset Allocation - Moderate Portfolio          $1,181,544   $   835,347   $   280,316   $       --   $     --   $     --
TA IDEX Bjurman, Barry Micro Emerging Growth(7)               N/A           N/A           N/A          N/A        N/A        N/A
TA IDEX Clarion Global Real Estate Securities          $1,080,341   $   832,476   $   216,103   $       --   $     --   $  2,602
TA IDEX Evergreen Health Care(2)                       $3,131,970   $ 1,190,855   $   189,603   $    9,846   $     --   $ 59,564
TA IDEX Evergreen International Small Cap(3)           $2,312,431           N/A           N/A   $       --        N/A        N/A
TA IDEX Federated Market Opportunity(1)                       N/A           N/A           N/A          N/A        N/A        N/A
TA IDEX Great Companies -- America(SM)                 $  779,093   $ 1,107,766   $   959,239   $   79,582   $  9,000   $147,541
TA IDEX Great Companies -- Technology(SM)              $  670,755   $   943,831   $   179,708   $   45,093   $  6,423   $138,268
TA IDEX Janus Growth                                   $8,657,669   $10,965,287   $10,670,954   $  179,171   $    389   $     --
TA IDEX Jennison Growth                                $  867,236   $   657,176   $   455,854   $       --   $     --   $103,823
TA IDEX JPMorgan International Bond(1)                        N/A           N/A           N/A          N/A        N/A        N/A
TA IDEX J.P. Morgan Mid Cap Value(5)                   $  837,654           N/A           N/A   $       --        N/A        N/A
TA IDEX MFS International Equity(6)                    $1,236,039   $ 2,036,093   $   310,246   $  115,935   $  3,005   $472,761
TA IDEX Marsico Growth                                 $  924,174   $   524,068   $   361,461   $       --   $     --   $ 26,748
TA IDEX Marsico International Growth(3)                $3,003,305           N/A           N/A   $       --        N/A        N/A
TA IDEX Mercury Global Allocation(1)                          N/A           N/A           N/A          N/A        N/A        N/A
TA IDEX Mercury Large Cap Value(5)                     $1,561,062           N/A           N/A   $       --        N/A        N/A
TA IDEX Multi-Manager International Fund(4)                   N/A           N/A           N/A          N/A        N/A        N/A
TA IDEX Neuberger Berman International(1)                     N/A           N/A           N/A          N/A        N/A        N/A
TA IDEX Oppenheimer Developing Markets(1)                     N/A           N/A           N/A          N/A        N/A        N/A
TA IDEX Oppenheimer Small- && Mid-Cap Value(7)                N/A           N/A           N/A          N/A        N/A        N/A
TA IDEX PIMCO Real Return TIPS                         $3,855,610   $ 1,698,724   $    54,432   $       --   $     --   $ 63,384

TA IDEX PIMCO Total Return                             $1,098,511   $   790,940   $   742,841   $       --   $     --   $     --
TA IDEX Protected Principal Stock                      $  682,207   $   809,258   $   868,445   $       --   $  8,511   $  8,511
TA IDEX Salomon All Cap                                $3,684,939   $ 5,002,344   $ 2,258,747   $       --   $     --   $295,977
TA IDEX Salomon Investors Value                        $2,375,777   $ 3,077,532   $ 1,121,694   $   18,752   $  3,284   $     --
TA IDEX T. Rowe Price Small Cap                        $  427,650   $ 1,129,757   $   282,683   $   24,072   $     --   $ 85,347
TA IDEX T. Rowe Price Tax-Efficient Growth             $  165,951   $   214,235   $   238,582   $   25,122   $ 21,000   $ 59,810
TA IDEX Templeton Great Companies Global               $3,684,858   $ 3,609,000   $    76,225   $  303,141   $     --   $126,966
TA IDEX Transamerica Balanced                          $2,232,406   $ 2,988,883   $ 3,688,769   $       --   $     --   $     --
TA IDEX Transamerica High-Yield Bond                   $2,573,944   $ 2,144,295   $ 1,081,893   $       --   $     --   $     --
TA IDEX Transamerica Convertible Securities            $1,665,607   $ 1,475,024   $   607,328   $       --   $     --   $     --
TA IDEX Transamerica Equity                            $2,082,718   $   917,983   $   424,229   $  241,182   $149,198   $     --
TA IDEX Transamerica Flexible Income                   $2,059,800   $ 1,325,355   $ 1,641,352   $       --   $     --   $     --
TA IDEX Transamerica Growth Opportunities              $2,474,399   $ 2,106,084   $   405,924   $  197,900   $173,444   $550,288
TA IDEX Transamerica Money Market                      $  204,858   $    64,000   $    18,815   $  587,203   $693,000   $869,435
TA IDEX Transamerica Short-Term Bond(3)                $1,261,989           N/A           N/A   $       --        N/A        N/A
TA IDEX Transamerica Small/Mid Cap Value               $3,450,069   $ 2,688,009   $ 1,000,665   $       --   $     --   $     --
TA IDEX Transamerica Value Balanced                    $  535,993   $   369,000   $    28,006   $32,751.41   $ 49,000   $195,436
TA IDEX UBS Large Cap Value(3)                         $1,063,785           N/A   $        --          N/A        N/A        N/A
TA IDEX Van Kampen Emerging Markets Debt(3)            $1,236,852           N/A           N/A   $       --        N/A        N/A
TA IDEX Van Kampen Mid-Cap Growth(4)                          N/A           N/A           N/A          N/A        N/A        N/A
TA IDEX Van Kampen Small Company Growth(3)             $  707,218           N/A           N/A   $       --        N/A        N/A

(1) TA IDEX AllianceBernstein International Value, TA IDEX Federated Market Opportunity, TA IDEX JPMorgan International Bond, TA IDEX Mercury Global Allocation, TA IDEX Neuberger Berman International and TA IDEX Oppenheimer Developing Markets commenced operations on December 6, 2005 and as such there is no historical fee information.

(2) TA IDEX Evergreen Health Care previously operated as TA IDEX T. Rowe Price Health Sciences. The fund changed its name on March 1, 2006.

(3) TA IDEX Evergreen International Small Cap, TA IDEX Marsico International Growth, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth commenced operations on November 8, 2004, and as such there is no historical fee information for fiscal years ended October 31, 2004 and October 31, 2003.

(4) TA IDEX Multi-Manager International Fund and TA IDEX Van Kampen Mid-Cap Growth commenced operations on March 1, 2006 and January 3, 2006, respectively and as such there is no historical information.

(5) TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005 and as such there is no historical fee information for fiscal years ended October 31, 2004 and October 31, 2003.

(6) TA IDEX MFS International Equity previously operated as TA IDEX American Century International. The fund changed its name on July 3, 2006.

(7) TA IDEX Bjurman, Barry Micro Emerging Growth and TA IDEX Oppenheimer Small- & Mid-Cap Value commenced operations on August 1, 2006 and as such there is no historical fee information.

THE INVESTMENT ADVISER'S GUARANTEE (FOR TA IDEX PROTECTED PRINCIPAL STOCK ONLY.)

As part of TFAI's guaranteed investment strategy, TFAI will provide a guarantee to shareholders of TA IDEX Protected Principal Stock as described in that fund's prospectus (the "Guarantee"). The Guarantee to a shareholder who invests in TA IDEX Protected Principal Stock is that the shareholder will be entitled to receive a guaranteed amount five years after the investment date (the "Guaranteed Amount," and such investment date, the "Investment Date"), which amount will be no less than the value of that shareholder's account on the Investment Date, less extraordinary charges (such as litigation expenses and other expenses not incurred in the ordinary course of the fund's business), provided that shareholders have reinvested all dividends and distributions in additional shares and have redeemed no shares.

As a swap of the guarantee risk, TFAI may enter into agreements with affiliated and unaffiliated counterparties, subject to approval by the Board of Trustees. Such agreements will obligate the counterparties to make payments to TFAI of any amounts that TFAI is obligated to pay to shareholders, pursuant to the Guarantee. TFAI has undertaken not to terminate the Investment Advisory Agreement with the fund so long as there are shareholders with amounts subject to the Guarantee remaining in the fund.

In the unlikely event that TA IDEX Protected Principal Stock, its Board of Trustees, or its shareholders were to terminate TFAI's Investment Advisory Agreement with the fund, TFAI will remain obligated to make payments under the Guarantee to any fund shareholder with amounts subject to the Guarantee until the fund liquidates or retains a new investment adviser that agrees to assume responsibility for the Guarantee. If the new investment adviser not only agrees to assume responsibility for the Guarantee but also agrees to compensate Peoples Benefit Life Insurance Company ("PBL") accordingly, PBL has agreed that TFAI is permitted to assign that swap agreement to the new adviser. In that event, PBL would then make payments to the new adviser in the same manner that PBL is obligated to make payments to TFAI. It is not expected that a change to a new investment adviser would result in any increase in investment advisory fees. If, however, an increase were to be proposed, that fee increase would, of course, be submitted to fund shareholders for prior approval.

SUB-ADVISERS

AEGON USA Investment Management, LLC ("AUIM"), located at 4333 Edgewood Rd NE, Cedar Rapids, IA 52499, serves as sub-adviser to TA IDEX Transamerica High-Yield Bond pursuant to a sub-advisory agreement with TFAI.

Alliance Capital Management, L.P. ("Alliance"), located at 1345 Avenue of the Americas, New York, NY 10105, serves as sub-adviser to TA IDEX AllianceBernstein International Value pursuant to a sub-advisory agreement with TFAI.

American Century Investment Management, Inc. ("American Century"), American Century Tower, 4500 Main Street, Kansas City, MO 64111, serves as sub-adviser to TA IDEX American Century Large Company Value pursuant to a sub-advisory agreement with TFAI.

Bjurman, Barry & Associates ("Bjurman, Barry"), located at 10100 Santa Monica Blvd., Suite 1200, Los Angeles, CA 90067, serves as sub-adviser to TA IDEX Bjurman, Barry Micro Emerging Growth pursuant to a sub-advisory agreement with TFAI.

Columbia Management Advisors, LLC (formerly, Banc of America Capital Management,
LLC), 101 S. Tryon Street, Charlotte, NC 28255, serves as sub-adviser to TA IDEX Marsico Growth and TA IDEX Marsico International Growth pursuant to a sub-advisory agreement with TFAI. Columbia Management Advisors, LLC has entered into an agreement with Marsico Capital Management, LLC ("Marsico"), 1200 17th Street, Suite 1600, Denver, CO 80202, wherein Marsico will provide portfolio management.

Evergreen Investment Management Company, LLC ("Evergreen"), 200 Berkeley Street, Boston, MA 02116, serves as sub-adviser to TA IDEX Evergreen Health Care and TA IDEX Evergreen International Small Cap pursuant to a sub-advisory agreement with ATFA.

Federated Equity Management Company of Pennsylvania ("Federated"), located at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, serves as sub-adviser to TA IDEX Federated Market Opportunity pursuant to a sub-advisory agreement with TFAI.

Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury Advisors"), 800 Scudders Mill Road, Plainsboro, NJ 08536, serves as sub-adviser to TA IDEX Mercury Global Allocation and TA IDEX Mercury Large Cap Value pursuant to a sub-advisory agreement with TFAI

Gateway Investment Advisers, L.P. ("Gateway"), 3805 Edwards Road, Suite 600, Cincinnati, OH 45209, serves as sub-adviser to TA IDEX Protected Principal Stock pursuant to a sub-advisory agreement with TFAI. The sub-adviser may also serve as a sub-adviser to certain portfolios of AEGON/Transamerica Series Trust, a registered investment company.

ING Clarion Real Estate Securities L.P. ("Clarion"), 259 N. Radnor-Chester Road, Suite 205, Radnor, PA 19087, serves as sub-adviser to TA IDEX Clarion Global Real Estate Securities pursuant to a sub-advisory agreement with TFAI.

Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, CO 80206-4805, serves as sub-adviser to TA IDEX Janus Growth pursuant to a sub-advisory agreement with TFAI. On October 18, 2006, a special meeting of shareholders will be held to approve a proposed plan of reorganization relating to the reorganization of TA IDEX Janus Growth into TA IDEX Transamerica Equity.

Jennison Associates LLC ("Jennison"), 466 Lexington Avenue, New York, NY 10017, serves as sub-adviser to TA IDEX Jennison Growth pursuant to a sub-advisory agreement with TFAI.

J.P. Morgan Investment Management Inc. ("JPMorgan"), 522 Fifth Avenue, New York, NY 10036, serves as sub-adviser to TA IDEX JPMorgan International Bond and TA IDEX J.P. Morgan Mid Cap Value pursuant to a sub-advisory agreement with TFAI.

MFS Investment Management ("MFS"), 500 Boylston Street, Boston, MA 02116, serves as sub-adviser to TA IDEX MFS International Equity pursuant to a sub-advisory agreement with TFAI.

Morgan Stanley Investment Management Inc., doing business as Van Kampen ("Van Kampen"), 1221 Avenue of the Americas, New York, NY 10020, serves as sub-adviser to TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen Mid-Cap Growth and TA IDEX Van Kampen Small Company Growth pursuant to a sub-advisory agreement with ATFA.

Neuberger Berman Management, Inc. ("Neuberger Berman"), located at 605 Third Avenue, 2nd floor, New York, NY 10158-0180, serves as sub-adviser to TA IDEX Neuberger Berman International pursuant to a sub-advisory agreement with TFAI.

OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th floor, New York, NY 10281-1008, serves as sub-adviser to TA IDEX Oppenheimer Developing Markets and TA IDEX Oppenheimer Small- & Mid-Cap Value pursuant to sub-advisory agreements with TFAI.

Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, CA 92660, serves as sub-adviser to TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS pursuant to sub-advisory agreements with TFAI.

Salomon Brothers Asset Management Inc. ("SaBAM")(1), 399 Park Avenue, New York, NY 10022, serves as sub-adviser to TA IDEX Salomon All Cap and TA IDEX Salomon Investors Value pursuant to a sub-advisory agreement with TFAI.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 E. Pratt Street, Baltimore, MD 21202, serves as sub-adviser to TA IDEX T. Rowe Price Small Cap and TA IDEX T. Rowe Price Tax-Efficient Growth pursuant to a sub-advisory agreement with TFAI.

Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, serves as co-sub-adviser to TA IDEX Templeton Great Companies Global pursuant to a sub-advisory agreement with TFAI.

Transamerica Investment Management, LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, serves as sub-adviser to TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica Balanced, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Equity, TA IDEX Transamerica Value Balanced, TA IDEX Transamerica Money Market, TA IDEX Transamerica Short-Term Bond and TA IDEX Transamerica Convertible Securities pursuant to a sub-advisory agreement with TFAI. TIM also serves as an interim sub-adviser to TA IDEX Great Companies -- America(SM) and TA IDEX Great Companies -- Technology(SM), and intermin co-sub-adviser to TA IDEX Templeton Great Companies Global, pursuant to an interim sub-advisory agreement with TFAI. On October 18, 2006, a special meeting of shareholders will be held to approve an investment sub-advisory agreement between TFAI and TIM pursuant to which TIM will be appointed as an investment sub-adviser to the funds and to approve a proposed plan of reorganization relating to the reorganization of TA IDEX Great Companies -- America(SM) into TA IDEX Transamerica Equity.

UBS Global Asset Management (Americas) Inc. ("UBS"), One North Wacker Drive, Chicago, IL 60606, serves as sub-adviser to TA IDEX UBS Large Cap Value pursuant to a sub-advisory agreement with ATFA.

(1) Note: On December 1, 2005, Citigroup Inc. ("Citigroup") completed the sale of substantially all of its asset management business, Citigroup Asset Management, to Legg Mason, Inc. As a result, Salomon Brothers Asset Management Inc became a wholly owned subsidiary of Legg Mason, Inc. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland, 21202, is a financial services holding company.

     Under a licensing agreement between Citigroup and Legg Mason, the name Salomon Brothers Asset Management Inc, as well as all logos, trademarks, and service mars related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason. All Citi Marks are owned by Citigroup and are used under license. Legg Mason and its affiliates, as well as Salomon Brothers Asset Management Inc, are not affiliated with Citigroup.

The sub-advisers also serve as sub-advisers to certain portfolios of AEGON/Transamerica Series Trust ("ATST"), a registered investment company. They may be referred to herein collectively as the "sub-advisers" and individually as a "sub-adviser." Each sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage, indicated below, of a fund's average daily net assets:

                                    Sub-Adviser                Sub-Advisory Fee
                                 ----------------   --------------------------------------
TA IDEX AllianceBernstein            Alliance       0.45% of assets up to $200 million of
International Value                                 average daily net assets; 0.36% of
                                                    next $300 million of average daily net
                                                    assets; 0.32% of average daily net
                                                    assets in excess of $500 million.

TA IDEX American Century Large   American Century   0.45% of assets up to $250 million of
Company Value**                                     average daily net assets; 0.40% of
                                                    next $250 million of average daily net
                                                    assets; 0.35% of next $250 million of
                                                    average daily net assets; 0.30% of
                                                    average daily net assets in excess of
                                                    $750 million.

TA IDEX Asset Allocation -         Morningstar      0.10% of the fund's average daily net
Conservative Portfolio                              assets.

TA IDEX Asset Allocation -         Morningstar      0.10% of the fund's average daily net
Growth Portfolio                                    assets.

TA IDEX Asset Allocation -         Morningstar      0.10% of the fund's average daily net
Moderate Growth Portfolio                           assets.

TA IDEX Asset Allocation -         Morningstar      0.10% of the fund's average daily net
Moderate Portfolio                                  assets.

TA IDEX Bjurman, Barry Micro      Bjurman, Barry    0.55% of the fund's average daily net
Emerging Growth                                     assets.

TA IDEX Clarion Global Real          Clarion        0.40% of the first $250 million of
Estate Securities                                   average daily net assets; 0.375% of
                                                    average daily net assets over $250
                                                    million up to $500 million; 0.35% of
                                                    average daily net assets over $500
                                                    million up to $1 billion; 0.30% of
                                                    average daily net assets in excess of
                                                    $1 billion, less 50% of any amount
                                                    reimbursed pursuant to the fund's
                                                    expense limitation.

TA IDEX Evergreen Health Care       Evergreen       0.42% of the first $100 million of
                                                    average daily net assets; 0.40% of
                                                    average daily net assets over $100
                                                    million up to $250 million; 0.35% in
                                                    excess of $250 million.

TA IDEX Evergreen                   Evergreen       0.52% of the first $250 million of
International Small Cap                             average daily net assets; 0.50% of
                                                    average daily net assets in excess of
                                                    $250 million.

TA IDEX Federated Market            Federated       0.50% of assets up to $30 million of
Opportunity                                         average daily net assets; 0.35% of
                                                    next $20 million of average daily net
                                                    assets; 0.25% of average daily net
                                                    assets in excess of $50 million.

TA IDEX Great Companies --             TIM          0.30% of the first $500 million of
America(SM)                                         average daily net assets; 0.25% of
                                                    average daily net assets in excess of
                                                    $500 million.

TA IDEX Great Companies --             TIM          0.35% of the first $250 million of
Technology(SM)                                      average daily net assets; 0.30% of
                                                    next $250 million up to $500 million
                                                    of average daily net assets; 0.25% of
                                                    average daily net assets in excess of
                                                    $500 million.

TA IDEX Janus Growth                  Janus         0.40% of the first $250 million of
                                                    average daily net assets; 0.35% of
                                                    next $500 million of average daily net
                                                    assets; 0.30% of next $750 million of
                                                    average daily net assets; 0.25% of
                                                    next $1.5 billion of average daily net
                                                    assets; 0.225% of average daily net
                                                    assets in excess of $3 billion, less
                                                    50% of any amount reimbursed pursuant
                                                    to the fund's expense limitation
                                                    agreement. In addition, the
                                                    sub-adviser waives its monthly
                                                    compensation by the following
                                                    percentages based on the average daily
                                                    net assets of the fund: Assets between
                                                    $1.5 and $3.0 billion, 5% Fee
                                                    Reduction on Assets over $1.5 billion;
                                                    Assets between $3.0 and $5.0 billion,
                                                    7.5% Fee Reduction on Assets over $3.0
                                                    billion; Assets above $5 billion,
                                                    10.0% Fee Reduction on Assets over $5
                                                    billion.

TA IDEX Jennison Growth              Jennison       0.40% of the first $250 million of
                                                    average daily net assets; 0.35% over
                                                    $250 million up to $500 million; 0.30%
                                                    over $500 million up to $1 billion;
                                                    0.25% over $1 billion up to $1.5
                                                    billion 0.20% in excess of $1.5
                                                    billion.

TA IDEX JPMorgan                     JPMorgan       0.20% of assets up to $100 million of
International Bond                                  average daily net assets; 0.17% of
                                                    next $150 million of average daily net
                                                    assets; 0.16% of next $250 million of
                                                    average daily net assets; 0.15% of
                                                    next $500 million of average daily net
                                                    assets; 0.12% of average daily net
                                                    assets in excess of $1 billion.

TA IDEX J.P. Morgane               J.P. Morgan      0.40% of the fund's average daily net
Mid Cap Valu                                        assets.

TA IDEX MFS International              MFS          0.475% of the first $500 million of
Equity                                              average daily net assets; 0.45% over
                                                    $500 million up to $1 billion; 0.40%
                                                    of average daily net assets in excess
                                                    of $1 billion.

TA IDEX Marsico Growth               Columbia       0.40% of the first $250 million of
                                    Management      average daily net assets; 0.375% of
                                                    the next $250 million of average daily
                                                    net assets; 0.35% of the next $500
                                                    million of average daily net assets;
                                                    0.30% of average daily net assets in
                                                    excess of $1 billion.

TA IDEX Marsico International        Columbia       0.50% of the first $300 million of
Growth                              Management      average daily net assets; 0.45% of the
                                                    next $100 million of average daily net
                                                    assets; 0.40% of the next $600 million
                                                    of average daily net assets; 0.35% of
                                                    average daily net assets in excess of
                                                    $1 billion.

TA IDEX Mercury Global             Merrill Lynch    0.44% of assets up to $100 million of
Allocation                                          average daily net assets; 0.32% of
                                                    average daily net assets in excess of
                                                    $100 million.

TA IDEX Mercury Large              Merrill Lynch    0.35% of the first $250 million of
Cap Value                                           average daily net assets; 0.325% of
                                                    the next $500 million of average daily
                                                    net assets; 0.30% of average daily net
                                                    assets in excess of $750 million.

TA IDEX Multi-Manager              Morningstar      0.10% of the fund's average daily net
International Fund                                  assets.

TA IDEX Neuberger Berman         Neuberger Berman   0.50% of assets up to $100 million of
International                                       average daily net assets; 0.45% of
                                                    average daily net assets in excess of
                                                    $100 million.

TA IDEX Oppenheimer               Oppenheimer       0.70% of assets up to $50 million of
Developing Markets                                  average daily net assets; 0.65% of
                                                    next $150 million of average daily net
                                                    assets; 0.60% of average daily net
                                                    assets in excess of $200 million.

TA IDEX Oppenheimer Small-        Oppenheimer       0.40% of assets up to $250 million of
& Mid-Cap Value                                     average daily net assets; 0.375% over
                                                    $250 up to $500 million of average
                                                    daily net assets; 0.35% of average
                                                    daily net assets in excess of $500
                                                    million.

TA IDEX PIMCO Real Return TIPS       PIMCO          0.25% of the fund's average daily net
                                                    assets.

TA IDEX PIMCO Total Return           PIMCO          0.25% of the fund's average daily net
                                                    assets.

TA IDEX Protected                   Gateway         0.40% of the first $100 million of
Principal Stock                                     average daily net assets; 0.375% of
                                                    average daily net assets in excess of
                                                    $100 million, less 50% of excess
                                                    expenses.

TA IDEX Salomon All Cap***           SaBAM          0.30% of the first $20 million of
                                                    average daily net assets; 0.50% of the
                                                    next $80 million of average daily net
                                                    assets; 0.40% of average daily net
                                                    assets over $100 million.

TA IDEX Salomon                      SaBAM          0.35% of average daily net assets,
Investors Value                                     less 50% of any amount reimbursed
                                                    pursuant to the fund's expense
                                                    limitation.

TA IDEX T. Rowe Price             T. Rowe Price     0.35% of the fund's average daily net
Small Cap                                           assets (T. Rowe Price has agreed to a
                                                    voluntary fee waiver based on the
                                                    combined average daily net assets of
                                                    TA IDEX T. Rowe Price Small Cap, TA
                                                    IDEX T. Rowe Price Tax-Efficient
                                                    Growth, ATST T. Rowe Price Equity
                                                    Income, ATST T. Rowe Price Growth
                                                    Stock and ATST T. Rowe Price Small Cap
                                                    as follows: assets between $750
                                                    million and $1.5 billion: 5% fee
                                                    reduction; assets between $1.5 billion
                                                    and $3 billion: 7.5% fee reduction;
                                                    assets above $3 billion: 10.0% fee
                                                    reduction. The reduction in fees is
                                                    split evenly between shareholders and
                                                    TFAI.)

TA IDEX T. Rowe Price             T. Rowe Price     0.45% of the first $100 million of the
Tax-Efficient Growth                                fund's average daily net assets; 0.40%
                                                    of the next $100 million up to $250
                                                    million; 0.35% of average daily net
                                                    assets in excess of $250 million (T.
                                                    Rowe Price has agreed to a voluntary
                                                    fee waiver based on the combined
                                                    average daily net assets of TA IDEX T.
                                                    Rowe Price Small Cap, TA IDEX T. Rowe
                                                    Price Tax-Efficient Growth, ATST T.
                                                    Rowe Price Equity Income, ATST T. Rowe
                                                    Price Growth Stock and ATST T. Rowe
                                                    Price Small Cap as follows: assets
                                                    between $750 million and $1.5 billion:
                                                    5% fee reduction; assets between $1.5
                                                    billion and $3 billion: 7.5% fee
                                                    reduction; assets above $3 billion:
                                                    10.0% fee reduction. The reduction in
                                                    fees is split evenly between
                                                    shareholders and TFAI.)

TA IDEX Templeton Great          TIM/ Templeton     0.35% of the first $500 million of
Companies Global                                    average daily net assets; 0.30% of
                                                    average daily next assets in excess of
                                                    $500 million of average daily net
                                                    assets. Templeton receives
                                                    a portion of the sub-advisory fee
                                                    based on the amount of assets that it
                                                    manages; it receives 0.40% of the fee
                                                    for the first $500 million of the
                                                    fund's average daily net assets;
                                                    0.375% of the fee for assets over $500
                                                    million up to $1.5 billion; and 0.35%
                                                    of the fee for assets over $1.5
                                                    billion (for

                                                    the portion of assets that it
                                                    manages). TIM receives the
                                                    sub-advisory fee stated in this
                                                    paragraph, less any amount paid to
                                                    Templeton for its sub-advisory
                                                    services.

TA IDEX Transamerica Balanced          TIM          0.35% of the first $250 million of
                                                    average daily net assets; 0.325% of
                                                    the next $250 million up to $500
                                                    million of average daily net assets;
                                                    0.30% over $500 million up to $1.5
                                                    billion; 0.25% of average daily net
                                                    assets in excess of $1.5 billion, less
                                                    50% of any amount reimbursed pursuant
                                                    to the fund's expense limitation.

TA IDEX Transamerica                   AUIM         0.28% of the first $400 million of
High-Yield Bond                                     average daily net assets; 0.25% in
                                                    excess of $400 million up to $750
                                                    million; 0.20% in excess of $750
                                                    million.

TA IDEX Transamerica                   TIM          0.35% of average daily net assets,
Convertible Securities                              less 50% of any amount reimbursed
                                                    pursuant to the fund's expense
                                                    limitation.

TA IDEX Transamerica                   TIM          0.35% of the first $500 million of
Equity                                              average daily net assets; 0.30% of the
                                                    fund's average daily net assets in
                                                    excess of $500 million, less 50% of
                                                    any amount reimbursed pursuant to the
                                                    fund's expense limitation.

TA IDEX Transamerica                   TIM          0.30% of the first $250 million of
Flexible Income                                     average daily net assets; 0.25% of the
                                                    fund's average daily net assets in
                                                    excess of $250 million, less 50% of
                                                    any amount reimbursed pursuant to the
                                                    fund's expense limitation.

TA IDEX Transamerica                   TIM          0.40% of average daily net assets up
Growth Opportunities                                to $100 million; 0.35% of average
                                                    daily net assets in excess of $100
                                                    million, less 50% of any amount
                                                    reimbursed pursuant to the fund's
                                                    expense limitation.

TA IDEX Transamerica                   TIM          0.15% of the fund's average daily net
Money Market                                        assets.

TA IDEX Transamerica                   TIM          0.25% of the first $250 million of
Short-Term Bond                                     average daily net assets; 0.20% of the
                                                    next $250 million of average daily net
                                                    assets; 0.175% of the next $500
                                                    million of average daily net assets;
                                                    0.15% of average daily net assets in
                                                    excess of $1 billion.

TA IDEX Transamerica                   TIM          0.375% of the first $500 million of
Small/Mid Cap Value                                 average daily net assets 0.325% of
                                                    average daily net assets in excess of
                                                    $500 million, less 50% of any amount
                                                    reimbursed pursuant to the fund's
                                                    expense limitation.

TA IDEX Transamerica                   TIM          0.35% of average daily net assets up
Value Balanced                                      to $500 million; 0.325% of assets in
                                                    excess of $500 million up to $1
                                                    billion; 0.30% of assets in excess of
                                                    $1 billion, less 50% of any amount
                                                    reimbursed pursuant to the fund's
                                                    expense limitation.

TA IDEX UBS Large Cap Value            UBS          0.35% of the first $200 million of
                                                    average daily net assets; 0.32% of the
                                                    next $200 million of average daily net
                                                    assets; 0.30% of the next $350 million
                                                    of average daily net assets; 0.27% of
                                                    the next $250 million of average daily
                                                    net assets; 0.25% of average daily net
                                                    assets in excess of $1 billion up to
                                                    $1.5 billion; 0.20% in excess of $1.5
                                                    billion.

TA IDEX Van Kampen                  Van Kampen      0.45% of the first $250 million of
Emerging Markets Debt                               average daily net assets; 0.40% of the
                                                    next $250 million of average daily net
                                                    assets; 0.35% of average daily net
                                                    assets over $500 million.

TA IDEX Van Kampen                  Van Kampen      0.40% of the fund's average daily net
Mid-Cap Growth                                      assets.

TA IDEX Van Kampen                  Van Kampen      0.45% of the first $500 million of
Small Company Growth                                average daily net assets; 0.40% of
                                                    average daily net assets over $500
                                                    million.

** Based on the combined average daily net assets for TA IDEX American Century Large Company Value and ATST American Century Large Company Value.

*** Based on the combined average daily net assets for TA IDEX Salomon All Cap and ATST Salomon All Cap.

                                  SUB-ADVISORY FEES PAID
                                 (NET OF FEES REIMBURSED)

The following table sets forth the total amounts of sub-advisory fee paid by TFAI to each sub-adviser for the fiscal years ended October 31, 2005, 2004 and 2003:

                                                                OCTOBER 31
                                                   ------------------------------------
FUND                                                  2005         2004         2003
----                                               ----------   ----------   ----------
TA IDEX AllianceBernstein International Value(1)          N/A          N/A          N/A
TA IDEX American Century Large Company Value       $1,666,843   $  570,802   $   70,665
TA IDEX Bjurman, Barry Micro Emerging Growth(6)           N/A          N/A          N/A
TA IDEX Clarion Global Real Estate Securities      $  543,122   $  463,070   $  108,002
TA IDEX Evergreen Health Care(2)                   $1,861,524   $  902,494   $  123,114
TA IDEX Evergreen International Small Cap(3)       $1,127,670   $      N/A   $      N/A
TA IDEX Federated Market Opportunity(1)                   N/A          N/A          N/A
TA IDEX Great Companies -- America(SM)             $  398,628   $  561,548   $  553,390
TA IDEX Great Companies -- Technology(SM)          $  360,793   $  472,258   $  156,417
TA IDEX Janus Growth                               $4,087,418   $5,503,113   $5,232,669
TA IDEX Jennison Growth                            $  435,940   $  357,802   $  279,838
TA IDEX JPMorgan International Bond(1)                    N/A          N/A          N/A
TA IDEX J.P. Morgan Mid Cap Value(5)               $  402,976          N/A          N/A
TA IDEX MFS International Equity(7)                $  738,207   $1,197,799   $  244,128
TA IDEX Marsico Growth                             $  463,541   $  279,454   $  180,621
TA IDEX Marsico International Growth(3)            $1,406,490          N/A          N/A
TA IDEX Mercury Global Allocation(1)                      N/A          N/A          N/A
TA IDEX Mercury Large Cap Value(5)                 $  677,282          N/A          N/A
TA IDEX Multi-Manager International Fund(4)               N/A          N/A          N/A
TA IDEX Neuberger Berman International(1)                 N/A          N/A          N/A
TA IDEX Oppenheimer Developing Markets(1)                 N/A          N/A          N/A
TA IDEX Oppenheimer Small- & Mid-Cap Value(6)             N/A          N/A          N/A
TA IDEX PIMCO Real Return TIPS                     $1,431,219   $  789,191   $   37,598
TA IDEX PIMCO Total Return                         $  394,337   $  299,015   $  250,346
TA IDEX Protected Principal Stock                  $  211,169   $  242,883   $  265,380
TA IDEX Salomon All Cap                            $1,888,062   $2,589,029   $1,304,258
TA IDEX Salomon Investors Value                    $1,055,890   $1,446,080   $  487,218
TA IDEX T. Rowe Price Small Cap                    $  207,078   $  481,110   $  134,783
TA IDEX T. Rowe Price Tax-Efficient Growth         $  113,831   $  141,195   $  179,035
TA IDEX Templeton Great Companies Global           $1,750,807   $1,911,464   $  104,166
TA IDEX Transamerica Balanced                      $  970,590   $1,489,763   $1,829,006
TA IDEX Transamerica High-Yield Bond               $1,281,666   $1,065,834   $  539,081
TA IDEX Transamerica Convertible Securities        $  781,111   $  684,516   $  283,457
TA IDEX Transamerica Equity                        $1,083,797   $  620,718   $  211,792
TA IDEX Transamerica Flexible Income               $  787,019   $  567,577   $  828,099

                                                                OCTOBER 31
                                                   ------------------------------------
FUND                                                  2005         2004         2003
----                                               ----------   ----------   ----------
TA IDEX Transamerica Growth Opportunities          $1,283,486   $1,295,668   $  258,320
TA IDEX Transamerica Money Market                  $  299,056   $  190,509   $  (76,127)
TA IDEX Transamerica Short-Term Bond(3)            $  483,234          N/A          N/A
TA IDEX Transamerica Small/Mid Cap Value           $1,625,336   $1,335,128   $  555,925
TA IDEX Transamerica Value Balanced                $  266,973   $  288,334   $    6,702
TA IDEX UBS Large Cap Value(3)                     $  475,574          N/A          N/A
TA IDEX Van Kampen Emerging Markets Debt(3)        $  585,847          N/A          N/A
TA IDEX Van Kampen Mid-Cap Growth(4)                      N/A          N/A          N/A
TA IDEX Van Kampen Small Company Growth(3)         $  334,998          N/A          N/A

(1) TA IDEX AllianceBernstein International Value, TA IDEX Federated Market Opportunity, TA IDEX JP Morgan International Bond, TA IDEX Mercury Global Allocation, TA IDEX Neuberger Berman International and TA IDEX Oppenheimer Developing Markets commenced operations on December 6, 2005, and as such there is no historical fee information.

(2) TA IDEX Evergreen Health Care previously operated as TA IDEX T. Rowe Price Health Sciences. The fund changed its name on March 1, 2006.

(3) TA IDEX Evergreen International Small Cap, TA IDEX Marsico International Growth, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth commenced operations on November 8, 2004, and as such there is no historical fee information.

(4) TA IDEX Multi-Manager International Fund and TA IDEX Van Kampen Mid-Cap Growth commenced operations on March 1, 2006 and January 3, 2006 respectively, and as such there is no historical fee information for fiscal years ended October 31, 2004 and October 31, 2003.

(5) TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005 and as such there is no historical fee information for the fiscal years ended October 31, 2004 and October 31, 2003.

(6) TA IDEX Bjurman, Barry Micro Emerging Growth and TA IDEX Oppenheimer Small- & Mid-Cap Growth commenced operations on August 1, 2006, and as such there is no historical fee information.

(7) TA IDEX MFS International Equity previously operated as TA IDEX American Century International. The fund changed its name on July 3, 2006.

Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to that of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser's decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

INFORMATION ABOUT EACH FUND'S PORTFOLIO MANAGERS

Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day management, a description of any material conflict of interest that may arise in connection with the portfolio manager's management of the fund's investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix B of this SAI.

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC ("Morningstar Associates") located at 225 West Wacker Dr., Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio and TA IDEX Multi-Manager International Fund while consulting with the TFAI Investment Committee. For the fiscal years ended October 31, 2005, 2004 and 2003, TFAI paid Morningstar Associates the following amounts: $5,007,743, $1,416,197 and $365,269, respectively (no information is provided for TA IDEX Multi-Manager International Fund, which commenced operations after October 31, 2005). TFAI compensates Morningstar Associates 0.10% of the average daily net assets of each portfolio.

                                   DISTRIBUTOR

Effective March 1, 2001, Transamerica IDEX entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494, to act as the principal underwriter of the shares of the funds. (Prior to this date, InterSecurities, Inc. ("ISI"), located at 570 Carillon Parkway, St. Petersburg, FL 33716, served as the principal underwriter.) The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of AFSG's responsibilities and charges as principal underwriter of fund shares is set forth in each fund's prospectus.

                             UNDERWRITING COMMISSION

                                                   COMMISSIONS RECEIVED                  COMMISSIONS RETAINED
                                                   FOR THE PERIOD ENDED                  FOR THE PERIOD ENDED
                                                        OCTOBER 31                            OCTOBER 31
                                          -------------------------------------   ----------------------------------
FUND                                         2005          2004         2003         2005         2004        2003
----                                      ----------   -----------   ----------   ----------   ----------   --------
TA IDEX AllianceBernstein
   International Value(1)                        N/A           N/A          N/A          N/A          N/A        N/A
TA IDEX American Century Large
   Company Value                          $   33,545   $   211,113   $   42,777   $    5,396   $    8,225   $  2,581
TA IDEX Asset Allocation -
   Conservative Portfolio                 $1,924,341   $ 9,208,131   $1,175,635   $  323,137   $  459,260   $155,402
TA IDEX Asset Allocation - Moderate
   Growth Portfolio                       $9,046,506   $23,921,190   $3,078,179   $1,448,031   $  868,465   $432,717
TA IDEX Asset Allocation - Moderate
   Portfolio                              $4,876,484   $26,583,844   $2,729,843   $  801,897   $1,083,796   $360,920
TA IDEX Asset Allocation - Growth
   Portfolio                              $4,208,026   $44,889,907   $1,263,680   $  652,775   $1,945,740   $165,440
TA IDEX Bjurman, Barry Micro Emerging
   Growth(7)                                     N/A           N/A          N/A          N/A          N/A        N/A
TA IDEX Clarion Global Real Estate
   Securities                             $   95,667   $   220,787   $   27,770   $   15,591   $    9,203   $  4,058
TA IDEX Evergreen Health Care(2)          $   24,026   $   222,672   $   24,272   $    3,583   $    7,485   $  3,510
TA IDEX Evergreen International Small
   Cap(3)                                        N/A           N/A          N/A          N/A          N/A        N/A
TA IDEX Federated Market
   Opportunity(1)                                N/A           N/A          N/A          N/A          N/A        N/A
TA IDEX Great Companies - America(SM)     $   47,766   $   778,023   $  270,384   $    7,261   $   35,478   $ 34,970
TA IDEX Great Companies -
   Technology(SM)                         $   21,533   $   137,159   $   39,665   $    3,286   $    6,027   $  5,278
TA IDEX Janus Growth                      $  576,971   $ 1,518,782   $1,125,486   $   85,937   $  114,409   $125,912
TA IDEX Jennison Growth                   $   31,171   $   198,730   $   70,022   $    4,536   $    6,957   $  5,324

                                                   COMMISSIONS RECEIVED                  COMMISSIONS RETAINED
                                                   FOR THE PERIOD ENDED                  FOR THE PERIOD ENDED
                                                        OCTOBER 31                            OCTOBER 31
                                          -------------------------------------   ----------------------------------
FUND                                         2005          2004         2003         2005         2004        2003
----                                      ----------   -----------   ----------   ----------   ----------   --------
TA IDEX JPMorgan International Bond(1)           N/A           N/A          N/A          N/A          N/A        N/A
TA IDEX J.P. Morgan Mid Cap Value(5)             N/A           N/A          N/A          N/A          N/A        N/A
TA IDEX MFS International Equity(6)       $   33,320   $   244,787   $   47,000   $    5,195   $    9,469   $  1,405
TA IDEX Marsico Growth                    $   64,813   $   364,146   $   64,311   $   10,524   $   10,765   $  8,441
TA IDEX Marsico International Growth(3)          N/A           N/A          N/A          N/A          N/A        N/A
TA IDEX Mercury Global Allocation(1)             N/A           N/A          N/A          N/A          N/A        N/A
TA IDEX Mercury Large Cap Value(5)               N/A           N/A          N/A          N/A          N/A        N/A
TA IDEX Multi-Manager International
   Fund(4)                                       N/A           N/A          N/A          N/A          N/A        N/A
TA IDEX Neuberger Berman
   International(1)                              N/A           N/A          N/A          N/A          N/A        N/A
TA IDEX Oppenheimer Developing
   Markets(1)                                    N/A           N/A          N/A          N/A          N/A        N/A
TA IDEX Oppenheimer Small- & Mid-Cap
   Value(7)                                      N/A           N/A          N/A          N/A          N/A        N/A
TA IDEX PIMCO Real Return TIPS            $   70,509   $   404,692   $   12,182   $   13,682   $   19,410   $  2,060
TA IDEX PIMCO Total Return                $   27,675   $   248,014   $  247,636   $    5,131   $   13,171   $ 26,821
TA IDEX Protected Principal Stock         $       --   $        --   $       --   $       --   $       --   $     --
TA IDEX Salomon All Cap                   $  120,289   $ 1,431,014   $  259,938   $   18,204   $   48,341   $ 25,176
TA IDEX Salomon Investors Value           $   22,895   $   181,432   $   55,240   $    3,622   $    7,742   $  2,718
TA IDEX T. Rowe Price Small Cap           $   38,293   $   204,615   $   54,701   $    5,929   $    7,145   $  3,148
TA IDEX T. Rowe Price Tax-Efficient
   Growth                                 $   16,974   $   162,041   $   41,961   $    2,569   $    6,756   $  4,806
TA IDEX Templeton Great Companies
   Global                                 $  108,650   $   442,256   $   22,327   $   16,111   $   22,374   $  3,273
TA IDEX Transamerica Balanced             $  125,227   $   618,806   $  348,953   $   19,119   $   23,915   $ 37,187
TA IDEX Transamerica High-Yield Bond      $   81,594   $   626,505   $  286,578   $   15,360   $   15,769   $  8,824
TA IDEX Transamerica Convertible
   Securities                             $   11,381   $   191,582   $   34,730   $    2,053   $    4,817   $  5,126
TA IDEX Transamerica Equity               $  136,859   $   386,988   $   27,797   $   20,381   $   13,428   $  4,103
TA IDEX Transamerica Flexible Income      $   38,002   $   338,553   $  305,116   $    6,639   $   10,622   $ 30,950
TA IDEX Transamerica Growth
   Opportunities                          $  119,321   $   551,401   $   76,803   $   17,549   $   27,436   $  8,609
TA IDEX Transamerica Money Market         $       --   $   484,309   $   22,095   $       --   $       --   $ (2,505)
TA IDEX Transamerica Short-Term Bond(3)          N/A           N/A          N/A          N/A          N/A        N/A
TA IDEX Transamerica Small/Mid Cap
   Value                                  $  151,775   $   717,768   $  125,363   $   23,076   $   30,690   $ 10,542

                                                   COMMISSIONS RECEIVED                  COMMISSIONS RETAINED
                                                   FOR THE PERIOD ENDED                  FOR THE PERIOD ENDED
                                                        OCTOBER 31                            OCTOBER 31
                                          -------------------------------------   ----------------------------------
FUND                                         2005          2004         2003         2005         2004        2003
----                                      ----------   -----------   ----------   ----------   ----------   --------
TA IDEX Transamerica Value Balanced       $   56,147   $   210,615   $   55,214   $    9,144   $   10,752   $  5,380
TA IDEX UBS Large Cap Value(3)                   N/A           N/A          N/A          N/A          N/A        N/A
TA IDEX Van Kampen Emerging Markets
   Debt(3)                                       N/A           N/A          N/A          N/A          N/A        N/A
TA IDEX Van Kampen Mid-Cap Growth(4)             N/A           N/A          N/A          N/A          N/A        N/A
TA IDEX Van Kampen Small Company
   Growth(3)                                     N/A           N/A          N/A          N/A          N/A        N/A

(1) TA IDEX AllianceBernstein International Value, TA IDEX Federated Market Opportunity, TA IDEX JPMorgan International Bond, TA IDEX Mercury Global Allocation, TA IDEX Neuberger Berman International and TA IDEX Oppenheimer Developing Markets commenced operations on December 6, 2005, and as such there is no historical fee information.

(2) TA IDEX Evergreen Health Care previously operated as TA IDEX T. Rowe Price Health Sciences. The fund changed its name on March 1, 2006.

(3) TA IDEX Evergreen International Small Cap, TA IDEX Marsico International Growth, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth commenced operations on November 8, 2004, and as such there is no historical fee information.

(4) TA IDEX Multi-Manager International Fund and TA IDEX Van Kampen Mid-Cap Growth commenced operations on March 1, 2006 and January 3, 2006 respectively, and as such there is no historical fee information.

(5) TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005, and as such there is no historical fee information for fiscal years ended October 31, 2004 and October 31, 2003.

(6) TA IDEX MFS International Equity previously operated as TA IDEX American Century International. The fund changed its name on July 3, 2006.

(7) TA IDEX Bjurman, Barry Micro Emerging Growth and TA IDEX Oppenheimer Small- & Mid-Cap Value commenced operations on August 1, 2006 and as such there is no historical fee information.

For the Period Ended October 31, 2005:

                                          NET UNDERWRITING    COMPENSATION
                                              DISCOUNTS      ON REDEMPTIONS    BROKERAGE        OTHER
                                           AND COMMISSIONS    & REPURCHASES   COMMISSIONS   COMPENSATION
                                          ----------------   --------------   -----------   ------------
TA IDEX AllianceBernstein
   International Value(1)                           N/A               N/A          N/A               N/A
TA IDEX American Century Large Company
   Value                                     $    5,396        $   50,624         $  0       $ 1,287,684
TA IDEX Asset Allocation-Conservative
   Portfolio                                 $  323,137        $  619,725         $  0       $  (915,783)
TA IDEX Asset Allocation-Growth
   Portfolio                                 $  652,775        $  838,714         $  0       $(2,631,057)
TA IDEX Asset Allocation-Moderate
   Growth Portfolio                          $1,448,031        $1,573,647         $  0       $(5,465,998)
TA IDEX Asset Allocation-Moderate
   Portfolio                                 $  801,897        $1,171,657         $  0       $(2,830,325)
TA IDEX Bjurman, Barry Micro Emerging
   Growth(7)                                        N/A               N/A          N/A               N/A
TA IDEX Clarion Global Real Estate
   Securities                                $   15,591        $   22,802         $  0       $   390,922
TA IDEX Evergreen Health Care(2)             $    3,583        $   17,867          N/A       $   554,041
TA IDEX Evergreen International Small
   Cap(3)                                           N/A               N/A          N/A       $   214,995
TA IDEX Federated Market Opportunity(1)             N/A               N/A          N/A               N/A
TA IDEX Great Companies - America(SM)        $    7,261        $  259,035         $  0       $   401,069
TA IDEX Great Companies -
   Technology(SM)                            $    3,286        $   17,102         $  0       $   264,295

                                          NET UNDERWRITING    COMPENSATION
                                              DISCOUNTS      ON REDEMPTIONS    BROKERAGE        OTHER
                                           AND COMMISSIONS    & REPURCHASES   COMMISSIONS   COMPENSATION
                                          ----------------   --------------   -----------   ------------
TA IDEX Janus Growth                         $   85,937        $  393,891         $  0       $ 2,263,638
TA IDEX Jennison Growth                      $    4,536        $   86,645         $  0       $   396,105
TA IDEX JPMorgan International Bond(1)              N/A               N/A          N/A               N/A
TA IDEX J.P. Morgan Mid Cap Value(5)                N/A               N/A          N/A       $   311,978
TA IDEX MFS International Equity(6)          $    5,195        $   45,951         $  0       $   432,767
TA IDEX Marsico Growth                       $   10,524        $   57,114         $N/A       $   360,430
TA IDEX Marsico International Growth(3)             N/A               N/A          N/A       $   198,174
TA IDEX Mercury Global Allocation(1)                N/A               N/A          N/A       $   614,633
TA IDEX Mercury Large Cap Value(5)                  N/A               N/A          N/A               N/A
TA IDEX Multi-Manager International
   Fund(4)                                          N/A               N/A          N/A               N/A
TA IDEX Neuberger Berman
   International(1)                                 N/A               N/A          N/A               N/A
TA IDEX Oppenheimer Developing
   Markets(1)                                       N/A               N/A          N/A               N/A
TA IDEX Oppenheimer Small- & Mid-Cap
   Value(7)                                         N/A               N/A          N/A               N/A
TA IDEX PIMCO Real Return TIPS               $   13,682        $   37,092         $  0       $   955,910
TA IDEX PIMCO Total Return                   $    5,131        $   90,666         $  0       $   544,054
TA IDEX Protected Principal Stock                   N/A        $  220,014          N/A       $   267,730
TA IDEX Salomon All Cap                      $   18,204        $  428,291         $  0       $ 1,655,796
TA IDEX Salomon Investors Value              $    3,622        $   36,757         $  0       $   948,910
TA IDEX T. Rowe Price Small Cap              $    5,929        $   30,766         $  0       $   186,863
TA IDEX T. Rowe Price Tax-Efficient
   Growth                                    $    2,569        $   28,750         $  0       $    99,420
TA IDEX Templeton Great Companies
   Global                                    $   16,111        $  193,342         $  0       $ 1,658,651
TA IDEX Transamerica Balanced                $   19,120        $  356,481         $  0       $ 1,227,469
TA IDEX Transamerica High-Yield Bond         $   15,360        $  224,157         $  0       $ 1,304,196
TA IDEX Transamerica Convertible
   Securities                                $    2,053        $   26,887         $  0       $   676,661
TA IDEX Transamerica Equity                  $   20,381        $   92,418         $  0       $   901,385
TA IDEX Transamerica Flexible Income         $    6,639        $  139,505         $  0       $   638,593
TA IDEX Transamerica Growth
   Opportunities                             $   17,549        $  166,746         $  0       $ 1,091,933
TA IDEX Transamerica Money Market            $       --        $  159,430         $  0       $   489,656
TA IDEX Transamerica Short-Term Bond(3)             N/A               N/A          N/A       $   188,413
TA IDEX Transamerica Small/Mid Cap
   Value                                     $   23,076        $  121,669         $  0       $ 1,327,381
TA IDEX Transamerica Value Balanced          $    9,144        $   62,318         $  0       $   248,904
TA IDEX UBS Large Cap Value(3)                      N/A               N/A          N/A       $   132,629

                                          NET UNDERWRITING    COMPENSATION
                                              DISCOUNTS      ON REDEMPTIONS    BROKERAGE        OTHER
                                           AND COMMISSIONS    & REPURCHASES   COMMISSIONS   COMPENSATION
                                          ----------------   --------------   -----------   ------------
TA IDEX Van Kampen Emerging Markets
   Debt(3)                                          N/A               N/A          N/A       $   174,164
TA IDEX Van Kampen Mid-Cap Growth(4)                N/A               N/A          N/A               N/A
TA IDEX Van Kampen Small Company
   Growth(3)                                        N/A               N/A          N/A       $    97,073

----------
(1) TA IDEX AllianceBernstein International Value, TA IDEX Federated Market Opportunity, TA IDEX JP Morgan International Bond, TA IDEX Mercury Global Allocation, TA IDEX Neuberger Berman International and TA IDEX Oppenheimer Developing Markets commenced operations on December 6, 2005, and as such there is no historical fee information.

(2) TA IDEX Evergreen Health Care previously operated as TA IDEX T. Rowe Price Health Sciences. The fund changed its name on March 1, 2006.

(3) TA IDEX Evergreen International Small Cap, TA IDEX Marsico International Growth, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth commenced operations on November 8, 2004, and as such there is no historical fee information.

(4) TA IDEX Multi-Manager International Fund and TA IDEX Van Kampen Mid-Cap Growth commenced operations on March 2, 2006 and January 3, 2006 respectively, and as such there is no historical fee information.

(5) TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005, and as such there is no historical fee information for fiscal years ended October 31, 2004 and October 31, 2003.

(6) TA IDEX MFS International Equity previously operated as TA IDEX American Century International. The fund changed its name on July 3, 2006.

(7) TA IDEX Bjurman, Barry Micro Emerging Growth and TA IDEX Oppenheimer Small- & Mid-Cap Value commenced operations on August 1, 2006 and as such there is no historical fee information.

                             ADMINISTRATIVE SERVICES

TFAI is responsible for the supervision of all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with TFAI. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund's initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. Transamerica IDEX has entered into an Administrative Services Agreement ("Administrative Agreement") with Transamerica Fund Services, Inc. ("TFS") on behalf of each fund. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of the funds and incurs expenses payable by Transamerica IDEX related to such functions. On January 1, 2005, certain funds entered into an agreement wherein the funds would pay 0.02% of their daily net assets to TFS for such administrative services; effective January 1, 2006, this fee was reduced to 0.0125% for the asset allocation funds. From July 1, 2002 to December 31, 2004, the administrator received 0.015% of a fund's daily net assets subject to a minimum fee calculated at $35,000 multiplied by the weighted average number of funds.

The administrative duties of TFS with respect to each fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the fund (other than those maintained by the fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each fund; authorizing expenditures and approving bills for payment on behalf of each fund; and providing executive, clerical and secretarial help needed to carry out its duties.

The funds paid the following administrative expenses for the fiscal years ended October 31, 2005, 2004, and 2003.

                               ADMINISTRATIVE FEES

FUND                                        2005       2004       2003
---                                       --------   --------   -------
TA IDEX AllianceBernstein International
   Value(1)                                    N/A        N/A       N/A
TA IDEX American Century Large Company
   Value                                  $ 79,050   $ 16,988   $31,300
TA IDEX Asset Allocation - Conservative
   Portfolio                              $ 80,935   $ 50,244   $37,115
TA IDEX Asset Allocation - Growth
   Portfolio                              $169,051   $ 77,938   $37,415
TA IDEX Asset Allocation - Moderate
   Growth Portfolio                       $329,180   $148,272   $37,475
TA IDEX Asset Allocation - Moderate
   Portfolio                              $227,343   $117,483   $38,095

FUND                                        2005       2004       2003
---                                       --------   --------   -------
TA IDEX Bjurman, Barry Micro Emerging
   Growth(7)                                   N/A        N/A       N/A
TA IDEX Clarion Global Real Estate
   Securities                             $ 25,924   $ 20,100   $22,300
TA IDEX Evergreen Health Care(2)          $ 61,338   $ 22,412   $31,300
TA IDEX Evergreen International Small
   Cap(3)                                      N/A        N/A       N/A
TA IDEX Federated Market Opportunity(1)        N/A        N/A       N/A
TA IDEX Great Companies -- America(SM)    $ 20,974   $ 23,884   $30,850
TA IDEX Great Companies --
   Technology(SM)                         $ 16,755   $ 21,693   $28,450
TA IDEX Janus Growth                      $214,649   $160,197   $32,500
TA IDEX Jennison Growth                   $ 20,707   $ 16,818   $30,600
TA IDEX JPMorgan International Bond(1)         N/A        N/A       N/A
TA IDEX J.P. Morgan Mid Cap Value(5)      $ 20,149        N/A       N/A
TA IDEX MFS International Equity(6)       $ 27,572   $ 35,436   $35,430
TA IDEX Marsico Growth                    $ 22,368   $ 14,590   $32,500
TA IDEX Marsico International Growth(3)   $ 56,112        N/A       N/A
TA IDEX Mercury Global Allocation(1)           N/A        N/A       N/A
TA IDEX Mercury Large Cap Value(5)        $ 39,280        N/A       N/A
TA IDEX Multi-Manager International
   Fund(4)                                     N/A        N/A       N/A
TA IDEX Neuberger Berman
   International(1)                            N/A        N/A       N/A
TA IDEX Oppenheimer Developing
   Markets(1)                                  N/A        N/A       N/A
TA IDEX Oppenheimer Small- & Mid-Cap
   Value(7)                                    N/A        N/A       N/A
TA IDEX PIMCO Real Return TIPS            $109,861   $ 42,159   $28,115
TA IDEX PIMCO Total Return                $ 30,117   $ 21,719   $36,055
TA IDEX Protected Principal Stock         $ 10,022   $ 15,273   $37,575
TA IDEX Salomon All Cap                   $ 87,685   $ 89,314   $31,300
TA IDEX Salomon Investors Value           $ 56,088   $ 56,971   $31,800
TA IDEX T. Rowe Price Small Cap           $ 11,400   $ 24,489   $32,080
TA IDEX T. Rowe Price Tax-Efficient
   Growth                                 $  4,960   $ 11,553   $36,250
TA IDEX Templeton Great Companies
   Global                                 $ 96,903   $ 57,283   $33,648
TA IDEX Transamerica Balanced             $ 52,978   $ 47,495   $39,850
TA IDEX Transamerica High-Yield Bond      $ 83,065   $ 53,757   $31,800
TA IDEX Transamerica Convertible
   Securities                             $ 42,627   $ 31,106   $32,375
TA IDEX Transamerica Equity               $ 59,338   $ 25,137   $36,365
TA IDEX Transamerica Flexible Income      $ 51,607   $ 26,301   $30,300
TA IDEX Transamerica Growth
   Opportunities                          $ 64,975   $ 43,641   $35,705
TA IDEX Transamerica Money Market         $ 37,803   $ 31,245   $31,275
TA IDEX Transamerica Short-Term Bond(3)   $ 38,292        N/A       N/A
TA IDEX Transamerica Small/Mid Cap
   Value                                  $ 82,728   $ 49,592   $33,300
TA IDEX Transamerica Value Balanced       $ 14,481   $ 15,212   $38,185
TA IDEX UBS Large Cap Value(3)            $ 24,584        N/A       N/A
TA IDEX Van Kampen Emerging Markets
   Debt(3)                                $ 25,836        N/A       N/A
TA IDEX Van Kampen Mid-Cap Growth(4)           N/A        N/A       N/A
TA IDEX Van Kampen Small Company
   Growth(3)                              $ 14,692        N/A       N/A

(1) TA IDEX AllianceBernstein International Value, TA IDEX Federated Market Opportunity, TA IDEX JPMorgan International Bond, TA IDEX Mercury Global Allocation, TA IDEX Neuberger Berman International and TA IDEX Oppenheimer Developing Markets commenced operations on December 6, 2005, and as such there is no historical fee information.

(2) TA IDEX Evergreen Health Care previously operated as TA IDEX T. Rowe Price Health Sciences. The fund changed its name on March 1, 2006.

(3) TA IDEX Evergreen International Small Cap, TA IDEX Marsico International Growth, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth commenced operations on November 8, 2004, and as such there is no historical fee information for fiscal years ended October 31, 2004 and October 31, 2003.

(4) TA IDEX Multi-Manager International Fund and TA IDEX Van Kampen Mid-Cap Growth commenced operations on March 1, 2006 and January 3, 2006, respectively, and as such there is no historical fee information.

(5) TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005, and as such there is no historical fee information for fiscal years ended October 31, 2004 and October 31, 2003.

(6) TA IDEX MFS International Equity previously operated as TA IDEX American Century International. The fund changed its name on July 3, 2006.

(7) TA IDEX Bjurman, Barry Micro Emerging Growth and TA IDEX Van Kampen Mid-Cap Growth commenced operations on March 1, 2006 and January 3, 2006, respectively, and as such there is no historical fee information.

                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, 16th Floor, Boston, MA 02116, is custodian for Transamerica IDEX. The custodian is not responsible for any of the investment policies or decisions of a fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the funds.

Transamerica Fund Services, Inc. ("TFS"), 570 Carillon Parkway, St. Petersburg, Florida 33716, is the transfer agent, withholding agent and dividend disbursing agent for each fund. TFS is directly owned by Western Reserve (44%) and AUSA (56%), both of which are indirect wholly owned subsidiaries of AEGON N.V. and thus TFS is an affiliate of TFAI. Each fund pays the transfer agent an annual per-account charge of $19.60 for each Open Account and $1.50 for each Closed Account. There is no new account charge.

Transaction requests should be mailed to Transamerica IDEX Mutual Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica IDEX Mutual Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).

IBT is a provider of data processing and recordkeeping services for TFS. Each fund may use another affiliate of IBT as introducing broker for certain portfolio transactions as a means to reduce expenses through a credit against transfer agency fees with regard to commissions earned by such affiliate. (See "Fund Transactions and Brokerage.") There were no brokerage credits received for the periods ended October 31, 2005, 2004 and 2003.

                              TRANSFER AGENCY FEES

                                                        FEES AND EXPENSES NET OF BROKERAGE
                                                           CREDITS FOR THE PERIOD ENDED
                                                                    OCTOBER 31
                                                       ------------------------------------
FUND                                                      2005         2004         2003
----                                                   ----------   ----------   ----------
TA IDEX AllianceBernstein International Value(1)              N/A          N/A          N/A
TA IDEX American Century Large Company Value           $  120,876   $  118,857   $  176,820
TA IDEX Asset Allocation - Conservative Portfolio      $  433,272   $  261,305   $  191,895
TA IDEX Asset Allocation - Growth Portfolio            $1,324,719   $  772,677   $  278,025
TA IDEX Asset Allocation - Moderate Growth Portfolio   $2,074,643   $1,310,961   $  590,435
TA IDEX Asset Allocation - Moderate Portfolio          $1,169,092   $  839,210   $  452,160
TA IDEX Bjurman, Barry Micro Emerging Growth(7)               N/A          N/A          N/A
TA IDEX Clarion Global Real Estate Securities          $   51,851   $   19,755   $   33,500
TA IDEX Evergreen Health Care(2)                       $   50,892   $   28,101   $   30,640
TA IDEX Evergreen International Small Cap(3)           $    2,043          N/A          N/A
TA IDEX Federated Market Opportunity(1)                       N/A          N/A          N/A
TA IDEX Great Companies - America(SM)                  $  369,107   $  385,899   $  466,206
TA IDEX Great Companies - Technology(SM)               $  111,687   $  109,286   $  143,316
TA IDEX Janus Growth                                   $2,979,491   $4,054,492   $4,628,337
TA IDEX Jennison Growth                                $  229,108   $  238,433   $  315,824
TA IDEX JPMorgan International Bond(1)                        N/A          N/A          N/A
TA IDEX J.P. Morgan Mid Cap Value(5)                   $      860          N/A          N/A
TA IDEX MFS International Equity(6)                    $  246,072   $  207,738   $  281,663
TA IDEX Marsico Growth                                 $  156,652   $  125,758   $  146,115
TA IDEX Marsico International Growth(3)                $    2,033          N/A          N/A
TA IDEX Mercury Global Allocation(1)                          N/A          N/A          N/A
TA IDEX Mercury Large Cap Value(5)                     $      860          N/A          N/A
TA IDEX Multi-Manager International Fund(4)                   N/A          N/A          N/A
TA IDEX Neuberger Berman International(1)                     N/A          N/A          N/A
TA IDEX Oppenheimer Developing Markets(1)                     N/A          N/A          N/A
TA IDEX Oppenheimer Small- & Mid-Cap Value(7)                 N/A          N/A          N/A
TA IDEX PIMCO Real Return TIPS                         $   35,375   $   13,469   $   33,930
TA IDEX PIMCO Total Return                             $   94,923   $  108,381   $  172,960
TA IDEX Protected Principal Stock                      $   38,628   $   38,464   $  113,575
TA IDEX Salomon All Cap                                $  847,237   $  864,861   $1,159,079
TA IDEX Salomon Investors Value                        $  154,283   $  133,664   $  181,175

                                                        FEES AND EXPENSES NET OF BROKERAGE
                                                           CREDITS FOR THE PERIOD ENDED
                                                                    OCTOBER 31
                                                       ------------------------------------
FUND                                                      2005         2004         2003
----                                                   ----------   ----------   ----------
TA IDEX T. Rowe Price Small Cap                        $  144,179   $  135,077   $  167,395
TA IDEX T. Rowe Price Tax-Efficient Growth             $   90,552   $   94,638   $  127,160
TA IDEX Templeton Great Companies Global               $1,234,817   $1,471,960   $2,216,789
TA IDEX Transamerica Balanced                          $  672,426   $  783,812   $1,130,216
TA IDEX Transamerica High-Yield Bond                   $  203,032   $  188,665   $  250,467
TA IDEX Transamerica Convertible Securities            $   27,953   $   21,419   $   31,230
TA IDEX Transamerica Equity                            $  814,357   $  455,369   $   60,715
TA IDEX Transamerica Flexible Income                   $  174,695   $  224,543   $  355,847
TA IDEX Transamerica Growth Opportunities              $1,093,486   $1,047,061   $  905,240
TA IDEX Transamerica Money Market                      $  441,546   $  605,240   $  708,310
TA IDEX Transamerica Short-Term Bond(3)                $    2,050          N/A          N/A
TA IDEX Transamerica Small/Mid Cap Value               $  297,644   $  254,598   $  312,415
TA IDEX Transamerica Value Balanced                    $  222,235   $  195,426   $  151,830
TA IDEX UBS Large Cap Value(3)                         $    2,050          N/A          N/A
TA IDEX Van Kampen Emerging Markets Debt(3)            $    2,033          N/A          N/A
TA IDEX Van Kampen Mid-Cap Growth(4)                          N/A          N/A          N/A
TA IDEX Van Kampen Small Company Growth(3)             $    2,070          N/A          N/A

----------
(1) TA IDEX AllianceBernstein International Value, TA IDEX Federated Market Opportunity, TA IDEX JPMorgan International Bond, TA IDEX Mercury Global Allocation, TA IDEX Neuberger Berman International and TA IDEX Oppenheimer Developing Markets commenced operations on December 6, 2005, and as such there is no historical fee information.

(2) TA IDEX Evergreen Health Care previously operated as TA IDEX T. Rowe Price Health Sciences. The fund changed its name on March 1, 2006.

(3) TA IDEX Evergreen International Small Cap, TA IDEX Marsico International Growth, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth commenced operations on November 8, 2004, and as such there is no historical fee information for fiscal years ended October 31, 2004 and October 31, 2003.

(4) TA IDEX Multi-Manager International Fund and TA IDEX Van Kampen Mid-Cap Growth commenced operations on March 1, 2006 and January 3, 2006, respectively, and as such there is no historical fee information.

(5) TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005, and as such there is no historical fee information for fiscal years ended October 31, 2004 and October 31, 2003.

(6) TA IDEX MFS International Equity previously operated as TA IDEX American Century International. The fund changed its name on July 3, 2006.

(7) TA IDEX Bjurman, Barry Micro Emerging Growth and TA IDEX Oppenheimer Small- & Mid-Cap Value commenced operations on August 1, 2006 and as such there is no historical fee information.

                         FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of fund business for each of the funds and negotiation of commission rates are made by a fund's sub-adviser, whose policy is to obtain the "best execution" of all fund transactions. The Investment Advisory Agreement and Investment Counsel Agreement/Sub-Advisory Agreement for each fund specifically provide that in placing portfolio transactions for a fund, the fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended (the "1934 Act").

In selecting brokers and dealers and in negotiating commissions, a fund's sub-adviser may consider a number of factors, including but not limited to:

     The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

     The nature of the security being traded;

     The size and type of the transaction;

     The nature and character of the markets for the security to be purchased or sold;

     The desired timing of the trade;

     The activity existing and expected in the market for the particular security;

     The quality of the execution, clearance and settlement services;

     Financial stability;

     The existence of actual or apparent operational problems of any broker or dealer; and

     Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

     Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

     Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

     Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

     Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the funds' sub-advisers provide research and other services described above.

A sub-adviser may use research products and services in servicing other accounts in addition to the funds. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, a sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for a sub-adviser.

When a fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TFAI, AFSG or the sub-adviser, including InterSecurities, Inc., AEGON USA Securities, Inc. or DST Securities, Inc. A sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the SEC, Transamerica IDEX's Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

Merrill Lynch has received an exemptive order from the SEC permitting TA IDEX Mercury Global Allocation and TA IDEX Mercury Large Cap Value to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, these funds have retained an affiliated entity of the sub-adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of these funds invest cash collateral received by these funds for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the sub-adviser or its affiliates, or in private investment company managed by the lending agent. If these funds acquire shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the funds expenses, and indirectly, the expense of such other entities. However, in accordance with the exemptive order, the sub-adviser to the private investment company will not charge any advisory fees with respect to shares purchased by these funds. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset the sub-adviser's waiver of a portion of its sub-advisory fee.

DIRECTED BROKERAGE

A sub-adviser to a fund, to the extent consistent with the best execution and with TFAI's usual commission rate policies and practices, may place portfolio transactions of the fund with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the fund's portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.

                              BROKERAGE COMMISSIONS

                                                                TA IDEX       TA IDEX         TA IDEX
                                TA IDEX          TA IDEX         ASSET         ASSET     ASSET ALLOCATION
BROKERAGE COMMISSIONS      ALLIANCEBERNSTEIN     AMERICAN    ALLOCATION -  ALLOCATION -     - MODERATE
PAID (INCLUDING              INTERNATIONAL    CENTURY LARGE  CONSERVATIVE     GROWTH          GROWTH
AFFILIATED BROKERAGE)           VALUE(1)      COMPANY VALUE    PORTFOLIO     PORTFOLIO       PORTFOLIO
---------------------      -----------------  -------------  ------------  ------------  ----------------
October 31, 2005                  N/A            $159,698         N/A           N/A             N/A
October 31, 2004                  N/A            $ 97,047         N/A           N/A             N/A
October 31, 2003                  N/A            $ 94,692         N/A           N/A             N/A
AFFILIATED BROKERAGE PAID
October 31, 2005                  N/A            $    129         N/A           N/A             N/A
October 31, 2004                  N/A            $      0         N/A           N/A             N/A
October 31, 2003                  N/A            $      2         N/A           N/A             N/A

                             TA IDEX     TA IDEX
                              ASSET      CLARION     TA IDEX      TA IDEX         TA IDEX       TA IDEX
BROKERAGE COMMISSIONS      ALLOCATION     GLOBAL    EVERGREEN    EVERGREEN       FEDERATED       GREAT
PAID (INCLUDING            - MODERATE  REAL ESTATE    HEALTH   INTERNATIONAL      MARKET      COMPANIES -
AFFILIATED BROKERAGE)       PORTFOLIO   SECURITIES   CARE(2)    SMALL CAP(3)  OPPORTUNITY(1)  AMERICA(SM)
-------------------------  ----------  -----------  ---------  -------------  --------------  -----------
October 31, 2005               N/A       $234,222    $748,821     $738,428          N/A         $206,334
October 31, 2004               N/A       $263,317    $307,128          N/A          N/A         $ 65,027
October 31, 2003               N/A       $194,883    $ 95,604          N/A          N/A         $165,530
AFFILIATED BROKERAGE PAID
October 31, 2005               N/A       $      0    $      0     $      0          N/A         $      0
October 31, 2004               N/A       $      0    $      0          N/A          N/A         $      0
October 31, 2003               N/A       $      0    $      0          N/A          N/A         $      0

                               TA IDEX     TA IDEX MULTI-                                    TA IDEX       TA IDEX
BROKERAGE COMMISSIONS           GREAT          MANAGER                                       JPMORGAN    J.P. MORGAN
PAID (INCLUDING              COMPANIES -    INTERNATIONAL     TA IDEX        TA IDEX      INTERNATIONAL    MID CAP
AFFILIATED BROKERAGE)      TECHNOLOGY(SM)      FUND(4)     JANUS GROWTH  JENNISON GROWTH      BOND(1)      VALUE(5)
---------------------      --------------  --------------  ------------  ---------------  -------------  -----------
October 31, 2005              $208,636           N/A        $1,163,357       $186,909          N/A         $162,962
October 31, 2004              $131,753           N/A        $1,387,343       $215,796          N/A              N/A
October 31, 2003              $104,653           N/A        $1,648,358       $378,404          N/A              N/A
AFFILIATED BROKERAGE PAID
October 31, 2005              $      0           N/A        $        0       $    646          N/A         $      0
October 31, 2004              $      0           N/A        $        0       $      0          N/A              N/A
October 31, 2003              $      0           N/A        $        0       $    235          N/A              N/A

                                              TA IDEX                      TA IDEX        TA IDEX        TA IDEX
BROKERAGE COMMISSIONS                         MARSICO         TA IDEX      MERCURY       NEUBERGER     OPPENHEIMER
PAID (INCLUDING                TA IDEX     INTERNATIONAL  MERCURY GLOBAL  LARGE CAP       BERMAN        EVELOPING
AFFILIATED BROKERAGE)      MARSICO GROWTH    GROWTH(3)     ALLOCATION(1)   VALUE(5)  INTERNATIONAL(1)   MARKETS(1)
---------------------      --------------  -------------  --------------  ---------  ----------------  -----------
October 31, 2005              $167,295       $1,602,401         N/A        $121,522         N/A            N/A
October 31, 2004              $137,057              N/A         N/A             N/A         N/A            N/A
October 31, 2003              $173,100              N/A         N/A             N/A         N/A            N/A
AFFILIATED BROKERAGE PAID
October 31, 2005              $      0       $        0         N/A        $      0         N/A            N/A
October 31, 2004              $      0              N/A         N/A             N/A         N/A            N/A
October 31, 2003              $    247              N/A         N/A             N/A         N/A            N/A

                                                      TA IDEX                TA IDEX
BROKERAGE COMMISSIONS        TA IDEX      TA IDEX    PROTECTED    TA IDEX    SALOMON      TA IDEX
PAID (INCLUDING             PIMCO REAL  PIMCO TOTAL  PRINCIPAL    SALOMON   INVESTORS  T. ROWE PRICE
AFFILIATED BROKERAGE)      RETURN TIPS     RETURN      STOCK      ALL CAP     VALUE      SMALL CAP
---------------------      -----------  -----------  ---------  ----------  ---------  -------------
October 31, 2005               $11,794     $3,358     $35,493   $1,044,185   $486,804     $115,095
October 31, 2004               $ 1,286     $  118     $50,203   $1,060,995   $655,297     $146,535
October 31, 2003               $    64     $  525     $     0   $  661,448   $368,613     $ 97,569
AFFILIATED BROKERAGE PAID
October 31, 2005               $     0     $    0     $     0   $   18,798   $ 23,331     $      0
October 31, 2004               $     0     $    0     $70,856   $        0   $      0     $      0
October 31, 2003               $     0     $    0     $     0   $   10,100   $ 20,550     $      0

                                            TA IDEX
                              TA IDEX     TEMPLETON                    TA IDEX       TA IDEX
BROKERAGE COMMISSIONS      T. ROWE PRICE     GREAT       TA IDEX    TRANSAMERICA  TRANSAMERICA     TA IDEX
PAID (INCLUDING            TAX-EFFICIENT  COMPANIES   TRANSAMERICA   HIGH-YIELD    CONVERTIBLE  TRANSAMERICA
AFFILIATED BROKERAGE)          GROWTH       GLOBAL       BALANCED       BOND       SECURITIES      EQUITY
---------------------      -------------  ----------  ------------  ------------  ------------  ------------
October 31, 2005              $ 3,693     $  719,882    $ 82,941           0         $60,003      $225,112
October 31, 2004              $ 2,434     $1,067,791    $318,998           0         $54,792      $222,593
October 31, 2003              $26,905     $   64,702    $326,630         410         $60,148      $126,623
AFFILIATED BROKERAGE PAID
October 31, 2005              $     0     $        0    $      0           0         $     0      $      0
October 31, 2004              $     0     $        0    $      0           0         $     0      $      0
October 31, 2003              $     0     $        0    $      0           0         $     0      $      0

                              TA IDEX       TA IDEX        TA IDEX       TA IDEX       TA IDEX       TA IDEX
BROKERAGE COMMISSIONS      TRANSAMERICA   TRANSAMERICA  TRANSAMERICA  TRANSAMERICA  TRANSAMERICA  TRANSAMERICA
PAID (INCLUDING              FLEXIBLE        GROWTH         MONEY      SHORT-TERM     SMALL/MID       VALUE
AFFILIATED BROKERAGE)         INCOME     OPPORTUNITIES     MARKET        BOND(3)      CAP VALUE     BALANCED
-------------------------  ------------  -------------  ------------  ------------  ------------  ------------
October 31, 2005              $    0        $583,922         N/A           N/A       $  640,805      $57,518
October 31, 2004              $  480        $479,466         N/A           N/A       $1,302,881      $62,524
October 31, 2003              $1,153        $393,042         N/A           N/A       $  822,570      $20,519
AFFILIATED BROKERAGE PAID
October 31, 2005              $    0        $      0         N/A           N/A       $        0      $     0
October 31, 2004              $    0        $      0         N/A           N/A       $        0      $     0
October 31, 2003              $    0        $      0         N/A           N/A       $        0      $     0

                            TA IDEX       TA IDEX        TA IDEX      TA IDEX
BROKERAGE COMMISSIONS         UBS        VAN KAMPEN    VAN KAMPEN    VAN KAMPEN
PAID (INCLUDING            LARGE CAP      EMERGING       MID-CAP   SMALL COMPANY
AFFILIATED BROKERAGE)      VALUE(3)   MARKETS DEBT(3)   GROWTH(4)    GROWTH(3)
---------------------      ---------  ---------------  ----------  -------------
October 31, 2005            $198,075        N/A            N/A        $230,370
October 31, 2004                 N/A        N/A            N/A             N/A
October 31, 2003                 N/A        N/A            N/A             N/A
AFFILIATED BROKERAGE PAID
October 31, 2005            $ 10,410        N/A            N/A        $ 10,091
October 31, 2004                 N/A        N/A            N/A             N/A
October 31, 2003                 N/A        N/A            N/A             N/A

                                              TA IDEX        TA IDEX
BROKERAGE COMMISSIONS       TA IDEX MFS   Bjurman, Barry   Oppenheimer
PAID (INCLUDING            INTERNATIONAL  Micro Emerging  Small- & Mid-
AFFILIATED BROKERAGE)        EQUITY(6)       Growth(7)     Cap Value(7)
---------------------      -------------  --------------  ------------
October 31, 2005             $  490,857         N/A            N/A
October 31, 2004             $1,020,329         N/A            N/A
October 31, 2003             $  537,878         N/A            N/A
AFFILIATED BROKERAGE PAID
October 31, 2005             $   14,858         N/A            N/A
October 31, 2004             $        0         N/A            N/A
October 31, 2003             $   17,311         N/A            N/A

(1) TA IDEX AllianceBernstein International Value, TA IDEX Federated Market Opportunity, TA IDEX JPMorgan International Bond, TA IDEX Mercury Global Allocation, TA IDEX Neuberger Berman International and TA IDEX Oppenheimer Developing Markets commenced operations on December 6, 2005, and as such there is no historical fee information.

(2) TA IDEX Evergreen Health Care previously operated as TA IDEX T. Rowe Price Health Sciences. The fund changed its name on March 1, 2006.

(3) TA IDEX Evergreen International Small Cap, TA IDEX Marsico International Growth, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth commenced operations on November 8, 2004, and as such there is no historical fee information for fiscal years ended October 31,2004 and October 31,2003.

(4) TA IDEX Multi-Manager International Fund commenced operations on March 1, 2006 and TA IDEX Van Kampen Mid-Cap Growth commenced operations on January 3, 2006, and as such there is no historical fee information.

(5) TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005, and as such there is no historical fee information for fiscal years ended October 31, 2004 and October 31, 2003.

(6) TA IDEX MFS International Equity previously operated as TA IDEX American Century International. The fund changed its name on July 3, 2006.

(7) TA IDEX Bjurman, Barry Micro Emerging Growth and TA IDEX Oppenheimer Small- & Mid-Cap Value commenced operations on August 1, 2006 and as such there is no historical fee information.

The following table provides brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2005.

   TA IDEX ALLIANCEBERNSTEIN                                         TA IDEX AMERICAN CENTURY LARGE     TA IDEX ASSET ALLOCATION -
     INTERNATIONAL VALUE(1)                                                   COMPANY VALUE               CONSERVATIVE PORTFOLIO
-------------------------------                                     -------------------------------   ------------------------------
              N/A                                                               $6,997                             N/A

   TA IDEX ASSET ALLOCATION -        TA IDEX ASSET ALLOCATION -       TA IDEX ASSET ALLOCATION -       TA IDEX CLARION GLOBAL REAL
        GROWTH PORTFOLIO             MODERATE GROWTH PORTFOLIO            MODERATE PORTFOLIO                ESTATE SECURITIES
-------------------------------   -------------------------------   ------------------------------   ------------------------------
              N/A                               N/A                               N/A                            $97,691

    TA IDEX EVERGREEN HEALTH             TA IDEX EVERGREEN             TA IDEX FEDERATED MARKET         TA IDEX GREAT COMPANIES -
            CARE(2)                  INTERNATIONAL SMALL CAP(3)             OPPORTUNITY(1)                     AMERICA(SM)
-------------------------------   -------------------------------   ------------------------------   ------------------------------
           $122,838                           $208,861                            N/A                            $67,188

   TA IDEX GREAT COMPANIES -           TA IDEX MULTI-MANAGER
         TECHNOLOGY(SM)                 INTERNATIONAL FUND(4)             TA IDEX JANUS GROWTH            TA IDEX JENNISON GROWTH
-------------------------------   -------------------------------   ------------------------------   ------------------------------
            $60,413                             N/A                             $18,063                          $20,492

 TA IDEX JPMORGAN INTERNATIONAL     TA IDEX J.P. MORGAN MID CAP                                       TA IDEX MARSICO INTERNATIONAL
            BOND(1)                           VALUE(5)                  TA IDEX MARSICO GROWTH                  GROWTH(3)
-------------------------------   -------------------------------   ------------------------------   ------------------------------
              N/A                                $0                             $12,290                          $6,772

     TA IDEX MERCURY GLOBAL          TA IDEX MERCURY LARGE CAP         TA IDEX NEUBERGER BERMAN      TA IDEX OPPENHEIMER DEVELOPING
         ALLOCATION(1)                        VALUE(5)                     INTERNATIONAL(1)                    MARKETS(1)
-------------------------------   -------------------------------   ------------------------------   ------------------------------
              N/A                                $0                               N/A                              N/A

                                                                      TA IDEX PROTECTED PRINCIPAL
 TA IDEX PIMCO REAL RETURN TIPS      TA IDEX PIMCO TOTAL RETURN                  STOCK                   TA IDEX SALOMON ALL CAP
-------------------------------   -------------------------------   ------------------------------   ------------------------------
               $0                                $0                               $0                            $118,706

                                                                         TA IDEX T. ROWE PRICE           TA IDEX TEMPLETON GREAT
TA IDEX SALOMON INVESTORS VALUE   TA IDEX T. ROWE PRICE SMALL CAP        TAX-EFFICIENT GROWTH               COMPANIES GLOBAL
-------------------------------   -------------------------------   ------------------------------   ------------------------------
             $9,465                            $4,340                             $44                           $227,577

                                       TA IDEX TRANSAMERICA              TA IDEX TRANSAMERICA
 TA IDEX TRANSAMERICA BALANCED            HIGH-YIELD BOND               CONVERTIBLE SECURITIES         TA IDEX TRANSAMERICA EQUITY
-------------------------------   -------------------------------   ------------------------------   ------------------------------
            $31,677                             N/A                             $45,993                         $112,567

 TA IDEX TRANSAMERICA FLEXIBLE      TA IDEX TRANSAMERICA GROWTH       TA IDEX TRANSAMERICA MONEY          TA IDEX TRANSAMERICA
             INCOME                        OPPORTUNITIES                        MARKET                     SHORT-TERM BOND(3)
-------------------------------   -------------------------------   ------------------------------   ------------------------------
              N/A                             $94,650                             N/A                              N/A

                                                                                                                 TA IDEX
      TA IDEX TRANSAMERICA              TA IDEX TRANSAMERICA                    TA IDEX                VAN KAMPEN EMERGING MARKETS
      SMALL/MID CAP VALUE                  VALUE BALANCED               UBS LARGE CAP VALUE(3)                   DEBT(3)
-------------------------------   -------------------------------   ------------------------------   ------------------------------
            $78,327                            $3,030                           $20,857                           N/A

                                              TA IDEX
            TA IDEX                   VAN KAMPEN SMALL COMPANY         TA IDEX MFS INTERNATIONAL
  VAN KAMPEN MID-CAP GROWTH(4)               GROWTH(3)                        EQUITY(6)
-------------------------------   -------------------------------   ------------------------------
              N/A                             $100,798                          $28,675

            TA IDEX                           TA IDEX
 BJURMAN, BARRY MICRO EMERGING      OPPENHEIMER SMALL- & MID-CAP
           GROWTH(7)                         VALUE(7)
-------------------------------   -------------------------------
              N/A                               N/A

(1) TA IDEX AllianceBernstein International Value, TA IDEX Federated Market Opportunity, TA IDEX JPMorgan International Bond, TA IDEX Mercury Global Allocation, TA IDEX Neuberger Berman International and TA IDEX Oppenheimer Developing Markets commenced operations on December 6, 2005, and as such there is no historical fee information.

(2) TA IDEX Evergreen Health Care previously operated as TA IDEX T. Rowe Price Health Sciences. The fund changed its name on March 1, 2006.

(3) TA IDEX Evergreen International Small Cap, TA IDEX Marsico International Growth, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth commenced operations on November 8, 2004, and as such there is no historical fee information for fiscal years ended October 31, 2004 and October 31, 2003.

(4) TA IDEX Multi-Manager International Fund commenced operations on March 1, 2006 and TA IDEX Van Kampen Mid-Cap Growth commenced operations on January 3, 2006, and as such there is no historical fee information.

(5) TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005, and as such there is no historical fee information for fiscal years ended October 31, 2004 and October 31, 2003.

(6) TA IDEX MFS International Equity previously operated as TA IDEX American Century International. The fund changed its name on July 3, 2006.

(7) TA IDEX Bjurman, Barry Micro Emerging Growth and TA IDEX Oppenheimer Small- & Mid-Cap Value commenced operations on August 1, 2006 and as such there is no historical fee information.

                              TRUSTEES AND OFFICERS

The Trustees and executive officers of Transamerica IDEX are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of Transamerica IDEX by its officers. The Board also reviews the management of each fund's assets by the investment adviser and its respective sub-adviser. Transamerica IDEX is part of a Fund Complex which consists of Transamerica IDEX, AEGON/Transamerica Series Trust ("ATST"), and Transamerica Income Shares, Inc. ("TIS"), and consists of 91 funds/portfolios as of the date of this SAI.

                                         TERM OF
                                          OFFICE
                                           AND                                       NUMBER OF
                                          LENGTH                                      FUNDS IN
                                         OF TIME    PRINCIPAL OCCUPATION(S) DURING    COMPLEX         OTHER
   NAME, ADDRESS AND AGE      POSITION   SERVED*            PAST 5 YEARS              OVERSEEN    DIRECTORSHIPS
   ---------------------     ---------   -------   -------------------------------   ---------   ---------------
INTERESTED TRUSTEES**

John K. Carter               Trustee     2006 -    Trustee (October 2006 -               91      N/A
570 Carillon Parkway,        (October    present   present), President & CEO
St. Petersburg, FL 33716     2006 -                (July 2006 - present), Sr.
(DOB: 4/24/61)               present),             Vice President (1999 - June
                             President             2006), Chief Compliance
                             & Chief               Officer, General Counsel &
                             Executive             Secretary (1999 - August
                             Officer               2006), ATST; Sr. Vice
                             (July                 President (1999 - June 2006),
                             2006 -                Chief Compliance Officer,
                             present)              General Counsel & Secretary
                                                   (1999 - August 2006), TA
                                                   IDEX; Director (October 2006
                                                   - present), President & CEO
                                                   (July 2006 - present), Sr.
                                                   Vice President (2002 - June
                                                   2006), General Counsel,
                                                   Secretary & Chief Compliance
                                                   Officer (2002 - August 2006),
                                                   TIS; President, CEO (July 2006
                                                   - present), Sr. Vice
                                                   President (1999 - June 2006),
                                                   Director (2000 - present),
                                                   General Counsel, & Secretary
                                                   (2000 - September 2006),
                                                   Chief Compliance Officer,
                                                   (2004-August 2006), TFAI;
                                                   President, CEO (July 2006 -
                                                   present), Sr. Vice President
                                                   (1999 - June 2006), Director
                                                   (2001 - present), General
                                                   Counsel, & Secretary (2001-
                                                   August 2006), TFS; Vice
                                                   President, AFSG Securities
                                                   Corporation (AFSG)
                                                   (2001-present); CEO (July 2006
                                                   - present), Vice President,
                                                   Secretary & Chief Compliance
                                                   Officer (2003-August 2006),
                                                   Transamerica Investors, Inc.
                                                   (TII); Sr. Vice President,
                                                   General Counsel & Secretary,
                                                   TIF (2002 - 2004); Vice
                                                   President, Transamerica
                                                   Investment Services, Inc.
                                                   (TISI) (2003-2005) &
                                                   Transamerica Investment
                                                   Management, LLC (TIM)
                                                   (2001-2005)

INDEPENDENT TRUSTEES

Peter R. Brown               Chairman,   1986 -    Chairman & Trustee, ATST              91      N/A
8323 40th Place North        Trustee     present   (1986-present); Chairman &
St. Petersburg, FL 33709                           Director, TIS (2002-present);
(DOB 5/10/28)                                      Director, TIF (2002-2004);
                                                   Chairman of the Board, Peter
                                                   Brown Construction Company
                                                   (1963- 2000); Rear Admiral
                                                   (Ret.) U.S. Navy Reserve,
                                                   Civil Engineer Corps

Charles C. Harris            Trustee     1994 -    Trustee, ATST (1986-present);         91      N/A
2 Seaside Lane, #304                     present   Director, TIS (2002-present)
Belleair, FL 33756
(DOB 7/15/30)

Russell A. Kimball, Jr.      Trustee     2002 -    Trustee, ATST (1986-present);         91      N/A
1160 Gulf Boulevard                      present   Director, TIS (2002-present);
Clearwater Beach, FL 33767                         General Manager, Sheraton Sand
(DOB 8/17/44)                                      Key Resort (1975 - present)

William W. Short, Jr.        Trustee     1986 -    Trustee, ATST (2000-present);         91      N/A
7882 Lantana Creek Road                  present   Director, TIS (2002-present);
Largo, FL 33777                                    Retired CEO and Chairman of
(DOB 2/25/36)                                      the Board, Shorts, Inc.

Daniel Calabria              Trustee     1996 -    Trustee, ATST (2001-present);         91      N/A
7068 S. Shore Drive S.                   present   Director, TIS (2002-present);
South Pasadena, FL 33707                           Member of Investment
(DOB 3/5/36)                                       Committee, Ronald McDonald
                                                   House Charities of Tampa Bay,
                                                   Inc. (1997 -- present);
                                                   Trustee, The Hough Group of
                                                   Funds (1993 -- 2004); prior to
                                                   1996, served in senior
                                                   executive capacities for
                                                   several mutual fund management
                                                   companies for more than 30
                                                   years

Robert L. Anderson, Ph.D.    Trustee     2005 -    Dean, Professor, College of           48      N/A
3301 Bayshore Blvd., #1408               present   Business, University of South
Tampa, FL 33629                                    Florida (1995 -- present)
(DOB 10/30/40)

Janice B. Case               Trustee     2002 -    Trustee, ATST (2001-present);         91      Director,
205 Palm Island NW                       present   Director, TIS (2002-present);                 Central
Clearwater, FL 33767                               Sr. Vice President, Florida                   Vermont
(DOB 9/27/52)                                      Power Corporation (1996-2000);                Public
                                                   Director, Cadence Network,                    Service Corp
                                                   Inc. (1997-2004); Trustee,                    (2001-present);
                                                   Morton Plant Mease Healthcare                 Director,
                                                   (1999-2005); Director Arts                    Western
                                                   Center & Theatre (2001-present)               Electricity
                                                                                                 Coordinating
                                                                                                 Council
                                                                                                 (2002-present)

Norm R. Nielsen              Trustee     2006 -    Trustee, ATST (2006-present);         91      Iowa Student
9687 Cypress Hammock, #201               present   Director, TIS (2006-present);                 Loan
Bonita Springs, FL 34135                           President, Kirkwood Community                 Liquidity
(DOB 5/11/39)                                      College (1985-2005); Director,                Corporation
                                                   Iowa Health Systems                           (1998-present);
                                                   (1994-2003); Director, Iowa                   Buena Vista
                                                   City Area Development                         University
                                                   (1996-2004)                                   Board of
                                                                                                 Trustees
                                                                                                 (2004-present);
                                                                                                 U.S. Bank
                                                                                                 (1988 --
                                                                                                 present)

Jack E. Zimmerman            Trustee     1986 -    Retired Director, Regional            48      N/A
6778 Rosezita Lane                       present   Marketing of Marietta
Dayton, OH 45459                                   Corporation & Director of
(DOB 2/3/28)                                       Strategic Planning, Martin
                                                   Marietta Baltimore Aerospace

Leo J. Hill                  Trustee     2002 -    Trustee, ATST (2001-present);         91      N/A
7922 Bayou Club Boulevard                present   Director, TIS (2002-present);
Largo, FL 33777                                    Owner & President, Prestige
(DOB 3/27/56)                                      Automotive Group (2001 --
                                                   2005); President, L. J. Hill &
                                                   Company (1999 -- present);
                                                   Market President, Nations Bank
                                                   of Sun Coast Florida (1998 --
                                                   1999); President & CEO,
                                                   Barnett Banks of Treasure
                                                   Coast Florida (1994 -- 1998);
                                                   EVP & Sr. Credit Officer,
                                                   Barnett Banks of Jacksonville,
                                                   Florida (1991 -- 1994); Sr.
                                                   Vice President & Sr. Loan
                                                   Administration Officer,
                                                   Wachovia Bank of Georgia (1976
                                                   -- 1991)

John W. Waechter             Trustee     2005 -    Trustee, ATST (2004-present);         91      N/A
5913 Bayview Circle                      present   Director, TIS (2004-present);
Gulfport, FL 33707                                 Executive Vice President,
(DOB 2/25/52)                                      Chief Financial Officer, Chief
                                                   Compliance Officer, William R.
                                                   Hough & Co. (1979-2004);
                                                   Treasurer, The Hough Group of
                                                   Funds (1993-2004)

OFFICERS

                                          TERM OF
                                         OFFICE AND
                                          LENGTH OF
NAME, ADDRESS*** AND                        TIME                PRINCIPAL OCCUPATION(S) OR
         AGE               POSITION      SERVED****           EMPLOYMENT DURING PAST 5 YEARS
--------------------   ---------------   ----------   ---------------------------------------------
Dennis P. Gallagher    Sr. Vice          2006 -       Sr. Vice President, General Counsel &
(DOB: 12/19/70)        President,        present      Secretary, ATST & TIS (September 2006 --
                       General Counsel                present); Vice President & Secretary, TII
                       & Secretary                    (September 2006 -- present); Director, Sr.
                                                      Vice President, General Counsel & Secretary,
                                                      TFAI & TFS (September 2006 -- present);
                                                      Director & Sr. Vice President (1998 -- 2006),
                                                      Deutsche Asset Management

Glenn E. Brightman     Sr. Vice          2005 -       Sr. Vice President & Principal Financial
(DOB 12/1/72)          President &       present      Officer, ATST and TIS (2005 -- present); Vice
                       Principal                      President & Principal Financial Officer, TII
                       Financial                      (2005 - present); Senior Vice President, TFS,
                       Officer                        TFAI (2005 -- present); Manager -- Mutual
                                                      Fund Accounting, The Vanguard Group, Inc.
                                                      (1996-2005)

* Each Trustee shall hold office until 1) his or her successor is elected and qualified or 2) he or she resigns or his or her term as a Trustee is terminated in accordance with the Transamerica IDEX by-laws. Transamerica IDEX will hold a shareholder meeting to elect the Board of Trustees at least once every five years.

**   May be deemed an "interested person" (as that term is defined in the 1940
     Act) of Transamerica IDEX because of his employment with TFAI or an affiliate of TFAI.

*** The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of Transamerica IDEX, except for the Chief Compliance Officer, receives any compensation from Transamerica IDEX.

**** Elected and serves at the pleasure of the Board of Trustees of Transamerica
     IDEX.

COMMITTEES OF THE BOARD

The Trustees are responsible for major decisions relating to a fund's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has the following standing committees that each perform specialized functions: an Audit Committee, Nominating Committee, Compensation Committee, Valuation Oversight Committee, Proxy Voting Committee, Governance Committee, Marketing Oversight Committee and Contract Review Committee. TA IDEX also has an Administrative Valuation Committee and Administrative Proxy Voting Committee, which consist of members of Management.

                                                                                                                      NUMBER OF
                                                                                                                       MEETINGS
                                                                                                                     HELD DURING
                                                                                                                     LAST FISCAL
                                                                                                                         YEAR
      COMMITTEE                                  FUNCTIONS                                       MEMBERS              10/31/2005
      ---------        ------------------------------------------------------------   ----------------------------   -----------
AUDIT                  The Audit Committee reviews the financial reporting            John W. Waechter, Chairman;         5
                       process, the system of internal control, the audit process,    Janice B. Case; Charles C.
                       and the Transamerica IDEX process for monitoring compliance    Harris; Daniel Calabria; Leo
                       with investment restrictions and applicable laws and the       J. Hill; Peter R. Brown;
                       Transamerica IDEX Code of Ethics.                              William W. Short, Jr. and
                                                                                      Russell A. Kimball, Jr.

NOMINATING             The Nominating Committee operates under a written              Peter R. Brown, Chairman;           1
                       charter. The Nominating Committee                              Daniel

                                                                                                                      NUMBER OF
                                                                                                                       MEETINGS
                                                                                                                     HELD DURING
                                                                                                                     LAST FISCAL
                                                                                                                         YEAR
      COMMITTEE                                  FUNCTIONS                                       MEMBERS              10/31/2005
      ---------        ------------------------------------------------------------   ----------------------------   -----------
                       nominates and evaluates Independent Trustee candidates.        Calabria; Charles C. Harris;
                       The Nominating Committee meets periodically, as                William W. Short, Jr. and
                       necessary, and is solely responsible for the selection and     Russell A. Kimball, Jr.
                       nomination of potential candidates to serve on the Board.
                       The Nominating Committee is solely responsible for the
                       selection and nomination of potential candidates to
                       serve on the Board, the Nominating Committee may
                       consider nominations from shareholders of the funds.
                       Shareholders may submit for the Nominating Committee's
                       consideration, recommendations regarding potential
                       nominees for service on the Board. Each eligible
                       shareholder or shareholder group may submit no more than
                       one nominee each calendar year.

                       In order for the Nominating Committee to consider shareholder submissions, the following requirements, among others, must be satisfied regarding the nominee:
                       the nominee must satisfy all qualifications provided in Transamerica IDEX's organizational documents, including qualification as a possible Independent Director/Trustee if the nominee is to serve in that capacity; the nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group; neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group;
                       neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group; the nominee may not be an executive officer, director/trustee or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group; the nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act); and a shareholder or shareholder group may not submit

                                                                                                                      NUMBER OF
                                                                                                                       MEETINGS
                                                                                                                     HELD DURING
                                                                                                                     LAST FISCAL
                                                                                                                         YEAR
      COMMITTEE                                  FUNCTIONS                                       MEMBERS              10/31/2005
      ---------        ------------------------------------------------------------   ----------------------------   -----------
                       for consideration a nominee which has previously been
                       considered by the Nominating Committee.

                       In addition, in order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee: any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a fund's (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election (each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination); in addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must also bear the economic risk of the investment; and the nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote, (b) shared power to vote or direct the vote, (c) sole power to dispose or direct the disposition of such shares, and (d) shared power to dispose or direct the disposition of such shares (in addition the certification shall provide that the shares have been held continuously for at least two years).

                       In assessing the qualifications of a potential candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant.

COMPENSATION           Reviews compensation arrangements for each Trustee.            Janice B. Case; Charles C.          1
                                                                                      Harris, Co-Chairs; Peter R.
                                                                                      Brown; Daniel Calabria;
                                                                                      Russell A. Kimball, Jr.; Leo
                                                                                      J. Hill; William W. Short,
                                                                                      Jr.; Jack E. Zimmerman;
                                                                                      Robert L. Anderson; Norm R.
                                                                                      Nielsen and John W. Waechter

VALUATION OVERSIGHT    Oversees the process by which the funds calculate their net    Leo J. Hill, Chairman;              4
                       asset value to verify consistency with the funds' valuation    Charles C. Harris; Robert L.
                       policies and procedures, industry guidance, interpretative     Anderson and William W.
                       positions issued by the SEC and its staff, and industry        Short, Jr.
                       best practices.

PROXY VOTING           Provides the fund's consent to vote in matters where the       Russell A. Kimball, Jr.,            1
                       Adviser or Sub-Adviser seeks such consent because of a         Chairman; William W. Short,
                       conflict of interest that arises in connection with a          Jr. and Leo J. Hill
                       particular vote, or for other reasons. The Proxy Voting
                       Committee also may review the Adviser's and each
                       Sub-Adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire
                       Board for approval.

GOVERNANCE             Provides oversight responsibilities and monitors certain       Daniel Calabria, Chairman;          1
                       issues, in consultation with the CCO and independent           William W. Short, Jr.;
                       trustees' counsel, that affect the duties of independent       Russell A. Kimball, Jr. and
                       members of the Board.                                          Leo J. Hill

CONTRACT REVIEW        Reviews contracts between or among the funds and their         Russell A. Kimball, Jr.,            2
                       service providers. Oversight responsibilities for the          Chairman; Daniel Calabria;
                       process of evaluating new contracts, reviewing existing        Jack E. Zimmerman and Janice
                       contracts on a periodic basis and making recommendations to    B. Case
                       the Board with respect to any contracts affecting the funds.

MARKETING              Oversees the marketing efforts on behalf of the funds.         Robert L. Anderson, Chairman        0
OVERSIGHT                                                                             and Janice B. Case

TRUSTEE OWNERSHIP OF EQUITY SECURITIES

The table below gives the dollar range of shares of Transamerica IDEX, as well as the aggregate dollar range of shares of all funds advised and sponsored by TFAI (collectively, the "Fund Complex"), owned by each Trustee as of December 31, 2005:

                                                        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                              DOLLAR RANGE OF EQUITY   REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES
NAME OF TRUSTEE               SECURITIES IN THE FUND             IN FAMILY OF INVESTMENT COMPANIES
---------------               ----------------------   ----------------------------------------------------
Robert L. Anderson(1)                   -0-                                     -0-
Peter R. Brown(2)                  Over $100,000                           Over $100,000
Daniel Calabria(2)                 Over $100,000                           Over $100,000
Janice B. Case                     Over $100,000                           Over $100,000
Charles C. Harris(2)               Over $100,000                           Over $100,000
Leo J. Hill(2)                     Over $100,000                           Over $100,000
Russell A. Kimball, Jr. (2)        Over $100,000                           Over $100,000
Brian C. Scott*                    Under 100,000                           Under 100,000
William W. Short, Jr.              Over $100,000                           Over $100,000
Jack E. Zimmerman                  Over $100,000                           Over $100,000
John W. Waechter                   Over $100,000                           Over $100,000
Norm R. Nielsen (3)                     N/A                                     N/A

* Interested Trustees as defined in the 1940 Act due to employment with a TFAI affiliate.

(1)  Mr. Anderson did not become a Trustee until September 2005.

(2) A portion of the dollar range of equity securities in the fund for this Trustee consists of allocations made under the fund's deferred compensation plan. The deferred compensation amounts are based on the value of Class A shares of the fund elected by such Trustee (without the imposition of the sales charge).

(3)  Mr. Nielsen did not become a Trustee until May 2006.

CONFLICTS OF INTEREST

The following table sets forth information as of December 31, 2005 about securities owned beneficially or of record by each Independent Trustee or members of his or her immediate family, representing interests in the Investment Adviser, sub-advisers or Distributor of the fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee.

                                NAME OF OWNERS AND                  TITLE OF      VALUE OF
NAME OF TRUSTEE              RELATIONSHIPS TO TRUSTEE     COMPANY     CLASS      SECURITIES    PERCENT OF CLASS
---------------           -----------------------------   -------   --------   -------------   ----------------
Peter R. Brown            N/A                             N/A       N/A             N/A               N/A
Charles C. Harris         Mary A. Harris, Spouse          TA IDEX    T          $1-$10,000       Less than 1%
Russell A. Kimball, Jr.   Martha A. Kimball, Spouse       N/A       N/A             N/A               N/A
William W. Short, Jr.     Joyce J. Short, Spouse          TA IDEX    A          $1-$10,000       Less than 1%
Robert L. Anderson        N/A                             N/A       N/A             N/A               N/A
Daniel Calabria           N/A                             N/A       N/A             N/A               N/A
Janice B. Case            N/A                             N/A       N/A             N/A               N/A
Leo J. Hill               N/A                             N/A       N/A             N/A               N/A
Jack E. Zimmerman         Patricia A. Zimmerman, Spouse   TA IDEX    A         Over $100,000     Less than 1%
John W. Waechter          N/A                             N/A       N/A             N/A               N/A
Norm R. Nielsen (1)       N/A                             N/A       N/A             N/A               N/A

(1)  Mr. Nielsen did not become a Trustee until May 2006.

Disinterested Trustees receive a total annual retainer fee of $64,000 from the TA IDEX funds, of which the funds pay a pro rata share allocable to each TA IDEX fund based on the relative assets of the fund. The Chairman of the Board also receives an additional retainer of $20,000 per year. Each Audit Committee member receives an additional retainer of $6,000, except the audit committee financial expert, whose additional retainer amounts to $5,000. Any fees and expenses paid to Trustees who are affiliates of TFAI or AFSG are paid by TFAI and/or AFSG and not by the funds.

Under a non-qualified deferred compensation plan effective January 1, 1996 (the "Deferred Compensation Plan") available to the Trustees, compensation may be deferred that would otherwise be payable by Transamerica IDEX to a Disinterested Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A shares of a fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Deferred Compensation Plan will have any material impact on the funds.

Under a retirement plan (the "Emeritus Plan") available to the Disinterested Trustees, each Disinterested Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee, calculated as follows:

                              Years Eligible for Service as Trustee Emeritus
Years of Service as Trustee                 ("Eligible Years")
---------------------------   ----------------------------------------------
              5                                      2
             10                                      3
             15                                      5

In a year in which a Disinterested Trustee earns an eligibility benefit (years 5, 10 and 15), Transamerica IDEX shall accrue and the Disinterested Trustee shall be credited an amount equal to 50% of his or her then-current annual retainer for the appropriate number of Eligible Years (2, 3 or 5). Such amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the fund. The Chairman and the Audit Committee's Financial Expert will also earn 50% of the additional retainers designated for such positions. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee's current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such. In addition, a Trustee Emeritus may be invited by the Board, but is not required, to attend meetings, and shall be available for consultation by the Trustees, Transamerica IDEX's officers and counsel. A Trustee Emeritus will receive reimbursement of actual and reasonable expenses incurred for attendance at Board meetings.

Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX.

The following table provides compensation amounts paid to Disinterested Trustees of the funds for the fiscal year ended October 31, 2005.

                               COMPENSATION TABLE

                                 AGGREGATE COMPENSATION     PENSION OR RETIREMENT    ESTIMATED ANNUAL     TOTAL COMPENSATION
                                 FROM TRANSAMERICA IDEX   BENEFITS ACCRUED AS PART     BENEFIT UPON     PAID TO TRUSTEES FROM
NAME OF PERSON, POSITION             MUTUAL FUNDS(1)          OF FUND EXPENSES          RETIREMENT         FUND COMPLEX(2)
------------------------         ----------------------   ------------------------   ----------------   ---------------------
Robert L. Anderson, Trustee(3)         $  9,000.00               $        --                N/A             $    9,000.00
Peter R. Brown, Trustee                $ 74,500.00               $        --                N/A             $  193,750.00
Daniel Calabria, Trustee               $ 58,000.00               $ 41,200.00                N/A             $  152,250.00
Janice Case, Trustee                   $ 60,500.00               $        --                N/A             $  158,250.00
Charles C. Harris, Trustee             $ 60,500.00               $ 12,100.00                N/A             $  158,250.00
Leo Hill, Trustee                      $ 60,500.00               $  3,600.00                N/A             $  158,250.00
Russell Kimball, Trustee               $ 43,500.00               $ 43,500.00                N/A             $  137,750.00

                                 AGGREGATE COMPENSATION     PENSION OR RETIREMENT    ESTIMATED ANNUAL     TOTAL COMPENSATION
                                 FROM TRANSAMERICA IDEX   BENEFITS ACCRUED AS PART     BENEFIT UPON     PAID TO TRUSTEES FROM
NAME OF PERSON, POSITION             MUTUAL FUNDS(1)          OF FUND EXPENSES          RETIREMENT         FUND COMPLEX(2)
------------------------         ----------------------   ------------------------   ----------------   ---------------------
William W. Short, Jr., Trustee         $ 60,500.00               $        --                N/A             $  158,250.00
Jack E. Zimmerman, Trustee             $ 46,000.00               $        --                N/A             $    46,00.00
John W. Waechter, Trustee(4)           $ 34,500.00               $        --                N/A             $  128,750.00
Norm R. Nielsen, Trustee(5)                    N/A                       N/A                N/A                       N/A
                                       -----------               -----------                                -------------
Total:                                 $507,500.00               $100,400.00                                $1,300,500.00
                                       ===========               ===========                                =============

(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2005 were as follows: Peter R. Brown, $1,159; Daniel Calabria, $41,465; William W. Short, Jr., $82; Charles C. Harris, $12,100; Russell A. Kimball, Jr., $58,836; Janice B. Case, $0; Leo J. Hill, $8,480; Jack E. Zimmerman, $0, Robert L. Anderson, $0; Norm R. Nielsen, $0; and John W. Waechter, $0.

(2)  The Fund Complex currently consists of Transamerica IDEX, ATST and TIS.

(3)  Mr. Anderson did not become a Trustee until September 2005.

(4)  Mr. Waechter did not become a Trustee until February 2005.

(5)  Mr. Nielsen did not become a Trustee until May 2006.

During the fiscal year ended October 31, 2005, the TA IDEX funds paid $626,415 in Trustees' fees and expenses. As of December 31, 2005, the trustees and officers held in the aggregate less than 1% of the outstanding shares of each of the TA IDEX funds.

           SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES

The Board of Trustees of the funds has adopted these procedures by which shareholders of the funds may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the funds ("Secretary"), as follows:

                              Board of Trustees
                              Transamerica IDEX Mutual Funds
                              c/o Secretary
                              570 Carillon Parkway
                              St. Petersburg, Florida 33716

Each shareholder communication must: (i) be in writing and be signed by the shareholder; (ii) identify the fund to which it relates; and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. With respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting; or
(ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a fund or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a fund; or (ii) is ministerial in nature (such as a request for fund literature, share data or financial information).

                               DEALER REALLOWANCES

CLASS A, CLASS B, CLASS C AND CLASS M SHARES ONLY (NOT APPLICABLE TO CLASS I OR CLASS R SHARES).

Transamerica IDEX sells shares of its funds both directly and through authorized dealers. When you buy shares, your fund receives the entire NAV of the shares you purchase. AFSG keeps the sales charge, then "reallows" a portion to the dealers through which shares were purchased. This is how dealers are compensated. From time to time, and particularly in connection with sales that are not subject to a sales charge, AFSG may enter into agreements with a broker or dealer whereby the dealer reallowance is less than the amounts indicated in the following tables.

Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by AFSG, including lodging and travel expenses, in accordance with the rules of the NASD.

Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.

                        CLASS A SHARE DEALER REALLOWANCES
  (all funds except TA IDEX Transamerica Flexible Income, TA IDEX Transamerica
    High-Yield Bond, TA IDEX Transamerica Convertible Securities and TA IDEX
                           Transamerica Money Market)

                                            REALLOWANCE TO
                                          DEALERS AS A % OF
AMOUNT OF PURCHASE                          OFFERING PRICE
------------------                        -----------------
Under $50 Thousand                                4.75%
   $50 Thousand to under $100 Thousand            4.00%
   $100 Thousand to under $250 Thousand           2.75%
   $250 Thousand to under $500 Thousand           2.25%
   $500 Thousand to under $1 Million              1.75%
For purchases of $1 Million and above:
   $1 Million to under $5 Million                 1.00%*
   $5 Million to under $50 Million           Plus 0.50%*
   $50 Million and above                     Plus 0.25%*

                        CLASS A SHARE DEALER REALLOWANCES
(TA IDEX Transamerica Flexible Income, TA IDEX Transamerica High-Yield Bond and
                  TA IDEX Transamerica Convertible Securities)

                                            REALLOWANCE TO
                                          DEALERS AS A % OF
AMOUNT OF PURCHASE                          OFFERING PRICE
------------------                        -----------------
Under $50 Thousand                                4.00%
   $50 Thousand to under $100 Thousand            3.25%
   $100 Thousand to under $250 Thousand           2.75%
   $250 Thousand to under $500 Thousand           1.75%
   $500 Thousand to under $1 Million              1.00%
For purchases of $1 Million and above:
   $1 Million to under $5 Million                 0.50%*
   $5 Million and above                      Plus 0.25%*

* No Dealer Reallowance is paid on purchases made on behalf of wrap accounts for the benefit of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with TA IDEX or AFSG Securities Corporation, and for purchases made by a retirement plan described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code.

                        CLASS B SHARE DEALER REALLOWANCES

                                               REALLOWANCE TO
                                             DEALERS AS A % OF
AMOUNT OF PURCHASE                             OFFERING PRICE
------------------                           -----------------
All purchases                                      4.00%*

                        CLASS C SHARE DEALER REALLOWANCES

                                               REALLOWANCE TO
                                             DEALERS AS A % OF
AMOUNT OF PURCHASE                             OFFERING PRICE
------------------                           -----------------
All purchases                                    1.00%**(a)

                        CLASS M SHARE DEALER REALLOWANCES
                       (TA IDEX Protected Principal Stock)

                                               REALLOWANCE TO
                                             DEALERS AS A % OF
AMOUNT OF PURCHASE                             OFFERING PRICE
------------------                           -----------------
All purchases                                     0.00%**

                        CLASS T SHARE DEALER REALLOWANCES
                             (TA IDEX Janus Growth)

                                               REALLOWANCE TO
                                             DEALERS AS A % OF
AMOUNT OF PURCHASE                             OFFERING PRICE
------------------                           -----------------
Under $10,000                                      7.00%
$10,000 to under $25,000                           6.25%
$25,000 to under $50,000                           5.50%
$50,000 to under $75,000                           5.00%
$75,000 to under $100,000                          4.25%
$100,000 to under $250,000                         3.75%
$250,000 to under $500,000                         2.50%
$500,000 to under $1,000,000                       1.00%
$1,000,000 and over                                1.00%

* From time to time, AFSG may reallow to a dealer an amount less than 4% on sales of Class B shares. In such circumstances, AFSG will benefit directly to the extent the reallowance percentage is reduced below 4% on any purchase of Class B shares.

** From time to time, AFSG may enter into agreements with brokers and dealers whereby the dealer allowance may be less than the amount indicated. Such agreements would also provide that the applicable shares could be subject to a contingent deferred sales charge for a period less than the otherwise applicable period

(a) All shares designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares (except Class M shares of TA IDEX Protected Principal Stock) were converted into Class C shares.

Please note that Class A, B and C shares of the following funds are no longer offered for sale: TA IDEX American Century Large Company Value; TA IDEX Clarion Global Real Estate Securities; TA IDEX Jennison Growth; TA IDEX MFS International Equity; TA IDEX Marsico Growth; TA IDEX PIMCO Real Return TIPS; TA IDEX PIMCO Total Return; TA IDEX Salomon Investors Value; TA IDEX Evergreen Health Care; TA IDEX T. Rowe Price Small Cap; and TA IDEX T. Rowe Price Tax-Efficient Growth.

                               DISTRIBUTION PLANS

CLASS A, CLASS B, CLASS C, CLASS M AND CLASS R SHARES ONLY (NOT APPLICABLE TO CLASS I SHARES).

As stated in the prospectus under "Investment Advisory and Other Services," each fund has adopted a separate Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a "Plan" and collectively, the "Plans"), applicable to Class A, Class B, Class C, Class M and Class R shares of the fund. This Plan is structured as a Compensation Plan. CLASS T SHARES OF TA IDEX JANUS GROWTH ARE NOT SUBJECT TO DISTRIBUTION AND SERVICE FEES.

In determining whether to approve the Distribution Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of AFSG that reimbursements of distribution-related expenses by the funds under the Distribution Plans would provide incentives to AFSG to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe that improvements in distribution services should result in increased sales of shares in the funds. In turn, increased sales are expected to lead to an increase in a fund's net asset levels, which would enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund's investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.

Under the Plans for Class A shares (the "Class A Plans"), a fund may pay AFSG an annual distribution fee of up to 0.35% and an annual service fee of up to 0.25% of the average daily net assets of a fund's Class A shares; however, to the extent that a fund pays service fees, the amount which a fund may pay as a distribution fee is reduced accordingly so that the total fees payable under the Class A Plan may not exceed on an annualized basis 0.35% of the average daily net assets of a fund's Class A shares. Under the Plans for Class B shares (the "Class B Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class B shares. Under the Plans for Class C shares (the "Class C Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class C shares. Effective on or about the close of business on February 28, 2006, the following funds ceased accepting new investments (other than reinvestment of dividends and distributions) and ceased the payment by each class of shares of the funds of Rule 12b-1 fees at least until March 1, 2007: TA IDEX American Century Large Company Value; TA IDEX Clarion Global Real Estate Securities; TA IDEX Evergreen Health Care; TA IDEX Jennison Growth; TA IDEX MFS International Equity; TA IDEX Marsico Growth; TA IDEX PIMCO Real Return TIPS; TA IDEX PIMCO Total Return; TA IDEX Salomon Investors Value; TA IDEX T. Rowe Price Small Cap; and TA IDEX T. Rowe Price Tax-Efficient Growth.

Under the Plans for Class R shares (the "Class R Plans"), a fund may pay AFSG an annual distribution and service fee of up to 0.50% of the average daily net assets of the fund's Class R shares.

Under the Plans for Class M shares (TA IDEX Protected Principal Stock only) (the "Class M Plan"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class M shares; however, the total fee payable pursuant to the Class M Plan may not, on an annualized basis, exceed 0.90% of the average daily net assets of the fund's Class M shares.

AFSG may use the fees payable under the Class A, Class B, Class C, Class M and Class R Plans as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A, Class B, Class C, Class R or Class M shares, respectively, or in personal service to and/or maintenance of these shareholder accounts. In the case of funds or classes of shares that are closed to new investors or investments, AFSG also may use the fees payable under these Plans to make payments to brokers and other financial intermediaries for past sales and distribution efforts. For each class, these activities and expenses may include, but are not limited to:

     Compensation to employees of AFSG;

     Compensation to and expenses of AFSG and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;

     In the case of a fund or a class of shares that is closed to new investors or investments, payment for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts;

     The costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and

     The cost of preparing, printing and distributing sales literature and advertising materials.

Under the Plans, as required by Rule 12b-1, the Board of Trustees will review, at least quarterly, a written report provided by AFSG of the amounts expended by AFSG in distributing and servicing Class A, Class B, Class C, Class M or Class R shares of the funds and the purpose for which such expenditures were made. For so long as the Plans are in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.

A Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Disinterested Trustees, or by vote of a majority of the outstanding voting securities of the applicable class. A Plan may be amended by vote of the Trustees, including a majority of the Disinterested Trustees of the fund that have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of a Plan that would materially increase the costs to a particular class of shares of a fund requires approval by the shareholders of that class. A Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund's Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

                                DISTRIBUTION FEES

CLASS A, CLASS B, CLASS C, CLASS M AND CLASS R SHARES ONLY (NOT APPLICABLE TO CLASS I SHARES, WHICH DO NOT INCUR DISTRIBUTION FEES).

Total distribution expenses incurred by AFSG for the costs of promotion and distribution with respect to Class A, B, C and M shares for the funds for the fiscal year ended October 31, 2005 were as follows (please note that as the Class R Plans were not offered until after October 31, 2005, there is no expense information provided for those shares):

                                    TA IDEX AMERICAN CENTURY
                                       LARGE COMPANY VALUE
                                  ----------------------------
                                   CLASS A   CLASS B   CLASS C
                                  --------   -------   -------
Compensation to dealers           $227,365   $13,780   $16,024
Compensation to sales personnel    122,470    14,943    10,015
Printing and Postage                13,132     1,581     1,086
Promotional Expenses                18,821     2,210     1,586
Travel                              17,911     2,180     1,467
Office and other expenses           65,795     8,050     5,368
                                  --------   -------   -------
TOTAL                             $465,495   $42,743   $35,546
                                  ========   =======   =======

                                    TA IDEX MFS INTERNATIONAL
                                            EQUITY(1)
                                  ----------------------------
                                   CLASS A   CLASS B   CLASS C
                                  --------   -------   -------
Compensation to dealers           $274,115   $15,350   $20,534
Compensation to sales personnel     69,763    17,424    12,944
Printing and Postage                 6,945     1,840     1,365
Promotional Expenses                 8,574     2,562     1,895
Travel                              10,074     2,541     1,887
Office and other expenses           38,028     9,390     6,978
                                  --------   -------   -------
TOTAL                             $407,499   $49,108   $45,602
                                  ========   =======   =======

                                      TA IDEX ASSET ALLOCATION -
                                        CONSERVATIVE PORTFOLIO
                                  ----------------------------------
                                    CLASS A     CLASS B     CLASS C
                                  ----------   --------   ----------
Compensation to dealers           $2,425,204   $151,754   $  330,062
Compensation to sales personnel      331,754    149,975      522,016
Printing and Postage                  36,052     15,906       57,282
Promotional Expenses                  52,902     22,344       85,466
Travel                                48,633     21,891       76,658
Office and other expenses            177,741     80,752      279,107
                                  ----------   --------   ----------
TOTAL                             $3,072,285   $442,622   $1,350,592
                                  ==========   ========   ==========

                                    TA IDEX ASSET ALLOCATION - GROWTH
                                                PORTFOLIO
                                  ------------------------------------
                                    CLASS A      CLASS B      CLASS C
                                  ----------   ----------   ----------
Compensation to dealers           $5,741,381   $  347,119   $  722,165
Compensation to sales personnel      718,076      438,110    1,338,121
Printing and Postage                  77,761       47,103      145,273
Promotional Expenses                 113,412       67,831      212,814
Travel                               105,200       64,102      196,127
Office and other expenses            384,996      235,241      717,056
                                  ----------   ----------   ----------
TOTAL                             $7,140,826   $1,199,507   $3,331,556
                                  ==========   ==========   ==========

                                   TA IDEX ASSET ALLOCATION - MODERATE
                                                PORTFOLIO
                                  ------------------------------------
                                    CLASS A      CLASS B      CLASS C
                                  ----------   ----------   ----------
Compensation to dealers           $7,206,982   $  437,648   $1,016,191
Compensation to sales personnel      788,050      466,518    1,610,072
Printing and Postage                  85,027       49,812      175,561
Promotional Expenses                 123,216       70,842      259,129
Travel                               115,376       68,176      236,170
Office and other expenses            422,831      250,849      862,004
                                  ----------   ----------   ----------
TOTAL                             $8,741,484   $1,343,844   $4,159,126
                                  ==========   ==========   ==========

                                   TA IDEX ASSET ALLOCATION - MODERATE
                                             GROWTH PORTFOLIO
                                  -------------------------------------
                                    CLASS A       CLASS B      CLASS C
                                  -----------   ----------   ----------
Compensation to dealers           $11,432,059   $  684,258   $1,416,774
Compensation to sales personnel     1,395,682      923,719    2,490,854
Printing and Postage                  152,136       99,726      270,003
Promotional Expenses                  224,431      144,672      394,474
Travel                                204,711      135,254      364,981
Office and other expenses             747,273      495,563    1,335,197
                                  -----------   ----------   ----------
TOTAL                             $14,156,291   $2,483,192   $6,272,282
                                  ===========   ==========   ==========

                                   TA IDEX CLARION GLOBAL REAL
                                        ESTATE SECURITIES
                                  ----------------------------
                                   CLASS A   CLASS B   CLASS C
                                  --------   -------   -------
Compensation to dealers           $137,290   $ 5,668   $12,043
Compensation to sales personnel     51,600     9,033    12,147
Printing and Postage                 5,707       971     1,400
Promotional Expenses                 8,628     1,397     2,256
Travel                               7,588     1,322     1,800
Office and other expenses           27,543     4,851     6,427
                                  --------   -------   -------
TOTAL                             $238,356   $23,241   $36,072
                                  ========   =======   =======

                                  TA IDEX TRANSAMERICA SMALL/MID
                                             CAP VALUE
                                  ------------------------------
                                   CLASS A    CLASS B    CLASS C
                                  --------   --------   --------
Compensation to dealers           $533,568   $ 39,726   $ 42,962
Compensation to sales personnel    145,584     41,677     49,303
Printing and Postage                15,833      4,428      5,838
Promotional Expenses                23,263      6,242      9,787
Travel                              21,345      6,085      7,343
Office and other expenses           77,986     22,432     25,923
                                  --------   --------   --------
TOTAL                             $817,579   $120,591   $141,155
                                  ========   ========   ========

                                   TA IDEX TRANSAMERICA BALANCED
                                  ------------------------------
                                   CLASS A    CLASS B    CLASS C
                                  --------   --------   --------
Compensation to dealers           $887,488   $114,985   $118,012
Compensation to sales personnel     42,014     92,150     52,750
Printing and Postage                 4,481      9,785      5,638
Promotional Expenses                 6,360     13,775      8,032
Travel                               6,139     13,453      7,710
Office and other expenses           22,596     49,605     28,358
                                  --------   --------   --------
TOTAL                             $969,079   $293,754   $220,500
                                  ========   ========   ========

                                      TA IDEX TRANSAMERICA
                                         FLEXIBLE INCOME
                                  ----------------------------
                                   CLASS A   CLASS B   CLASS C
                                  --------   -------   -------
Compensation to dealers           $279,522   $26,596   $36,774
Compensation to sales personnel     49,255    22,338    20,214
Printing and Postage                 5,355     2,383     2,158
Promotional Expenses                 7,865     3,383     3,068
Travel                               7,221     3,264     2,954
Office and other expenses           26,386    12,014    10,869
                                  --------   -------   -------
TOTAL                             $375,604   $69,977   $76,038
                                  ========   =======   =======

                                        TA IDEX JANUS GROWTH*
                                  --------------------------------
                                    CLASS A     CLASS B    CLASS C
                                  ----------   --------   --------
Compensation to dealers           $2,222,920   $156,344   $155,747
Compensation to sales personnel      253,578    132,450     83,556
Printing and Postage                  27,127     14,110      8,913
Promotional Expenses                  38,715     19,986     12,656
Travel                                37,070     19,348     12,209
Office and other expenses            136,297     71,251     44,937
                                  ----------   --------   --------
TOTAL                             $2,715,707   $413,490   $318,072
                                  ==========   ========   ========

                                       TA IDEX SALOMON ALL CAP
                                  --------------------------------
                                    CLASS A     CLASS B    CLASS C
                                  ----------   --------   --------
Compensation to dealers           $1,093,724   $111,527   $139,524
Compensation to sales personnel       91,583     91,487     61,746
Printing and Postage                   9,564      9,722      6,580
Promotional Expenses                  13,047     13,706      9,323
Travel                                13,332     13,359      9,020
Office and other expenses             49,464     49,241     33,215
                                  ----------   --------   --------
TOTAL                             $1,270,714   $289,043   $259,408
                                  ==========   ========   ========

                                    TA IDEX PIMCO REAL RETURN
                                              TIPS
                                  ----------------------------
                                   CLASS A   CLASS B   CLASS C
                                  --------   -------   -------
Compensation to dealers           $254,865   $ 9,072   $10,967
Compensation to sales personnel    115,042     7,743    29,308
Printing and Postage                12,172       838     3,053
Promotional Expenses                17,025     1,222     4,143
Travel                              16,785     1,134     4,265
Office and other expenses           61,972     4,152    15,838
                                  --------   -------   -------
TOTAL                             $477,862   $24,160   $67,573
                                  ========   =======   =======

                                     TA IDEX JENNISON GROWTH
                                  ----------------------------
                                   CLASS A   CLASS B   CLASS C
                                  --------   -------   -------
Compensation to dealers           $227,505   $24,599   $30,370
Compensation to sales personnel     71,466    21,059    17,535
Printing and Postage                 7,118     2,268     1,973
Promotional Expenses                 8,795     3,276     3,068
Travel                              10,320     3,082     2,587
Office and other expenses           38,953    11,303     9,325
                                  --------   -------   -------
TOTAL                             $364,158   $65,591   $64,857
                                  ========   =======   =======

                                     TA IDEX MARSICO GROWTH
                                  ----------------------------
                                   CLASS A   CLASS B   CLASS C
                                  --------   -------   -------
Compensation to dealers           $201,173   $15,973   $22,500
Compensation to sales personnel     34,478    15,547    32,051
Printing and Postage                 3,719     1,667     3,618
Promotional Expenses                 5,388     2,389     5,651
Travel                               5,048     2,274     4,731
Office and other expenses           18,500     8,353    17,034
                                  --------   -------   -------
TOTAL                             $268,307   $46,203   $85,585
                                  ========   =======   =======

                                   TA IDEX PIMCO TOTAL RETURN
                                  ----------------------------
                                   CLASS A   CLASS B   CLASS C
                                  --------   -------   -------
Compensation to dealers           $199,302   $17,108   $21,806
Compensation to sales personnel     41,458    15,207    13,837
Printing and Postage                 4,422     1,602     1,487
Promotional Expenses                 6,276     2,224     2,142
Travel                               6,057     2,217     2,025
Office and other expenses           22,297     8,199     7,430
                                  --------   -------   -------
TOTAL                             $279,813   $46,557   $48,728
                                  ========   =======   =======

                                  TA IDEX SALOMON INVESTORS
                                              VALUE
                                  ----------------------------
                                   CLASS A   CLASS B   CLASS C
                                  --------   -------   -------
Compensation to dealers           $288,908   $13,793   $11,688
Compensation to sales personnel     78,595    14,142     6,592
Printing and Postage                 8,172     1,496       704
Promotional Expenses                11,053     2,091     1,000
Travel                              11,433     2,063       963
Office and other expenses           42,487     7,618     3,545
                                  --------   -------   -------
TOTAL                             $440,647   $41,203   $24,492
                                  ========   =======   =======

                                     TA IDEX PROTECTED PRINCIPAL STOCK
                                  --------------------------------------
                                   CLASS A   CLASS B   CLASS C   CLASS M
                                  --------   -------   -------   -------
Compensation to dealers           $151,334   $24,133   $18,401    $3,516
Compensation to sales personnel      2,127    15,961     4,848       512
Printing and Postage                   226      1700       518        56
Promotional Expenses                   320     2,407       738        83
Travel                                 311     2,332       709        75
Office and other expenses            1,145     8,587     2,606       274
                                  --------   -------   -------    ------
TOTAL                             $155,463   $55,120   $27,820    $4,516
                                  --------   -------   -------    ------

                                   TA IDEX T. ROWE PRICE SMALL
                                               CAP
                                  ----------------------------
                                   CLASS A   CLASS B   CLASS C
                                  --------   -------   -------
Compensation to dealers           $133,734   $11,076   $12,871
Compensation to sales personnel     18,963    10,111     6,287
Printing and Postage                 2,062     1,087       675
Promotional Expenses                 3,030     1,565       968
Travel                               2,780     1,479       920
Office and other expenses           10,158     5,429     3,377
                                  --------   -------   -------
TOTAL                             $170,727   $30,747   $25,098
                                  ========   =======   =======

                                     TA IDEX T. ROWE PRICE
                                      TAX-EFFICIENT GROWTH
                                  ---------------------------
                                  CLASS A   CLASS B   CLASS C
                                  -------   -------   -------
Compensation to dealers           $74,432   $ 9,352   $ 9,035
Compensation to sales personnel     5,752     7,969     3,977
Printing and Postage                  604       845       424
Promotional Expenses                  833     1,186       603
Travel                                838     1,163       581
Office and other expenses           3,103     4,291     2,138
                                  -------   -------   -------
TOTAL                             $85,563   $24,806   $16,758
                                  =======   =======   =======

                                      TA IDEX TRANSAMERICA
                                         HIGH-YIELD BOND
                                  ----------------------------
                                   CLASS A   CLASS B   CLASS C
                                  --------   -------   -------
Compensation to dealers           $439,226   $30,770   $36,600
Compensation to sales personnel    149,792    24,877    28,156
Printing and Postage                15,602     2,607     3,070
Promotional Expenses                21,176     3,582     4,532
Travel                              21,796     3,624     4,130
Office and other expenses           80,945    13,426    15,074
                                  --------   -------   -------
TOTAL                             $728,537   $78,887   $91,561
                                  ========   =======   =======

                                      TA IDEX TRANSAMERICA
                                     CONVERTIBLE SECURITIES
                                  ----------------------------
                                   CLASS A   CLASS B   CLASS C
                                  --------   -------   -------
Compensation to dealers           $159,171   $ 4,021   $ 9,666
Compensation to sales personnel    102,728     6,552     6,118
Printing and Postage                10,514       667       639
Promotional Expenses                13,777       864       876
Travel                              14,903       950       891
Office and other expenses           55,703     3,557     3,305
                                  --------   -------   -------
TOTAL                             $356,796   $16,611   $21,490
                                  ========   =======   =======

                                    TA IDEX TRANSAMERICA EQUITY
                                  ------------------------------
                                   CLASS A    CLASS B    CLASS C
                                  --------   --------   --------
Compensation to dealers           $536,443   $ 42,122   $ 46,025
Compensation to sales personnel     97,253     42,075     39,519
Printing and Postage                10,588      4,589      4,229
Promotional Expenses                15,586      6,775      6,040
Travel                              14,261      6,172      5,777
Office and other expenses           52,084     22,525     21,240
                                  --------   --------   --------
TOTAL                             $726,216   $124,258   $122,826
                                  ========   ========   ========

                                    TA IDEX TRANSAMERICA GROWTH
                                           OPPORTUNITIES
                                  ------------------------------
                                   CLASS A    CLASS B    CLASS C
                                  --------   --------   --------
Compensation to dealers           $633,603   $ 64,869   $ 65,852
Compensation to sales personnel     90,823     56,247     31,652
Printing and Postage                 9,819      5,997      3,406
Promotional Expenses                14,278      8,507      4,914
Travel                              13,302      8,218      4,632
Office and other expenses           48,712     30,253     16,992
                                  --------   --------   --------
TOTAL                             $810,536   $174,091   $127,448
                                  ========   ========   ========

                                     TA IDEX TRANSAMERICA MONEY
                                               MARKET
                                  -------------------------------
                                    CLASS A    CLASS B    CLASS C
                                  ----------   -------   --------
Compensation to dealers           $  462,193   $30,162     37,712
Compensation to sales personnel      362,041    35,314     51,727
Printing and Postage                  38,914     3,763      5,340
Promotional Expenses                  56,009     5,330      7,123
Travel                                52,970     5,159      7,515
Office and other expenses            194,407    18,999     28,001
                                  ----------   -------   --------
TOTAL                             $1,166,534   $98,730   $137,418
                                  ==========   =======   ========

                                   TA IDEX TRANSAMERICA VALUE
                                            BALANCED
                                  ----------------------------
                                   CLASS A   CLASS B   CLASS C
                                  --------   -------   -------
Compensation to dealers           $236,888   $19,438   $26,609
Compensation to sales personnel     21,446    18,603    14,600
Printing and Postage                 2,260     1,955     1,567
Promotional Expenses                 3,136     2,699     2,249
Travel                               3,127     2,711     2,136
Office and other expenses           11,562    10,035     7,842
                                  --------   -------   -------
TOTAL                             $278,418   $55,440   $55,004
                                  ========   =======   =======

                                       TA IDEX EVERGREEN
                                    INTERNATIONAL SMALL CAP
                                  ---------------------------
                                  CLASS A   CLASS B   CLASS C
                                  -------   -------   -------
Compensation to dealers           $    --     $--       $--
Compensation to sales personnel    21,606      --        --
Printing and Postage                2,471      --        --
Promotional Expenses                3,939      --        --
Travel                              3,197      --        --
Office and other expenses          11,450      --        --
                                  -------     ---       ---
TOTAL                             $42,662     $--       $--
                                  =======     ===       ===

                                          TA IDEX GREAT
                                     COMPANIES - AMERICA(SM)
                                  -----------------------------
                                   CLASS A   CLASS B    CLASS C
                                  --------   -------   --------
Compensation to dealers           $372,767   $34,632   $ 50,081
Compensation to sales personnel     26,053    30,506     36,136
Printing and Postage                 2,706     3,225      3,690
Promotional Expenses                 3,652     4,503      4,811
Travel                               3,789     4,450      5,240
Office and other expenses           14,086    16,436     19,603
                                  --------   -------   --------
TOTAL                             $423,053   $93,751   $119,561
                                  ========   =======   ========

                                          TA IDEX GREAT
                                    COMPANIES - TECHNOLOGY(SM)
                                  -----------------------------
                                   CLASS A   CLASS B   CLASS C
                                  --------   -------   --------
Compensation to dealers           $109,434   $ 6,739     7,987
Compensation to sales personnel     24,415     4,471     3,731
Printing and Postage                 2,592       470       396
Promotional Expenses                 3,649       651       555
Travel                               3,564       652       544
Office and other expenses           13,143     2,411     2,008
                                  --------   -------   -------
TOTAL                             $156,797   $15,394   $15,223
                                  ========   =======   =======

                                  TA IDEX J.P. MORGAN MID CAP
                                             VALUE
                                  ---------------------------
                                  CLASS A   CLASS B   CLASS C
                                  -------   -------   -------
Compensation to dealers           $    --     $--       $--
Compensation to sales personnel    31,233      --        --
Printing and Postage                5,580      --        --
Promotional Expenses                5,726      --        --
Travel                              4,623      --        --
Office and other expenses          16,543      --        --
                                  -------     ---       ---
TOTAL                             $61,705     $--       $--
                                  =======     ===       ===

                                        TA IDEX MARSICO
                                      INTERNATIONAL GROWTH
                                  ---------------------------
                                  CLASS A   CLASS B   CLASS C
                                  -------   -------   -------
Compensation to dealers           $    --     $--       $--
Compensation to sales personnel    19,972      --        --
Printing and Postage                2,279      --        --
Promotional Expenses                3,619      --        --
Travel                              2,954      --        --
Office and other expenses          10,589      --        --
                                  -------     ---       ---
TOTAL                             $39,413     $--       $--
                                  =======     ===       ===

                                    TA IDEX MERCURY LARGE CAP
                                              VALUE
                                  ----------------------------
                                   CLASS A   CLASS B   CLASS C
                                  --------   -------   -------
Compensation to dealers           $     --     $--       $--
Compensation to sales personnel     62,011      --        --
Printing and Postage                 7,073      --        --
Promotional Expenses                11,230      --        --
Travel                               9,171      --        --
Office and other expenses           32,880      --        --
                                  --------     ---       ---
TOTAL                             $122,365     $--       $--
                                  ========     ===       ===

                                    TA IDEX EVERGREEN HEALTH
                                              CARE
                                  ----------------------------
                                   CLASS A   CLASS B   CLASS C
                                  --------   -------   -------
Compensation to dealers           $117,239   $ 4,336     4,069
Compensation to sales personnel     56,051     6,978     4,640
Printing and Postage                 6,048       737       515
Promotional Expenses                 8,766     1,026       783
Travel                               8,206     1,018       683
Office and other expenses           30,074     3,760     2,475
                                  --------   -------   -------
TOTAL                             $226,384   $17,855   $13,166
                                  ========   =======   =======

                                       TA IDEX TEMPLETON GREAT
                                          COMPANIES GLOBAL
                                  --------------------------------
                                    CLASS A     CLASS B    CLASS C
                                  ----------   --------   --------
Compensation to dealers           $  882,739   $ 78,541   $ 89,264
Compensation to sales personnel      127,077     61,116     40,104
Printing and Postage                  13,669      6,491      4,281
Promotional Expenses                  19,700      9,143      6,087
Travel                                18,595      8,923      5,861
Office and other expenses             68,227     32,898     21,565
                                  ----------   --------   --------
TOTAL                             $1,130,007   $197,112   $167,162
                                  ==========   ========   ========

                                      TA IDEX TRANSAMERICA
                                        SHORT-TERM BOND
                                  ---------------------------
                                  CLASS A   CLASS B   CLASS C
                                  -------   -------   -------
Compensation to dealers           $    --     $--       $--
Compensation to sales personnel    19,025      --        --
Printing and Postage                2,162      --        --
Promotional Expenses                3,413      --        --
Travel                              2,812      --        --
Office and other expenses          10,096      --        --
                                  -------     ---       ---
TOTAL                             $37,508     $--       $--
                                  =======     ===       ===

                                  TA IDEX UBS LARGE CAP VALUE
                                  ---------------------------
                                  CLASS A   CLASS B   CLASS C
                                  -------   -------   -------
Compensation to dealers           $    --     $--       $--
Compensation to sales personnel    13,468      --        --
Printing and Postage                1,525      --        --
Promotional Expenses                2,396      --        --
Travel                              1,989      --        --
Office and other expenses           7,152      --        --
                                  -------     ---       ---
TOTAL                             $26,531     $--       $--
                                  =======     ===       ===

                                  TA IDEX VAN KAMPEN EMERGING
                                          MARKETS DEBT
                                  ---------------------------
                                  CLASS A   CLASS B   CLASS C
                                  -------   -------   -------
Compensation to dealers           $    --     $--        --
Compensation to sales personnel    17,281      --        --
Printing and Postage                1,989      --        --
Promotional Expenses                3,201      --        --
Travel                              2,560      --        --
Office and other expenses           9,145      --        --
                                  -------     ---       ---
TOTAL                             $34,176     $--       $--
                                  =======     ===       ===

                                    TA IDEX VAN KAMPEN SMALL
                                         COMPANY GROWTH
                                  ---------------------------
                                  CLASS A   CLASS B   CLASS C
                                  -------   -------   -------
Compensation to dealers           $    --     $--       $--
Compensation to sales personnel     9,535      --        --
Printing and Postage                1,112      --        --
Promotional Expenses                1,823      --        --
Travel                              1,416      --        --
Office and other expenses           5,031      --        --
                                  -------     ---       ---
TOTAL                             $18,917     $--       $--
                                  =======     ===       ===

* Class T shares of TA IDEX Janus Growth are not subject to annual distribution and service fees.

     Note: Fees are not shown for Class R shares as they commenced operations on June 15, 2006. Fees are also not shown for TA IDEX Bjurman, Barry Micro Emerging Growth and TA IDEX Oppenheimer Small- & Mid-Cap Value as they commenced operations on August 1, 2006.

(1) TA IDEX MFS International Equity previously operated as TA IDEX American Century International. The fund changed its name on July 3, 2006.

                          NET ASSET VALUE DETERMINATION

The price at which shares are purchased or redeemed is the net asset value per share ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

When Share Price is Determined

The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV as determined at the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received

Orders for shares of TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio and TA IDEX Multi-Manager International (the "TA IDEX Asset Allocation funds") and corresponding orders for the TA IDEX underlying funds in which they invest are priced on the same day when orders for shares on the TA IDEX Asset Allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the TA IDEX Asset Allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding shares of the TA IDEX underlying funds on the same day, so that both orders generally will receive a day's NAV.

How NAV is Determined

The NAV of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares of the fund (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over the counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

CLASS A, CLASS B, CLASS C, CLASS I, CLASS M AND CLASS R SHARES.

An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. The quarterly ex-dividend date for TA IDEX Asset Allocation - Conservative Portfolio will be 3 business days following the ex-dividend date of the underlying TA IDEX funds in which it invests. The December annual ex-dividend date for all other TA IDEX Asset Allocation funds will be 3 business days following the ex-dividend date of the underlying TA IDEX funds in which they invest. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B and Class C shares (also Class M and Class R shares) of a fund are anticipated to be lower than the per share income dividends on Class A shares of that fund (and Class T shares of TA IDEX Janus Growth and Class I), as a result of higher distribution and service fees applicable to the Class B, Class C, Class M and Class R shares.

                              SHAREHOLDER ACCOUNTS

CLASS A, CLASS B, CLASS C, CLASS M AND CLASS R SHARES ONLY (NOT APPLICABLE TO CLASS I SHARES).

Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in each fund's prospectus.

                               PURCHASE OF SHARES

THE FOLLOWING FUNDS ARE CLOSED TO NEW INVESTMENTS:

TA IDEX American Century Large Company Value, TA IDEX Clarion Global Real Estate Securities, TA IDEX Evergreen Health Care, TA IDEX Jennison Growth, TA IDEX MFS International Equity, TA IDEX Marsico Growth, TA IDEX PIMCO Real Return TIPS, TA IDEX PIMCO Total Return, TA IDEX Salomon Investors Value, TA IDEX T. Rowe Price Small Cap, and TA IDEX T. Rowe Price Tax-Efficient Growth.

CLASS A, CLASS B, CLASS C, CLASS I, CLASS T AND CLASS M SHARES.

As stated in the prospectus, the funds currently offer investors a choice of four classes of shares: Class A, Class B, Class C and Class I shares. As stated in the prospectus, Class I shares of the TA IDEX funds in this SAI are currently offered for investment only to the TA IDEX Asset Allocation funds; and ATST Asset Allocation -- Conservative Portfolio, ATST Asset Allocation -- Growth Portfolio, ATST Asset Allocation -- Moderate Growth Portfolio, and ATST Asset Allocation -- Moderate Portfolio, each a series of ATST. Class I shares may be offered to other persons at any time in the future.

TA IDEX Janus Growth also includes Class T shares and TA IDEX Protected Principal Stock also includes Class M shares, which are not available for new investors. (All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, previously existing Class M shares were converted into Class C shares, except for TA IDEX Protected Principal Stock.

Class A, Class B or Class C shares of a fund can be purchased through AFSG or through broker-dealers or other financial institutions that have sales agreements with AFSG. Shares of each fund are sold at the net asset value per share as determined at the close of the regular session of business on the NYSE next occurring after a purchase order is received and accepted by the fund. (The applicable sales charge is added in the case of Class A, Class M and Class T shares.) The prospectus contains detailed information about the purchase of fund shares.

Shareholders whose investments are transferred from one class of shares of a Transamerica IDEX fund to another class of shares of the same Transamerica IDEX fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.

Information on sales charge reductions and/or waivers can also be found on the Transamerica IDEX website at www.transamericaidex.com.

CLASS R SHARES.

As stated in the prospectus, Class R shares of the TA IDEX funds in this SAI are currently offered for investment only by the following funds: TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio and TA IDEX Asset Allocation - Moderate Portfolio, each a series of TA IDEX.

                                RETIREMENT PLANS

CLASS A, CLASS B, CLASS C, CLASS R AND CLASS M SHARES ONLY (NOT APPLICABLE TO CLASS I SHARES).

Transamerica IDEX offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plan documents for Individual Retirement Accounts, Code Section 403(b)(7) plans and SEP-IRA and SIMPLE IRA plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. State Street Bank & Trust, Kansas City, Missouri ("State Street"), acts as the custodian or trustee under these plans for which it charges an annual fee of $15.00 on each such account with a maximum of $30.00 per tax identification number. However, if your combined retirement plan and ESA account(s)' balance per taxpayer identification number is more than $50,000, there is no fee. To receive additional information or forms on these plans, please call your Financial Advisor or Transamerica IDEX Customer Service at 1-888-233-4339 or write to Transamerica Fund Services at P.O. Box 219945, Kansas City, Missouri 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax adviser with respect to the requirements of such plans and the tax aspects thereof.

                              REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the fund's net assets at the time of redemption. Class B shares, Class C shares and Class M shares and certain Class A and Class T share purchases are also subject to a contingent deferred sales charge upon certain redemptions. Class I Shares are not subject to the contingent deferred sales charge. Except for Class I and Class R Shares, and as further explained in the prospectus, a short-term trading redemption fee of 2% of the amount redeemed may be assessed on any fund shares in a fund account that are sold (by redemption, whether voluntary or involuntary) within five (5) NYSE trading days following their purchase date. The prospectus describes the requirements and procedures for the redemption of shares.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. TA IDEX has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to TFS.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

The Contingent Deferred Sales Charge ("CDSC") is waived on redemptions of Class B, Class C and Class M shares (and Class A, C and T, when applicable) in the circumstances described below. (Please note that, effective November 1, 2005, CDSCs were not charged on redemptions of Class A, Class B or Class C shares of the following funds, which are now closed to new investors and investments: TA IDEX American Century Large Company Value; TA IDEX Clarion Global Real Estate Securities; TA IDEX Evergreen Health Care; TA IDEX Jennison Growth; TA IDEX MFS International Equity; TA IDEX Marsico Growth; TA IDEX PIMCO Real Return TIPS; TA IDEX PIMCO Total Return; TA IDEX Salomon Investors Value; TA IDEX T. Rowe Price Small Cap; TA IDEX T. Rowe Price Tax-Efficient Growth.)

(a) Redemption upon Total Disability or Death

A fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

(b) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

A shareholder may elect to participate in a systematic withdrawal plan ("SWP") with respect to the shareholder's investment in a fund. Under the SWP, a dollar amount of a participating shareholder's investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder's instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.

The amount of a shareholder's investment in a fund at the time election to participate in the SWP is made, with respect to the fund, is hereinafter referred to as the "Initial Account Balance." The amount to be systematically withdrawn from a fund without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder's Initial Account Balance. The funds reserve the right to change the terms and conditions of the SWP and the ability to offer the SWP.

Please Note: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance at the time of redemption.

(c) Reinvestment Privilege

The CDSC is also waived on redemption of shares as it relates to the reinvestment of redemption proceeds in the same class of shares of another fund within 90 days after redemption.

(d) Certain Retirement Plan Withdrawals

CDSC is also waived for accounts opened prior to April 1, 2000, on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account. (This waiver does not include transfer of asset redemptions, broker directed accounts or omnibus accounts.)

(e) Investors Who Previously Held Class C2 Shares

As described in the prospectus, upon the close of business on June 15, 2004, Class C2 shares were converted into Class C shares. With regard to the Class C2 shares that converted into Class C shares (or on future investments in Class C shares made through such accounts), accountholders will not pay any CDSC otherwise payable on Class C shares. Upon the close of business on September 24, 2004, Class M shares were converted into Class C shares; for accountholders who also own Class C shares which converted from Class C2 shares, their Class C shares that convert from Class M shares will not be subject to a CDSC and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.

(f) Purchases through Merrill Lynch, Pierce, Fenner & Smith Incorporated

Investors who purchase Class C shares of the funds through Merrill Lynch, Pierce, Fenner & Smith Incorporated on or after June 21, 2004 will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds. In connection with such purchases, AFSG will pay Merrill Lynch, Pierce, Fenner & Smith Incorporated compensation equal to 1.00% of the aggregate offering price for the Class C shares of the funds so purchased. The CDSC waiver may be terminated at any time, in which case only investors who formerly held Class C2 shares of the funds as of the conversion of Class C2 shares into Class C will be authorized to make additional investments in Class C shares of the funds without being subject to any CDSC otherwise payable with respect to redemptions of Class C shares through their existing accounts with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                                      TAXES

In order to qualify as a regulated investment company ("RIC") each fund must meet certain requirements regarding the source of its income, the diversification if its assets and the distribution of its income.

Each fund has qualified, and expects to continue to qualify, for treatment as a RIC under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in two or more issuers that the fund controls and which are engaged in the same or similar trade or business or of one or more qualified publicly traded partnerships. If each fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each fund should have little or no income taxable to it under the Code. Shareholders of a regulated investment company generally are required to include these distributions as ordinary income, to the extent the distributions are attributable as the RIC's investment income (except for qualifying dividends as discussed below), net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RICs net capital gain (i.e., net long-term capital gains over net short-term capital losses). If a fund fails to qualify as a regulated investment company, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund's available earnings and profits.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Tax laws generally provide for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

     - Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

     - Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

     - A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

     - Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Asset Allocation funds - A fund that is an Asset Allocation fund will not be able to offset gains distributed by one underlying fund in which it invests against losses in another underlying fund in which it invests. Redemptions of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could also cause additional distributable gains to shareholders of an Asset Allocation fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of an Asset Allocation fund. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the Asset Allocation funds could therefore affect the amount, timing and character of distributions to shareholders. The Asset

Allocation funds will also not be able to pass through from the underlying funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax).

Upon the sale or other disposition of fund shares, or upon receipt of a distribution in complete liquidation of a fund, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61-day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61-day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less, will be treated as a long-term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.

Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. Tax conventions preclude the imposition of such taxes.

Passive Foreign Investment Companies - Each fund may invest in the stock of passive foreign investment companies"("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. If such a tax is imposed on a fund, the balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to the fund to the extent that the income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

In addition, another election may be available that would involve marking to market a fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date although any such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could incur nondeductible interest charges. A fund's intention to qualify annually as a regulated investment company may limit a fund's ability to make an election with respect to PFIC stock.

Options, Futures and Forward Contracts and Swap Agreements -- Certain options, futures contracts, and forward contracts in which a fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund which is taxed as ordinary income when distributed to shareholders.

A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a fund as a regulated investment company might be affected.

The requirements applicable to a fund's qualification as a regulated investment company may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

Market Discount -- If a fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the fund in each taxable year in which the fund owns an interest in such debt security and receives a principal payment on it. In particular, the fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount -- Certain debt securities acquired by the funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales -- These rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the fund enters into certain transactions in property while holding substantially identical property, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Code.

Foreign Taxation -- Income received by a fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the fund's shareholders. So long as a fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such fund's assets at the close of the taxable year consists of securities of foreign corporations, the fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

Foreign Currency Transactions -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Some of the TA IDEX funds elect to treat this foreign currency income as capital gain or capital loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Backup withholding - A fund may be required to withhold U.S. federal income tax at the rate of 28% of all amounts deemed to be distributed The 28% rate applies to shareholders receiving payments who:

a.   fail to provide the fund with their correct taxpayer identification number,

b.   fail to make required certifications or,

c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding

TAXATION OF NON-U.S. SHAREHOLDERS. Dividends from investment company taxable income attributable to a fund's taxable year beginning before January 1, 2005 or after December 31, 2007 and paid to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") may be subject to a 30% withholding tax unless the applicable tax rate is reduced by a treaty between the United States and the shareholder's country of residence. Dividends from investment company taxable income attributable to a fund's taxable year beginning after December 31, 2004 or before January 1, 2008 that are attributable to short-term capital gains or "qualified interest income" may not be subject to withholding tax, provided that such fund elects to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Withholding does not apply to a dividend paid to a foreign shareholder that is "effectively connected with the shareholder's conduct of a trade or business within the United States," in which case the withholding requirements applicable to domestic taxpayers apply.

The treatment of income dividends and capital gains distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal laws. Qualification as a RIC does not involve supervision of a fund's management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

                             PRINCIPAL SHAREHOLDERS

As of February 1, 2006, the Trustees and officers as a group owned less than 1% of any class of each fund's outstanding shares. To the knowledge of the management, as of that date, no shareholders owned beneficially or 5% or more of the outstanding shares of a class of a fund, except as follows:

                                                                                                                       % OF SHARES
                                                                                                                      OF BENEFICIAL
                    NAME/ADDRESS                                               FUND                           CLASS      INTEREST
                    ------------                                               ----                           -----   -------------
Sac & Co                                               TA IDEX Templeton Great Companies Global                 A          9.04%
   New York, NY
Citigroup Global Markets Inc                           TA IDEX Transamerica Flexible Income                     B          5.25%
   House Account
   New York, NY
Citigroup Global Markets Inc                           TA IDEX Transamerica High Yield Bond                     B         18.10%
   House Account
   New York, NY
Investors Bank & Trust Co                              TA IDEX Jennison Growth                                  A          5.72%
   Retirement Plans
   Purchase, NY
Investors Bank & Trust Co                              TA IDEX MFS International Equity                         A          9.18%
   Retirement Plans
   Purchase, NY
Investors Bank & Trust Co                              TA IDEX Salomon Investors Value                          A         10.87%
   Retirement Plans
   Purchase, NY
Investors Bank & Trust Co                              TA IDEX T. Rowe Price Small Cap                          A         13.81%
   Retirement Plans
   Purchase, NY
EMJAYCO                                                TA IDEX T. Rowe Price Small Cap                          A          5.29%
   Fbo University Federal Credit Union
   Milwaukee, WI
Transamerica Fund Advisors, Inc                        TA IDEX Clarion Global Real Estate Securities            C          6.30%
   Seed money account
   St. Petersburg, FL
Transamerica Fund Advisors, Inc                        TA IDEX Clarion Global Real Estate Securities            C          6.28%
   Seed money account
   St. Petersburg, FL
Transamerica Fund Advisors, Inc                        TA IDEX Clarion Global Real Estate Securities            C          6.28%
   Seed money account
   St. Petersburg, FL
Investors Bank & Trust Co                              TA IDEX American Century Large Company Value             A         11.68%
   Retirement Plans
   Purchase, NY
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX Great Companies - America(SM)                    A          8.91%
   Customer Accounts
   Jacksonville, FL
Citigroup Global Markets Inc                           TA IDEX Great Companies - America(SM)                    B          8.49%
   House Account
   New York, NY
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX Great Companies - America(SM)                    B          7.39%
   Customer Accounts
   Jacksonville, FL
Gary U and Della Rolle Trust                           TA IDEX Transamerica Convertible Securities              A          8.97%
   Los Angeles, CA
Citigroup Global Markets Inc                           TA IDEX Transamerica Convertible Securities              B         17.21%
   House Account
   New York, NY
Citigroup Global Markets Inc                           TA IDEX PIMCO Total Return                               B          5.76%
   House Account
   New York, NY

Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX PIMCO Total Return                               B          5.26%
   Customer Accounts
   Jacksonville, FL
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX Asset Allocation - Conservative Portfolio        A          8.94%
   Customer Accounts
   Jacksonville, FL
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX Asset Allocation - Conservative Portfolio        B          8.71%
   Customer Accounts
   Jacksonville, FL
Citigroup Global Markets Inc                           TA IDEX Asset Allocation - Conservative Portfolio        B          5.89%
   House Account
   New York, NY
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX Asset Allocation - Moderate Portfolio            A          7.67%
   Customer Accounts
   Jacksonville, FL
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX Asset Allocation - Moderate Portfolio            B         11.20%
   Customer Accounts
   Jacksonville, FL
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX Asset Allocation - Moderate Portfolio            B          6.77%
   Customer Accounts
   Jacksonville, FL
Citigroup Global Markets Inc                           TA IDEX Asset Allocation - Moderate Growth Portfolio     A          7.24%
   House Accounts
   New York, NY
Citigroup Global Markets Inc                           TA IDEX Asset Allocation - Moderate Growth Portfolio     A          5.72%
   House Account
   New York, NY
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX Asset Allocation - Moderate Growth Portfolio     B          9.91%
   Customer Accounts
   Jacksonville, FL
Citigroup Global Markets Inc                           TA IDEX Asset Allocation - Moderate Growth Portfolio     B          8.33%
   House Account
   New York, NY
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX Asset Allocation - Growth Portfolio              A         10.44%
   Customer Accounts
   Jacksonville, FL
Citigroup Global Markets Inc                           TA IDEX Asset Allocation - Growth Portfolio              A          6.92%
   House Account
   New York, NY
Citigroup Global Markets Inc                           TA IDEX Asset Allocation - Growth Portfolio              B         10.78%
   House Account
   New York, NY
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX Asset Allocation - Growth Portfolio              B         10.40%
   Customer Accounts
   Jacksonville, FL

Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX American Century Large Company Value             C         13.73%
   Customer Accounts
   Jacksonville, FL
LPL Financial Services                                 TA IDEX MFS International Equity                         C          5.51%
   San Diego, CA
Citigroup Global Markets Inc                           TA IDEX Great Companies - America(SM)                    C          9.56%
   House Account
   New York, NY
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX Great Companies - America(SM)                    C          9.30%
   Customer Accounts
   Jacksonville, FL
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX Great Companies - Technology(SM)                 C          9.00%
   Customer Accounts
   Jacksonville, FL
First Clearing, LLC                                    TA IDEX Great Companies - Technology(SM)                 C          5.54%
   IRA Jeffrey L. Korach
   Beachwood, OH
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX Transamerica Small/Mid Cap Value                 C         15.89%
   Customer Accounts
   Jacksonville, FL
Citigroup Global Markets Inc                           TA IDEX Transamerica Balanced                            C          7.59%
   House Account
   New York, NY
Citigroup Global Markets Inc                           TA IDEX Transamerica Flexible Income                     C          6.31%
   House Account
   New York, NY
Citigroup Global Markets Inc                           TA IDEX Janus Growth                                     C         14.01%
   House Account
   New York, NY
Citigroup Global Markets Inc                           TA IDEX Jennison Growth                                  C          5.60%
   House Account
   New York, NY
Legg Mason Wood Walker Inc                             TA IDEX PIMCO Total Return                               C         20.53%
   Baltimore, MD
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX PIMCO Total Return                               C          7.21%
   Customer Accounts
   Jacksonville, FL
Transamerica Fund Advisors, Inc                        TA IDEX Evergreen Health Care                            C          8.05%
   Seed money account
   St. Petersburg, FL
Transamerica Fund Advisors, Inc                        TA IDEX Evergreen Health Care                            C          8.05%
   Seed money account
   St. Petersburg, FL
MG Trust                                               TA IDEX Evergreen Health Care                            C          7.17%
   Brown Beradini & Dunning
   Denver, CO
NFS LLC                                                TA IDEX T. Rowe Price Small Cap                          C          5.88%
   The Johanna K. Black Trust
   Boston, MA
Thomas Wiand                                           TA IDEX T. Rowe Price Tax-Efficient Growth               C          6.25%
   Scottsdale, AZ

Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX Transamerica High-Yield Bond                     C         16.62%
   Customer Accounts
   Jacksonville, FL
Citigroup Global Markets Inc                           TA IDEX Transamerica High-Yield Bond                     C          9.02%
   House Account
   New York, NY
International Alpaca Co                                TA IDEX Transamerica Convertible Securities              C         19.73%
   Anthony Stachowski
   Mantua, OH
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX Transamerica Convertible Securities              C         10.47%
   Customer Accounts
   Jacksonville, FL
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX Transamerica Equity                              C          6.05%
   Customer Accounts
   Jacksonville, FL
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX Asset Allocation - Conservative Portfolio        C         23.49%
   Customer Accounts
   Jacksonville, FL
Citigroup Global Markets Inc                           TA IDEX Asset Allocation - Conservative Portfolio        C         13.21%
   House Account
   New York, NY
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX Asset Allocation - Moderate Portfolio            C         26.06%
   Customer Accounts
   Jacksonville, FL
Citigroup Global Markets Inc                           TA IDEX Asset Allocation - Moderate Portfolio            C         11.22%
   House Account
   New York, NY
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX Asset Allocation - Moderate Growth Portfolio     C         26.39%
   Customer Accounts
   Jacksonville, FL
Citigroup Global Markets Inc                           TA IDEX Asset Allocation - Moderate Growth Portfolio     C         15.84%
   House Account
   New York, NY
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX Asset Allocation - Growth Portfolio              C         25.91%
   Customer Accounts
   Jacksonville, FL
Citigroup Global Markets Inc                           TA IDEX Asset Allocation - Growth Portfolio              C         18.75%
   House Account
   New York, NY
Citigroup Global Markets Inc                           TA IDEX Templeton Great Companies Global                 C         10.23%
   House Account
   New York, NY
Investors Bank & Trust Co                              TA IDEX Transamerica Small/Mid Cap Value                 A          5.51%
   Retirement Plans
   Purchase, NY
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX PIMCO Real Return TIPS                           A          9.49%
   Customer Accounts
   Jacksonville, FL
Pershing LLC                                           TA IDEX PIMCO Real Return TIPS                           A          7.96%
   Jersey City, NJ

Pershing LLC                                           TA IDEX PIMCO Real Return TIPS                           A          6.77%
   Jersey City, NJ
Terry W. Lester & Gayla B Lester                       TA IDEX PIMCO Real Return TIPS                           B          6.11%
   Bradyville, TN
Merrill Lynch Pierce Fenner & Smith Inc.               TA IDEX PIMCO Real Return TIPS                           C         34.71%
   Customer Accounts
   Jacksonville, FL
Lawrence & Lori Corkery                                TA IDEX Protected Principal Stock                        A          7.09%
   Union Planters Bank NA
   Waterloo, IA
Robert W. Baird & Co, Inc.                             TA IDEX Protected Principal Stock                        A          6.32%
   Milwaukee, WI
Citizens Bank Trust                                    TA IDEX Protected Principal Stock                        M         14.20%
   Claude Anders Trust
   Elizabethton, TN
Raymond James & Associates                             TA IDEX Protected Principal Stock                        M          7.10%
   fbo Catherine Volz
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX American Century Large Company Value             I         45.98%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX American Century Large Company Value             I         25.82%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX American Century Large Company Value             I         21.84%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX American Century Large Company Value             I          6.37%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Clarion Global Real Estate Securities            I         41.47%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Clarion Global Real Estate Securities            I         27.94%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Clarion Global Real Estate Securities            I         24.12%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX Clarion Global Real Estate Securities            I          6.47%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Van Kampen Mid Cap Growth                        I         51.12%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Van Kampen Mid Cap Growth                        I         43.63%
   Investment Account
   St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Van Kampen Mid Cap Growth                        I          5.25%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX Great Companies America(SM)                      I         100.00%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Great Companies Technology(SM)                   I         52.26%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Great Companies Technology(SM)                   I         26.89%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Great Companies Technology(SM)                   I         20.85%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Janus Growth                                     I         73.99%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Janus Growth                                     I         16.67%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX Janus Growth                                     I          9.34%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Jennison Growth                                  I         100.00%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Marsico Growth                                   I         58.90%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Marsico Growth                                   I         40.46%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX PIMCO Real Return TIPS                           I         25.88%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX PIMCO Real Return TIPS                           I         20.12%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX PIMCO Real Return TIPS                           I         17.09%
   Investment Account
   St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX PIMCO Real Return TIPS                           I         16.56%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX PIMCO Real Return TIPS                           I         12.11%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX PIMCO Real Return TIPS                           I          8.24%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX PIMCO Total Return                               I         49.73%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX PIMCO Total Return                               I         33.85%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX PIMCO Total Return                               I         16.42%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Salomon Investors Value                          I         94.85%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Salomon Investors Value                          I          5.15%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Evergreen Health Care                            I         21.49%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Evergreen Health Care                            I         19.33%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Evergreen Health Care                            I         13.19%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Evergreen Health Care                            I         12.77%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Evergreen Health Care                            I         12.21%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Evergreen Health Care                            I         10.64%
   Investment Account
   St. Petersburg, FL

TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX Evergreen Health Care                            I          6.23%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX T. Rowe Price Small Cap                          I         50.93%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX T. Rowe Price Small Cap                          I         49.07%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Templeton Great Companies Global                 I         58.53%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Templeton Great Companies Global                 I         19.74%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Templeton Great Companies Global                 I         15.17%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX Templeton Great Companies Global                 I          6.55%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Transamerica High-Yield Bond                     I         33.11%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Transamerica High-Yield Bond                     I         32.21%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX Transamerica High-Yield Bond                     I         12.84%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Transamerica High-Yield Bond                     I          9.05%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX Transamerica High-Yield Bond                     I          7.74%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Transamerica High-Yield Bond                     I          5.05%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Transamerica Convertible Securities              I         52.29%
   Investment Account
   St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Transamerica Convertible Securities              I         39.06%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX Transamerica Convertible Securities              I          8.65%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Transamerica Equity                              I         38.95%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Transamerica Equity                              I         34.70%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Transamerica Equity                              I         20.85%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX Transamerica Equity                              I          5.50%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Transamerica Flexible Income                     I         23.01%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Transamerica Flexible Income                     I         21.09%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Transamerica Flexible Income                     I         18.46%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX Transamerica Flexible Income                     I         15.38%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX Transamerica Flexible Income                     I         11.89%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Transamerica Flexible Income                     I         10.18%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Transamerica Growth Opportunities                I         47.17%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Transamerica Growth Opportunities                I         28.46%
   Investment Account
   St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Transamerica Growth Opportunities                I         20.36%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Transamerica Small/Mid Cap Value                 I         40.45%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Transamerica Small/Mid Cap Value                 I         31.90%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Transamerica Small/Mid Cap Value                 I         23.15%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX Transamerica Money Market                        I         65.92%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Transamerica Money Market                        I         26.81%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Transamerica Money Market                        I          7.26%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Evergreen International Small Cap                I         28.81%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Evergreen International Small Cap                I         19.33%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Evergreen International Small Cap                I         14.34%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Evergreen International Small Cap                I         12.07%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Evergreen International Small Cap                I         11.76%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Evergreen International Small Cap                I          7.16%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX J.P. Morgan Mid Cap Value                        I         50.84%
   Investment Account
   St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio            TA IDEX J.P. Morgan Mid Cap Value                        I         29.81%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX J.P. Morgan Mid Cap Value                        I         15.27%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Marsico International Growth                     I         25.26%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Marsico International Growth                     I         21.04%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Marsico International Growth                     I         14.50%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Marsico International Growth                     I         11.52%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Marsico International Growth                     I         11.52%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Marsico International Growth                     I          9.32%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Mercury Large Cap Value                          I         53.45%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Mercury Large Cap Value                          I         46.55%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Transamerica Short-Term Bond                     I         37.37%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX Transamerica Short-Term Bond                     I         24.29%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Transamerica Short-Term Bond                     I         23.40%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX Transamerica Short-Term Bond                     I         14.94%
   Investment Account
   St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX UBS Large Cap Value                              I         49.58%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX UBS Large Cap Value                              I         28.09%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX UBS Large Cap Value                              I         14.43%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX UBS Large Cap Value                              I          7.90%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Van Kampen Emerging Markets Debt                 I         30.44%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Van Kampen Emerging Markets Debt                 I         20.19%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Van Kampen Emerging Markets Debt                 I         19.27%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Van Kampen Emerging Markets Debt                 I         12.97%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX Van Kampen Emerging Markets Debt                 I          9.95%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX Van Kampen Emerging Markets Debt                 I          7.17%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Van Kampen Small Company Growth                  I         30.48%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Van Kampen Small Company Growth                  I         23.74%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Van Kampen Small Company Growth                  I         23.10%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Van Kampen Small Company Growth                  I         13.34%
   Investment Account
   St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Van Kampen Small Company Growth                  I          9.34%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX AllianceBernstein International Value            I         24.16%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX AllianceBernstein International Value            I         19.02%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX AllianceBernstein International Value            I         15.79%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX AllianceBernstein International Value            I         15.22%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX AllianceBernstein International Value            I          8.33%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX AllianceBernstein International Value            I          6.83%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX AllianceBernstein International Value            I          6.28%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Neuberger Berman International                   I         19.57%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Neuberger Berman International                   I         18.01%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Neuberger Berman International                   I         17.10%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Neuberger Berman International                   I         13.47%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Neuberger Berman International                   I         12.31%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Neuberger Berman International                   I         11.89%
   Investment Account
   St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Oppenheimer Developing Markets                   I         26.47%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Oppenheimer Developing Markets                   I         20.68%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation TA IDEX Asset Allocation -    TA IDEX Oppenheimer Developing Markets                   I         14.52%
   Growth Portfolio
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Oppenheimer Developing Markets                   I         14.15%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Oppenheimer Developing Markets                   I         13.17%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Oppenheimer Developing Markets                   I          8.70%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX JPMorgan International Bond                      I         37.50%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX JPMorgan International Bond                      I         21.04%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX JPMorgan International Bond                      I         13.22%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX JPMorgan International Bond                      I         11.13%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX JPMorgan International Bond                      I         10.42%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX JPMorgan International Bond                      I          6.70%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Portfolio          TA IDEX Federated Market Opportunity                     I         50.84%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Conservative Portfolio      TA IDEX Federated Market Opportunity                     I         49.16%
   Investment Account
   St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Mercury Global Allocation                        I         34.57%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Moderate Growth Portfolio   TA IDEX Mercury Global Allocation                        I         28.25%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Mercury Global Allocation                        I         19.94%
   Investment Account
   St. Petersburg, FL
TA IDEX Asset Allocation - Growth Portfolio            TA IDEX Mercury Global Allocation                        I         17.24%
   Investment Account
   St. Petersburg, FL

                                  MISCELLANEOUS

ORGANIZATION

Each fund is a series of Transamerica IDEX, a Delaware statutory trust that currently is governed by an Agreement and Declaration of Trust ("Declaration of Trust") dated February 25, 2005.

On September 20, 1996 in a tax-free reorganization, TA IDEX Janus Growth (formerly IDEX II Growth Fund) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Janus Growth which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund. IDEX Series Fund became IDEX Mutual Funds effective March 1, 1999. Effective March 1, 2004, IDEX Mutual Funds changed its name to Transamerica IDEX Mutual Funds.

Transamerica IDEX held a special meeting of shareholders on February 25, 2005 for the purposes of approving, among other things, reorganizing TA IDEX from a Massachusetts business trust to a Delaware statutory trust. The shareholders of Transamerica IDEX approved this reorganization, and the funds that were formed as part of the Delaware statutory trust which are identical to the current funds assumed the assets and liabilities of the current funds; and the Delaware statutory trust assumed the registration statement of the Massachusetts business trust.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits Transamerica IDEX to issue an unlimited number of shares of beneficial interest. Shares of Transamerica IDEX are fully paid and nonassessable when issued. Shares of Transamerica IDEX have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica IDEX are fully transferable but Transamerica IDEX is not bound to recognize any transfer until it is recorded on the books.

The shares of beneficial interest of each fund are divided into several classes:
Class A, Class B, Class C, Class I, Class M (TA IDEX Protected Principal Stock only), Class R (TA IDEX Asset Allocation funds only) and Class T (TA IDEX Janus Growth only). Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; Class A shares (except TA IDEX Transamerica Money Market) are subject to an initial sales charge and are subject to a CDSC on purchases of $1 million or more if redeemed within 24 months after purchase unless purchased through a qualified retirement plan; Class B shares are subject to a CDSC, or back- end load, at a declining rate; Class C shares are not subject to an initial sales charge and are subject to a 1% CDSC if redeemed during the first 12 months after purchase; Class M shares are subject to an initial sales charge and a 1% CDSC if redeemed during the first 18 months after purchase; Class B, Class C and Class M shares are subject to higher ongoing distribution and service fees; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Class T shares of TA IDEX Janus Growth are subject to an initial sales charge and are subject to a CDSC if redeemed within 24 months after purchase. Class T shares have no annual distribution and service fees. Class T shares are NOT available to new investors; only existing Class T shareholders (who were shareholders of IDEX Fund or IDEX Fund 3 on September 20, 1996) may purchase additional Class T shares. (All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares. All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares, except in TA IDEX Protected Principal Stock). Transamerica IDEX does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of TA IDEX or his earlier death, resignation, bankruptcy or removal. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize Transamerica IDEX, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Transamerica IDEX bylaws, or at the request of the Trustees.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers, LLP, located at 101 East Kennedy Boulevard, Suite 1500, Tampa, Florida 33602, serves as independent registered certified public accounting firm for Transamerica IDEX.

CODES OF ETHICS

Transamerica IDEX, TFAI, each sub-adviser and AFSG each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica IDEX, TFAI, a sub-adviser and AFSG from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.

PROXY VOTING POLICIES AND PROCEDURES

As detailed in the Transamerica IDEX Proxy Voting Policies and Procedures below, Transamerica IDEX uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by the Transamerica IDEX funds. The proxy voting policies and procedures of TFAI and each sub-adviser are attached or summarized in Appendix A.

Transamerica IDEX files a new SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The latest filing of Form N-PX was made on August 30, 2006, for the 12 month-period ended June 30, 2006. The form is available without charge: (1) from Transamerica IDEX, upon request by calling 1-888-233-4339; and
(2) on the SEC's website at www.sec.gov.

TRANSAMERICA IDEX PROXY VOTING POLICIES AND PROCEDURES - ADOPTED EFFECTIVE JUNE 10, 2003.

I. STATEMENT OF PRINCIPLE

Transamerica IDEX seeks to assure that proxies received by the funds are voted in the best interests of the funds' stockholders and have accordingly adopted these procedures.

II. DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES

Each fund delegates the authority to vote proxies related to portfolio securities to Transamerica Fund Advisors, Inc. (the "Adviser"), as investment adviser to Transamerica IDEX, which in turn delegates proxy voting authority for most portfolios of Transamerica IDEX to the sub-adviser retained to provide day-to-day portfolio management for that fund. The Board of Trustees of Transamerica IDEX adopts the proxy voting policies and procedures of the Adviser and sub-advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of Transamerica IDEX.


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III. PROXY COMMITTEE

The Board of Trustees of Transamerica IDEX has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the fund's consent to vote in matters where the Adviser or sub-adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Committee also may review the Adviser's and each sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

IV. ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

The Board of Trustees of Transamerica IDEX or the Proxy Committee of Transamerica IDEX will review on an annual basis the proxy voting policies of the Adviser and sub-advisers applicable to Transamerica IDEX.

                             PERFORMANCE INFORMATION

Average Annual Total Return Quotation

Quotations of average annual total return for a particular class of shares of a fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

Where:

   P = a hypothetical initial payment of $1,000,

   T = the average annual total return,

   n = the number of years, and

 ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Average Annual Total Return (After Taxes on Distributions) Quotation

Each fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P(1 + T)(n) = ATV(D)

Where:

     P = a hypothetical initial payment of $1,000,

     T = the average annual total return (after taxes on distributions),

     n = the number of years, and

ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).


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Average Annual Total Return (After Taxes on Distributions and Redemption)
Quotation

Each fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                             P(1 + T)(n) = ATV(DR)

Where:

      P = a hypothetical initial payment of $1,000,

      T = the average annual total return (after taxes on distributions and redemptions),

      n = the number of years, and

ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

The current yield for a particular class of shares of each of TA IDEX Transamerica Flexible Income, TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Balanced or TA IDEX Transamerica Value Balanced is computed in accordance with a standardized method prescribed by rules of the SEC. The yield is computed by dividing the fund's investment income per share earned during a particular 30-day base period (including dividends, if any and interest earned, minus expenses excluding reductions for affiliated brokerage and custody earnings credits accrued during the period) by the maximum offering price per share on the last day of the base period and then annualizing the result.

TA IDEX TRANSAMERICA MONEY MARKET PERFORMANCE

From time to time, Transamerica IDEX may advertise performance for TA IDEX Transamerica Money Market, including "yield." This figure is based upon historical earnings and is not representative of the future performance of the fund. The yield of the fund refers to the net investment income generated by a hypothetical investment in the fund over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment.

The fund's seven-day yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the yield quotation is based on a seven-day period and is computed for the fund as follows: The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculations.


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The fund's seven-day effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the seven-day effective yield is: (seven-day base period return +1) 365/7-1. The fund may also advertise a thirty-day effective yield in which case the formula is (thirty-day base period return +1) 365/30-1.

Average annual total return ("AATR") is found for a specific period by first taking a hypothetical $1,000 investment ("initial investment") on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all dividends have been reinvested at net asset value on the reinvestment dates.

Total return is not calculated according to a standard formula, except when calculated for the "Financial Highlights" table in the financial statements. Total return is calculated similarly to AATR but is not annualized. It may be shown as a percentage on the increased dollar value of the hypothetical investment over the period.

                              FINANCIAL STATEMENTS

Audited financial statements for the funds for the fiscal year ended October 31, 2005 are incorporated herein by reference from the Transamerica IDEX Annual Report dated October 31, 2005. Additionally, the restated audited financial statements for TA IDEX Transamerica Flexible Income for the fiscal year ended October 31, 2005 are incorporated herein by reference.


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                                   APPENDIX A

TRANSAMERICA FUND ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES ("TFAI PROXY POLICY")

I.   Purpose

II. The TFAI Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and TFAI's fiduciary and other duties to its clients. The purpose of the TFAI Proxy Policy is to ensure that where TFAI exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TFAI clients exercise voting authority with respect to TFAI client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TFAI client.

III. TFAI's Advisory Activities

IV. TFAI acts as investment adviser to Transamerica IDEX Mutual Funds, Transamerica Income Shares, Inc. and AEGON/ Transamerica Series Trust (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, TFAI has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TFAI and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors of the client Fund (the "Board"). TFAI serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

V.   Summary of the TFAI Proxy Policy

VI. TFAI delegates the responsibility to exercise voting authority with respect to securities held in the Funds' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TFAI will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TFAI is called upon to exercise voting authority with respect to client securities, TFAI generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if TFAI believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TFAI will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

VII. Delegation of Proxy Voting Authority to Sub-Advisers

VIII. TFAI delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").

IX.  Administration, Review and Submission to Board of Sub-Adviser Proxy
     Policies

     A.   Appointment of Proxy Administrator

X. TFAI will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

     A.   Initial Review

          1.   The Proxy Administrator will collect from each Sub-Adviser:

               a)   its Sub-Adviser Proxy Policy;

               b) a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

               c) a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

          2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TFAI making a recommendation to the Board. In conducting its review, TFAI recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

               a) whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

               b) whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

               c) whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

          3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

          4. TFAI will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.

          5. TFAI will follow the same procedure in connection with the engagement of any new Sub-Adviser.

     B.   Subsequent Review

XI. TFAI will request that each Sub-Adviser provide TFAI with prompt notice of any material change in its Sub-Adviser Proxy Policy. TFAI will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TFAI will request that each Sub-Adviser provide TFAI with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TFAI and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

     A.   Record of Proxy Votes Exercised by Sub-Adviser

XII. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

XIII. TFAI Exercise of Proxy Voting Authority

     A.   Use of Independent Third Party

XIV. If TFAI is called upon to exercise voting authority on behalf of a Fund client, TFAI will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that TFAI agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

     A.   Conflict with View of Independent Third Party

XV. If, in its review of the Independent Third Party recommendation, TFAI believes that the recommendation is not in the best interests of the Fund client, TFAI will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TFAI or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TFAI's proposed vote.

     A.   Asset Allocation Portfolios

XVI. For any asset allocation portfolio managed by TFAI and operated, in whole or in part, as a "fund of funds", TFAI will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TFAI will seek Board (or Committee) consent with respect to TFAI's proposed vote in accordance with the provisions of
     Section VI.B.

XVII. Conflicts of Interest Between TFAI or Its Affiliates and the Funds

XVIII. The TFAI Proxy Voting Policy addresses material conflicts that may arise between TFAI or its affiliates and the Funds by, in every case where TFAI exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

XIX. Recordkeeping

     A.   Records Generally Maintained

XX. In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TFAI to maintain the following records:

          1.   the TFAI Proxy Voting Policy; and

          2. records of Fund client requests for TFAI proxy voting information.

     B.   Records for TFAI Exercise of Proxy Voting Authority

XXI. In accordance with Rule 204-2(c)(2) under the Advisers Act, if TFAI exercises proxy voting authority pursuant to Section VI above, TFAI, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

          1. proxy statements received regarding matters it has voted on behalf of Fund clients;

          2.   records of votes cast by TFAI; and

          3. copies of any documents created by TFAI that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

XXII. If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

     A.   Records Pertaining to Sub-Adviser Proxy Policies

XXIII. The Proxy Administrator will cause TFAI and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

          1.   each Sub-Adviser Proxy Policy; and

          2.   the materials delineated in Article V above.

XXIV. If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

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     A.   Time Periods for Record Retention

XXV. All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TFAI.

XXVI. Provision of TFAI Proxy Policy to Fund Clients

XXVII. The Proxy Administrator will provide each Fund's Board (or a Board
     Committee) a copy of the TFAI Proxy Policy at least once each calendar year.

AEGON USA INVESTMENT MANAGEMENT, LLC

Not Applicable

ALLIANCE CAPITAL MANAGEMENT L.P.

STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

CORPORATE GOVERNANCE: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

ELECTIONS OF DIRECTORS: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

APPOINTMENT OF AUDITORS: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

CHANGES IN LEGAL AND CAPITAL STRUCTURE: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

PROPOSALS AFFECTING SHAREHOLDER RIGHTS: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

ANTI-TAKEOVER MEASURES: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

EXECUTIVE COMPENSATION: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

SOCIAL AND CORPORATE RESPONSIBILITY: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING COMMITTEES

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not


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

covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

CONFLICTS OF INTEREST

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

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PROXY VOTING GUIDELINES. The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The funds' board of [directors/trustees] has approved the Manager's Proxy Voting Guidelines to govern the Manager's proxy voting activities.

The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager's consideration of the vote that would be appropriate for the funds. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

-    Election of Directors

-    Ratification of Selection of Auditors

-    Equity-Based Compensation Plans

-    Anti-Takeover Proposals

     -    Cumulative Voting

     -    Staggered Boards

     -    "Blank Check" Preferred Stock

     -    Elimination of Preemptive Rights

     -    Non-targeted Share Repurchase

     -    Increase in Authorized Common Stock

     -    "Supermajority" Voting Provisions or Super Voting Share Classes

     -    "Fair Price" Amendments

     -    Limiting the Right to Call Special Shareholder Meetings

     -    Poison Pills or Shareholder Rights Plans

     -    Golden Parachutes

     -    Reincorporation

     -    Confidential Voting

     -    Opting In or Out of State Takeover Laws

-    Shareholder Proposals Involving Social, Moral or Ethical Matters

-    Anti-Greenmail Proposals

-    Changes to Indemnification Provisions

-    Non-Stock Incentive Plans

-    Director Tenure

-    Directors' Stock Options Plans

-    Director Share Ownership

Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

A copy of the Manager's current Proxy Voting Guidelines are available on the funds' website at www.americancentury.com.

BJURMAN, BARRY & ASSOCIATES

PROXY VOTING POLICY
RELEASE NO. IA-2106
www.sec.gov/rules/final/ia-2106.htm

     Rule 206(4)-6 Advisers must adopt and implement written policies & procedures which are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, describe its policies & procedures to clients, and disclose to clients how they may obtain information on how the Adviser voted their proxies.

     Bjurman, Barry & Associates (BB & A) seeks to avoid material conflicts of interests by using an independent third party service provider, Institutional Shareholder Services Inc. ("ISS"), to vote proxies in accordance with detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts. The voting process involves an assessment performed by ISS in accordance with the Voting Guidelines. The Adviser reviews all proxies and the recommendations of ISS in formulating its vote, but the ultimate voting decision belongs to the Adviser. In the event that the Adviser votes against ISS recommendations, documentation must be prepared to describe the basis for the decision and to substantiate that the Adviser's clients' interests were not subrogated to its own.

PROCEDURES

     BB & A will maintain all documentation in accordance to record keeping requirements. Documentation shall include copies of the Voting Guidelines, records of votes cast on behalf of clients and supporting documentation relating to voting decision(s).

     Each week, the Adviser will process respective proxies by downloading meeting notices for ISS Proxymaster. Senior Management then reviews ISS recommendations and in the event BB & A agrees with ISS recommendations and/or with Company Management, which concurs with ISS recommendations, no further action is necessary. In the event BB & A does not vote in accordance with ISS recommendations, a "Voting Authority" form must be prepared which provides client account numbers and a description of the decision for voting against ISS recommendations.

     Client custodians for which BB & A have discretion to vote are notified at the time of account inception to provide ALL proxies and related information to:

          ISS Inc.
          Attn: IVS Agent (Institutional Voting Services)
          2099 Gaither Road, Suite 501
          Rockville, MD 20850
          301-556-0347

     Any proxies received directly by BB & A will be forwarded to the above address. If time sensitive, proxies may be faxed or sent via overnight delivery.

     BB & A will attempt to forward an updated "Holdings" list to ISS on a daily basis but no less frequently than approximately every 30 days. Each quarter BB & A receives a report by client which details the following information:

     a)   Name of issuer

     b)   Cusip Number

     c)   Meeting date, brief description of Agenda

     d)   The Vote cast

     e)   Whether the vote was "For" or "Against" management

INVESTMENT COMPANY REQUIREMENTS
www.sec.gov/rules/final/33-8188.htm

     Whereas BB & A serves as an Adviser to a public investment company, we will disclose in any applicable registration statement & SAI, the policies & procedures for proxy voting. Any requests for information will be fulfilled within (3 business days) and provide the voting information for the preceding 12 month period, beginning 7-1-XX through 6-30-XX.

     In addition, Annual & Semi-Annual shareholder reports will include the following:

     1) Information on how to obtain voting information "free of charge" with a toll free #

     2) the website information (if applicable), and on the commissions' website www.sec.gov.

     BB & A will file Form N-PX with the Securities and Exchange Commission, no later than August 31st of each calendar year. This will contain the complete proxy voting record for the preceding 12 month period ended June, 30th respectively. Form N-PX must be signed by a principal(s) of the investment company and the filing must contain:

     a)   Name of issuer, ticker symbol

     b)   Cusip (if can be practically acquired)

     c)   Meeting date, brief description of agenda

     d)   Whether the topic(s) were proposed by issuer or security holder

     e) Whether a vote was cast, and the outcome of the vote was "For" or "Against" management

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

                       PROXY VOTING POLICY AND PROCEDURES
                       ISS PROXY VOTING GUIDELINES SUMMARY

STATEMENT OF PRINCIPLES

          Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

PROXY VOTING RECORDS

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2005 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC's website at http://www.sec.gov.

CORPORATE GOVERNANCE COMMITTEE

EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO's Investment Policy Committee. The Committee is responsible for approving EIMCO's proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

CONFLICTS OF INTEREST

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

SHARE BLOCKING

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

PROXY VOTING GUIDELINE SUMMARY

I. THE BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

- Attend less than 75 percent of the board and committee meetings without a valid excuse

-    Implement or renew a dead-hand or modified dead-hand poison pill

- Ignore a shareholder proposal that is approved by a majority of the shares outstanding

- Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

- Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

- Are inside directors and sit on the audit, compensation, or nominating committees

- Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

SEPARATING CHAIRMAN AND CEO

Vote on a CASE-BY-CASE basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS

Shareholder proposals asking that a majority of directors be independent should be evaluated on a CASE-BY-CASE basis. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS

Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE

Vote against shareholder proposals to limit the tenure of outside directors.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
(2) only if the director's legal expenses would be covered.

CHARITABLE CONTRIBUTIONS

Vote AGAINST proposals regarding charitable contributions.

II. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

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Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting FOR reimbursing proxy solicitation expenses.

III. AUDITORS

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent registered public accounting firm has rendered an opinion which is neither accurate nor indicative of the company's financial position.

IV. PROXY CONTEST DEFENSES

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote FOR proposals that seek to fix the size of the board.

Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

V. TENDER OFFER DEFENSES

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Vote AGAINST dual-class exchange offers.

Vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS

Vote FOR shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI. MISCELLANEOUS GOVERNANCE PROVISIONS

CONFIDENTIAL VOTING

Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

EQUAL ACCESS

Vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

SHAREHOLDER ADVISORY COMMITTEES

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

VII. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

Vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a CASE-BY-CASE basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as:

-    adverse governance changes

-    excessive increases in authorized capital stock

-    unfair method of distribution

-    diminution of voting rights

-    adverse conversion features

-    negative impact on stock option plans

-    other alternatives such as spinoff

VIII. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:

AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES

Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

IX. STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.

X. MERGERS AND CORPORATE RESTRUCTURINGS

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES

Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

Vote FOR changing the corporate name.

XI. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

- attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

- ignore a shareholder proposal that is approved by a majority of shares outstanding

- ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

-    are interested directors and sit on the audit or nominating committee

- are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote proxy contests on a CASE-BY-CASE basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a CASE-BY-CASE basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 ACT POLICIES

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote this proposal on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST these proposals.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

SHAREHOLDER PROPOSALS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Vote against the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting FOR reimbursing proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

XII. SOCIAL AND ENVIRONMENTAL ISSUES

ENERGY AND ENVIRONMENT

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote FOR disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

SOUTH AFRICA

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote FOR disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

NORTHERN IRELAND

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote FOR disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

MILITARY BUSINESS

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote FOR disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

MAQUILADORA STANDARDS AND INTERNATIONAL OPERATIONS POLICIES

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote FOR disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

WORLD DEBT CRISIS

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote FOR disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote FOR disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

ANIMAL RIGHTS

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

PRODUCT INTEGRITY AND MARKETING

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote FOR disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

HUMAN RESOURCES ISSUES

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote FOR disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

PROXY VOTING PROCEDURES

Federated Equity Management Company of Pennsylvania, ("Federated") has adopted the following procedures to implement its Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to Federated authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved Federated's policies and procedures for voting the proxies, which are described below.

PROXY VOTING POLICIES

Federated's general policy is to cast proxy votes in favor of proposals that Federated anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that Federated believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether Federated supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally Federated will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). Federated will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally Federated will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally Federated will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, Federated will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. Federated will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. Federated will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, Federated may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if Federated decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though Federated typically votes against such measures in other contexts.

Federated generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. Federated believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, Federated will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), Federated will not vote proxies for such shares.

PROXY VOTING PROCEDURES

Federated has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to Federated by the Board in accordance with the proxy voting policies. Federated has hired Investor Responsibility Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs IRRC by means of Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. Federated's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

CONFLICTS OF INTEREST

Federated has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of Federated or Distributor. This may occur where a significant business relationship exists between Federated (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

Federated has implemented the following procedures in order to avoid concerns that the conflicting interests of Federated have influenced proxy votes. Any employee of Federated who is contacted by an Interested Company regarding proxies to be voted by Federated must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how Federated will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of Federated with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, Federated voted as it did.

If the Fund holds shares of another investment company for which Federated (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of Federated at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

GATEWAY INVESTMENT ADVISERS, L.P.

PROXY VOTING POLICIES AND PROCEDURES (JULY 1, 2003)

The following are the proxy voting policies and procedures of Gateway Investment Advisers, L.P. for its clients who desire Gateway to vote on their behalf, including registered investment companies which Gateway manages or sub-advises.

INTRODUCTION

Gateway Investment Advisers, L.P. (hereinafter "Gateway") recognizes that voting rights are financial assets of its clients and that they must be managed accordingly; with voting decisions being made in the best interests of its clients who wish Gateway to exercise such authority and of shareholders of the registered investment companies for which it acts as adviser or sub-adviser (hereinafter referred collectively as "Clients"). Gateway, in accordance with general fiduciary principles, is responsible for voting proxies on behalf of its Clients. Gateway, in turn, has formally adopted the Institutional Shareholder Services ("ISS") proxy voting guidelines to determine how each issue on proxy ballots is to be voted and appointed ISS as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of Gateway. A summary of ISS's proxy voting guidelines ("ISS Guidelines") can be found below in the section entitled, "Proxy Voting Guidelines Summary". The Directors of Gateway Investment Advisers, Inc., the general partner of Gateway will review these proxy policies and voting procedures on a periodic basis.

ROLE OF PROXY VOTING AGENT

Gateway has engaged ISS, an independent proxy voting service, to assist in the voting of proxies. ISS is responsible for coordinating with each Client's custodian, to ensure that all proxy ballots relating to a Client's portfolio securities are processed in a timely manner. ISS, with its vast research capabilities, has developed its US Proxy Voting Manual, which provides guidelines for proxy voting that are designed to serve the best interests of investors. These guidelines outline the rationale for determining how particular issues should be voted. Gateway has adopted these ISS Guidelines and has instructed ISS to vote in accordance with them unless the following conditions apply:

     - Gateway's portfolio management team has decided to override the ISS vote recommendation for a Client based on it own determination that the Client would best be served with a vote contrary to the ISS recommendation. Such decision(s) will be documented by Gateway and communicated to ISS;

     - ISS does not give a vote recommendation, in which case Gateway will independently determine how a particular issue should be voted. In these instances, Gateway, through its portfolio management team will document the reason(s) used in determining a vote and communicate Gateway's voting instruction to ISS. The Adviser will generally seek to vote in accordance with ISS's guidelines.

CONFLICTS OF INTEREST

From time to time, Gateway or an employee or other affiliate of Gateway may have a conflict of interest with respect to a proxy vote. A conflict of interest may exist, for example, if Gateway has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.

ONLY in those instances where an ISS voting recommendation is not being followed, any individual with knowledge of any actual or potential conflict of interest, such as a personal conflict of interest (e.g. familial relationship with company management) or of a business relationship (e.g. Gateway is the investment manager to a soliciting company), shall disclose that conflict to the Legal and Compliance Department. In such cases, the Legal and Compliance Department will determine how the proxies in question shall be voted and such determinations shall be recorded and reported to the Board of Directors of Gateway Investment Advisers, Inc.

RECORDKEEPING

In accordance with Rule 204-2(c)(2) under the Advisers Act of 1940, as amended, Gateway will maintain the following records for a period of not less than five years:

     -    this Gateway proxy voting policy;

     - records of Clients' written requests for this policy and/or their voting record;

     -    Gateway's written response to such written or oral requests;

     - a copy of any document created by Gateway that was material to making a decision in those instances where ISS does not make a vote recommendation or where Gateway's portfolio management team votes contrary to ISS's recommendation.

ISS will make and retain, on Gateway's behalf (as evidenced by an undertaking from ISS to provide a copy promptly upon request) the following documents:

     -    a copy of a proxy statement*;

     -    a record of each vote cast by Gateway on behalf of a Client;

     - a copy of any document that was material to making a decision how to vote proxies on behalf of a Client or that memorialized the basis of that decision. * Gateway may also rely on obtaining a copy from the EDGAR system

HOW TO OBTAIN VOTING INFORMATION

At any time, a Client may obtain this entire Proxy Voting Policies and Procedures and his or her voting record upon the Client's written or oral request to Gateway. The information in this paragraph will also be included in Gateway's Form ADV Part II.

PROXY VOTING GUIDELINES SUMMARY

See the attached Proxy Voting Guidelines Summary

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

- An auditor has a financial interest in or association with the company, and is therefore not independent

-    Fees for non-audit services are excessive, or

- There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse

     -    Implement or renew a dead-hand or modified dead-hand poison pill

     - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Failed to act on takeover offers where the majority of the shareholders tendered their shares

     - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     - Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

- The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

-    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

- Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

-    Majority of independent directors on board

-    All-independent key committees

-    Committee chairpersons nominated by the independent directors

-    CEO performance reviewed annually by a committee of outside directors

-    Established governance guidelines

-    Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

- Long-term financial performance of the target company relative to its industry; management's track record

-    Background to the proxy contest

-    Qualifications of director nominees (both slates)

- Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT


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Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

-    Purchase price

-    Fairness opinion

-    Financial and strategic benefits

-    How the deal was negotiated

-    Conflicts of interest

-    Other alternatives for the business

-    Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

-    Impact on the balance sheet/working capital

-    Potential elimination of diseconomies

-    Anticipated financial and operating benefits

-    Anticipated use of funds

-    Value received for the asset

-    Fairness opinion

-    How the deal was negotiated

-    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

-    Dilution to existing shareholders' position

-    Terms of the offer

-    Financial issues

-    Management's efforts to pursue other alternatives

-    Control issues

-    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

-    The reasons for the change

-    Any financial or tax benefits

-    Regulatory benefits

-    Increases in capital structure

-    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

- Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

-    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

- Prospects of the combined company, anticipated financial and operating benefits

-    Offer price

-    Fairness opinion

-    How the deal was negotiated

-    Changes in corporate governance

-    Change in the capital structure

-    Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

-    Tax and regulatory advantages

-    Planned use of the sale proceeds

-    Valuation of spinoff

-    Fairness opinion

-    Benefits to the parent company

-    Conflicts of interest

-    Managerial incentives

-    Corporate governance changes

-    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR


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

proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

- Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

-    Cash compensation, and

-    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors. Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

-    Historic trading patterns

-    Rationale for the repricing

-    Value-for-value exchange

-    Option vesting

-    Term of the option

-    Exercise price

-    Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

-    Purchase price is at least 85 percent of fair market value

-    Offering period is 27 months or less, and

-    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

-    Purchase price is less than 85 percent of fair market value, or

-    Offering period is greater than 27 months, or

-    VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BYCASE basis using a proprietary, quantitative model developed by ISS. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

-    Whether the proposal mandates that all awards be performance-based

- Whether the proposal extends beyond executive awards to those of lower-ranking employees

- Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

- The parachute should be less attractive than an ongoing employment opportunity with the firm

-    The triggering mechanism should be beyond the control of management

- The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

- The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

- The availability and feasibility of alternatives to animal testing to ensure product safety, and

-    The degree that competitors are using animal-free testing.

- Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

- The company has already published a set of animal welfare standards and monitors compliance

- The company's standards are comparable to or better than those of peer firms, and

- There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

-    Whether the proposal focuses on a specific drug and region

- Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

- The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

-    Whether the company already limits price increases of its products

- Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

-    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

-    The costs and feasibility of labeling and/or phasing out

- The nature of the company's business and the proportion of it affected by the proposal

- The proportion of company sales in markets requiring labeling or GMO-free products

-    The extent that peer companies label or have eliminated GMOs

- Competitive benefits, such as expected increases in consumer demand for the company's products

- The risks of misleading consumers without federally mandated, standardized labeling

-    Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology. Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

- The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

-    The extent that peer companies have eliminated GMOs

- The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

- Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

- The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

- Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

- Whether the company has adequately disclosed the financial risks of its subprime business

- Whether the company has been subject to violations of lending laws or serious lending controversies

-    Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke:

-    Whether the company complies with all local ordinances and regulations

- The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

-    The risk of any health-related liabilities.

Advertising to youth:

- Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

-    Whether the company has gone as far as peers in restricting advertising

- Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

- Whether restrictions on marketing to youth extend to foreign countries Cease production of tobacco-related products or avoid selling products to tobacco companies:

-    The percentage of the company's business affected

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-    The economic loss of eliminating the business versus any potential tobacco-related liabilities.

-    Spinoff tobacco-related businesses:

-    The percentage of the company's business affected

-    The feasibility of a spinoff

-    Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

-    Whether there are publicly available environmental impact reports;

- Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

-    The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

- The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

- The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

- Environmentally conscious practices of peer companies, including endorsement of CERES

-    Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

-    The company's level of disclosure lags that of its competitors, or

- The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

-    The nature of the company's business and the percentage affected

-    The extent that peer companies are recycling

-    The timetable prescribed by the proposal

-    The costs and methods of implementation

- Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

-    The nature of the company's business and the percentage affected

- The extent that peer companies are switching from fossil fuels to cleaner sources

-    The timetable and specific action prescribed by the proposal

-    The costs of implementation

-    The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

-    The relevance of the issue to be linked to pay

- The degree that social performance is already included in the company's pay structure and disclosed

-    The degree that social performance is used by peer companies in setting pay

- Violations or complaints filed against the company relating to the particular social performance measure

- Artificial limits sought by the proposal, such as freezing or capping executive pay

-    Independence of the compensation committee

-    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

- The company is in compliance with laws governing corporate political activities, and

- The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive. Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements. Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

- There are serious controversies surrounding the company's China operations, and

- The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

-    The nature and amount of company business in that country

-    The company's workplace code of conduct

-    Proprietary and confidential information involved

-    Company compliance with U.S. regulations on investing in the country

-    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

- The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

-    Agreements with foreign suppliers to meet certain workplace standards

-    Whether company and vendor facilities are monitored and how

-    Company participation in fair labor organizations

-    Type of business

-    Proportion of business conducted overseas

-    Countries of operation with known human rights abuses

- Whether the company has been recently involved in significant labor and human rights controversies or violations

-    Peer company standards and practices

-    Union presence in company's international factories

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-    Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

- The company does not operate in countries with significant human rights violations

-    The company has no recent human rights controversies or violations, or

- The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

-    Company compliance with or violations of the Fair Employment Act of 1989

- Company antidiscrimination policies that already exceed the legal requirements

-    The cost and feasibility of adopting all nine principles

- The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

-    The potential for charges of reverse discrimination

- The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

-    The level of the company's investment in Northern Ireland

-    The number of company employees in Northern Ireland

-    The degree that industry peers have adopted the MacBride Principles

- Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

-    Whether the company has in the past manufactured landmine components

-    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

-    What weapons classifications the proponent views as cluster bombs

- Whether the company currently or in the past has manufactured cluster bombs or their components

-    The percentage of revenue derived from cluster bomb manufacture

-    Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

-    The information is already publicly available or

-    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

- The board composition is reasonably inclusive in relation to companies of similar size and business or

- The board already reports on its nominating procedures and diversity initiatives.

- Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

-    The degree of board diversity

-    Comparison with peer companies

-    Established process for improving board diversity

-    Existence of independent nominating committee

-    Use of outside search firm

-    History of EEO violations.

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EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

-    The company has well-documented equal opportunity programs

- The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

-    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

-    The composition of senior management and the board is fairly inclusive

- The company has well-documented programs addressing diversity initiatives and leadership development

- The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

- The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

- Whether the company's EEO policy is already in compliance with federal, state and local laws

- Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

-    The industry norm for including sexual orientation in EEO statements

- Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

-    Board structure

-    Director independence and qualifications

-    Attendance at board and committee meetings.

Votes should be withheld from directors who:

- Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

- Ignore a shareholder proposal that is approved by a majority of shares outstanding

- Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

-    Are interested directors and sit on the audit or nominating committee, or

- Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

-    Past performance as a closed-end fund

-    Market in which the fund invests

-    Measures taken by the board to address the discount

-    Past shareholder activism, board activity

-    Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

-    Past performance relative to its peers

-    Market in which fund invests

-    Measures taken by the board to address the issues

-    Past shareholder activism, board activity, and votes on related proposals

-    Strategy of the incumbents versus the dissidents

-    Independence of directors

-    Experience and skills of director candidates

-    Governance profile of the company

-    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

-    Proposed and current fee schedules

-    Fund category/investment objective

-    Performance benchmarks

-    Share price performance compared to peers

-    Resulting fees relative to peers

-    Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

-    Stated specific financing purpose

-    Possible dilution for common shares

-    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

-    Potential competitiveness

-    Regulatory developments

-    Current and potential returns

-    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

-    The fund's target investments

-    The reasons given by the fund for the change

-    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

-    Political/economic changes in the target market

-    Consolidation in the target market

-    Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

-    Potential competitiveness

-    Current and potential returns

-    Risk of concentration

-    Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

-    Strategies employed to salvage the company

-    The fund's past performance

-    Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

-    The degree of change implied by the proposal

-    The efficiencies that could result

-    The state of incorporation

-    Regulatory standards and implications.

Vote AGAINST any of the following changes:

- Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

- Removal of shareholder approval requirement for amendments to the new declaration of trust

- Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

- Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

- Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

- Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

-    Regulations of both states

-    Required fundamental policies of both states

-    Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

-    Fees charged to comparably sized funds with similar objectives

-    The proposed distributor's reputation and past performance

-    The competitiveness of the fund in the industry

-    Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

-    Resulting fee structure

-    Performance of both funds

-    Continuity of management personnel

-    Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

-    Performance of the fund's NAV

-    The fund's history of shareholder relations

-    The performance of other funds under the advisor's management.

ING CLARION REAL ESTATE SECURITIES LP

PROXY VOTING POLICIES AND PROCEDURES (AS OF JULY 31, 2004)

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities ("Clarion") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

It will be the responsibility of the Compliance Officer to keep a record of each proxy received, forward the proxy to the appropriate analyst, and determine which accounts managed by Clarion hold the security to which the proxy relates. Additionally, the Compliance Officer will provide Clarion's proxy voting agent, Investor Responsibility Research Center ("IRRC"), with a list of accounts that hold the security, together with the number of votes each account controls, and will coordinate with IRRC and the analyst to ensure the vote decision is processed in a timely fashion. The Compliance Officer will monitor IRRC to assure that all proxies are being properly voted and appropriate records are being retained. IRRC retains a copy of each proxy statement that IRRC receives on Clarion's behalf, and these statements will be available to Clarion upon request. Additionally, Clarion will rely on IRRC to retain a copy of the votes cast, also available to Clarion upon request.

In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion. If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

The Compliance Officer will maintain files relating to Clarion's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and (3) a copy of each written client request for information on how Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

Clients may contact the Compliance Officer, Heather A. Trudel, via e-mail at heather.trudel@ingclarion.com, or telephone (610) 995-8907, to obtain a copy of these policies and procedures or to request information on such client's proxies. A written response will list, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon, and (3) how Clarion voted the client's proxy.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING GUIDELINES (DECEMBER 2004)

The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services ("ISS"); or 3) the recommendations of ISS under their Proxy Voter Services program.

Janus has retained the services of ISS (the "Proxy Voting Service"), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will attempt to call back the loan and vote the proxy if time permits.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

     1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.

     2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

               - attend less than 75% of the board and committee meetings without a valid excuse;

               - ignore shareholder proposals that are approved by a majority of the shares outstanding;

               - are non-independent directors and sit on the audit, compensation or nominating committees;

               - are non-independent directors and the board does not have an audit, compensation, or nominating committees; or

               - are audit committee members and the non-audit fees paid to the auditor are 'excessive' (as determined by the Proxy Voting Service).

     3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

     5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

     7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

     8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

     9. Janus will generally vote with management regarding proposals to declassify a board.

     10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

AUDITORS

     11. Janus will vote in favor of proposals asking for approval of auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

     12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

     13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

EQUITY BASED COMPENSATION PLANS

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by case basis.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. Janus will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will vote against the plan. For foreign issuers, Janus will oppose plans where dilution: i) is in excess of 5 percent for mature companies; and ii) in excess of 10% for growth companies (as determined by research received from the Proxy Voting Service).

In addition, Janus will generally oppose plans that:

     -    provide for repricing of underwater options;

     -    provide for automatic replenishment ("evergreen") or reload options;
          and/or

     - create an inconsistent relationship between long term share performance and compensation increases.

Other Compensation Related Proposals

     14. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans are priced no less than 15% below market value.

     15. Janus will generally vote in favor of proposals requiring the expensing of options.

     16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

     17. Janus will generally oppose proposals regarding the repricing of underwater options.

     18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

     19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

     20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

     21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

     22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

               - The parachute should be less attractive than an ongoing employment opportunity with the firm;

               - The triggering mechanism should be beyond the control of management; and

               - The amount should not exceed three times base salary plus guaranteed benefits.

     23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

               - requiring executive officers and directors to hold a minimum amount of stock in the company;

               - requiring stock acquired through exercised options to be held for a certain period of time; and

               -    using restricted stock grants instead of options.

OTHER CORPORATE MATTERS

     24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

     25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

     26. Janus will generally oppose proposals for different classes of stock with different voting rights.

     27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

     28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

     29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

     30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.

     31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

     32.  Janus will evaluate plans of reorganization, on a case-by-case basis.*

     33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

     34. Janus will generally vote in favor of proposals regarding changes in company name.

     35. Janus will evaluate proposals relating to the continuance of a company, on a case-by-case basis.*

     36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control, on a case-by-case basis.*

     37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

     38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

     39. Janus will generally vote in favor of proposals to adopt cumulative voting.

     40. Janus will generally vote in favor of proposals to require that voting be confidential.

     41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

     42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

     43. Janus will vote against proposals to approve "other business" when it appears as voting item.

     Shareholder Proposals

     Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

     44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

     45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

----------
* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

PROXY VOTING PROCEDURES (DECEMBER 2005)

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President


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of Investment Accounting, the Assistant Vice President of Compliance and a
Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING GROUP. The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

PROCEDURES FOR VOTING JANUS "FUNDS OF FUNDS". Janus advises certain portfolios or "funds of funds" that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus fund(s) in

----------
(1)  All references to portfolio managers include assistant portfolio managers.


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which it is invested. If an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also know as "echo-voting").

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

JENNISON ASSOCIATES, LLC

                           PROXY VOTING POLICY SUMMARY

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interest over the long term - that is, the common interest that all clients' share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and Compliance determines that a material conflict exists. In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to note vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

J. P. MORGAN INVESTMENT MANAGEMENT, INC.

As an investment adviser, JPMorgan may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMorgan and its affiliated


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

advisers have adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

JPMorgan is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. As a general rule, in routine proxies of a particular security, the guidelines of the region in which the issuer of such security is organized will be applied.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, JPMorgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by JPMorgan. The procedures permit an independent voting service; currently Institutional Shareholder Services, Inc. in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

A copy of the JPMFAM proxy voting procedures and guidelines are available upon request by contacting your client service representative.

MFS INVESTMENT MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

     Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

A. VOTING GUIDELINES

               1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

          MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

          MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

          As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular


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     shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

          From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

     These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B. ADMINISTRATIVE PROCEDURES

     1.   MFS PROXY REVIEW GROUP

          The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

          a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

          c. Considers special proxy issues as they may arise from time to time.

     2.   POTENTIAL CONFLICTS OF INTEREST

     The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

     In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

          a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

          b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

          c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

          d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

     The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

     3.   GATHERING PROXIES


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     Most proxies received by MFS and its clients originate at Automatic Data
Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

          MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

     4.   ANALYZING PROXIES

          Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

          As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

          As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

     5.   VOTING PROXIES

          In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM

          It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

          When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the


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     meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

          MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E. REPORTS

          At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

          Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

     Footnote

(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

MARSICO CAPITAL MANAGEMENT LLC

Summary of Proxy Voting Policy

It is the policy of Marsico Capital Management, LLC ("MCM") to vote all proxies over which it has voting authority in the best interests of MCM's clients, as summarized here.

Under MCM's investment discipline, one of the qualities MCM seeks in companies it invests in for client portfolios is good management. Because MCM generally has confidence that the management of the portfolio companies it invests in for clients seek to serve shareholders' best interests, we believe that voting proxies in our clients' best economic interest ordinarily means voting with these management's recommendations.

Although MCM ordinarily will vote proxies with management recommendations, MCM's analysts generally review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, MCM might decide to vote a proxy against a management recommendation. MCM may notify affected clients of such a decision if it is reasonably feasible to do so.

MCM generally will abstain from voting, or take no action on, proxies issued by companies that we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients, or as an alternative to voting with management. MCM will not notify clients of these routine abstentions or decisions not to take action.

In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any potential conflict by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it


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uses these routine procedures to resolve an apparent conflict. In rare cases,
MCM might use other procedures to resolve an apparent conflict, and give notice to clients if it is reasonably feasible to do so.

MCM need not vote or otherwise act upon proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider.

MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's proxy voting policy and information about the voting of a client's proxies are available to the client on request.

FUND ASSET MANAGEMENT, L.P.(DBA MERCURY ADVISORS), A DIVISION OF MERRILL LYNCH INVESTMENT MANAGERS

PROXY VOTING GUIDELINES

Fund Asset Management, L.P., Merrill Lynch Investment Managers, L.P. and QA Advisers, L.L.C. (collectively, "MLIM") are each registered investment advisers that serve as the investment manager for mutual funds, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belong to the clients, and certain clients of MLIM have retained the right to vote such proxies in general or in specific circumstances.

Other clients, however, have delegated to MLIM the right to vote proxies for securities held in their accounts as part of MLIM's authority to manage, acquire and dispose of account assets.

When MLIM votes proxies for such a client, it acts as the agent for the client and is subject to a fiduciary duty to vote proxies in a manner MLIM believes is consistent with the best interests of the client that owns the related security (Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients)), whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Securities Act of 1974 ("ERISA") (DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2). When voting proxies for client accounts (including mutual funds), MLIM's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, MLIM will seek to act in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative to MLIM's integrity and reputation that it considers the interests of its clients, and not the interests of Merrill Lynch, when voting proxies. In certain situations, a client may direct MLIM to vote in accordance with the client's proxy voting policies. In these situations, MLIM will seek to comply with such policies to the extent it would not be inconsistent with other MLIM legal responsibilities. Proxy voting decisions, like other investment matters, are covered by MLIM's "Policies and Procedures Concerning Communications Between Merrill Lynch Investment Managers Companies and Merrill Lynch Investment Banking, Trading and Research Areas" (MLIM's "Ethical Wall" policies). One of the principal purposes of the Ethical Wall is to prohibit communications intended to place unusual pressure on a portfolio manager or analyst at MLIM to favor the interests of Merrill Lynch's investment banking clients over the interests of MLIM's investment advisory clients. To that end, as described herein, all proxy voting decisions will be made under the supervision of MLIM's Proxy Voting Committee, which will include representatives of MLIM management and MLIM's Legal Advisory Department. No MLIM employee may discuss pending corporate governance issues relating to securities held by MLIM clients with other Merrill Lynch employees if such discussions would violate MLIM's Ethical Wall policies. Any communication relating to corporate governance matters that a MLIM employee reasonably believes could constitute a violation of such policies should immediately be reported to the Secretary of the Proxy Voting Committee and/or MLIM"s Director of Compliance or General Counsel. In light of such fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, MLIM has formed a Proxy Voting Committee (the "Committee") to address proxy voting issues on behalf of MLIM.

I.   SCOPE OF COMMITTEE RESPONSIBILITIES

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all MLIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted influences. The Committee shall also oversee the overall administration of proxy voting for MLIM accounts. To assist MLIM in voting proxies, the Committee has retained


                                      A-50

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Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM include in-depth research, voting recommendations, vote execution, and recordkeeping. The Committee shall establish MLIM's proxy voting policies, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. If invited to do so by the Proxy Voting Committee, Merrill Lynch personnel from investment banking, trading, retail brokerage and research areas ("Affiliate Personnel") may present their views to MLIM's Proxy Voting Committee on proxy voting issues on which they have expertise to the same extent as other outside parties invited to present to the Proxy Voting Committee. Affiliated Personnel, however, may not serve as members of the Proxy Voting Committee or be allowed to participate in its decision making (other than as presenters).

As it is anticipated that there will not be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting policies will be applied to specific proxy votes, in light of each company's unique structure, management, strategic options and probable economic consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its stated policies.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee will not adopt a voting policy. MLIM believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may adopt a common MLIM position on proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers). The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a MLIM client as issuer. Where a material issue is involved and the issuer is a client of MLIM, the Committee shall determine, in its discretion, whether, for the purposes of ensuring that an independent determination is reached, to retain sole discretion to cast a vote for MLIM clients. While it is expected that MLIM, as a fiduciary, will generally seek to vote proxies in a uniform manner for all clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, MLIM believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their clients, on how best to maximize economic value in respect of a particular investment. The Committee will be responsible for documenting the basis for (a) any determination to vote a particular proxy in a manner contrary to its stated policies, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Committee, as well as for ensuring the maintenance of records of each proxy vote. All determinations will be made, and all records maintained, in accordance with the proxy voting standards of ERISA (notwithstanding that ERISA may not apply to all client accounts). Except as may be required by such standards or other applicable legal requirements, or as otherwise set forth herein, the determinations and records of the Committee shall be treated as proprietary, nonpublic and confidential. The Committee may delegate the actual maintenance of such records to ISS or another outside service provider.

II.  COMMITTEE MEMBERSHIP

The Committee will be chaired by the Chief Investment Officer of MLIM, who will be assisted by MLIM's Head of Active Equity Management or another senior MLIM investment professional. The Committee shall consist of portfolio managers and investment analysts appointed by them who are representative of the Active Equity, Private Investors and Quantitative Advisers divisions of MLIM, and such other personnel with investment or other relevant experience, as the Chief Investment Officer deems appropriate. No MLIM employee whose responsibilities relate primarily to Marketing or Sales may serve as a member of the Committee. Two members of MLIM's Legal Advisory Department will be non-voting members of the Committee, one of whom shall serve as the Committee's Secretary and principal legal counsel and the other of whom shall serve as Assistant Secretary. The Committee's membership shall be limited to full-time employees of MLIM. No person with any investment banking, trading, retail brokerage or research responsibilities for MLIM's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such a person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with MLIM).

III. SPECIAL CIRCUMSTANCES


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SECURITIES ON LOAN. Many MLIM clients participate in securities lending programs, either through Merrill Lynch Global Securities Financing (MLIM's securities lending affiliate) or lending agents unaffiliated with MLIM (such as their custodian). Under most securities arrangements, securities on loan may not be voted by the lender (unless the loan is recalled) (See, e.g., BMA Master Securities Loan Agreement, 1993 version, paragraph 6). MLIM believes that, if a client has determined to participate in a securities lending program to seek enhanced returns, MLIM should cooperate with the client's determination that securities lending is beneficial to the account and not attempt to seek recalls for the purpose of voting routine proxies. Therefore, it is MLIM's policy that, in the event that MLIM manages an account for a client that employs a lending agent unaffiliated with MLIM, MLIM will generally not seek to vote proxies relating to securities on loan. When MLIM manages an account for a client that employs Merrill Lynch Global Securities Financing as its lending agent, MLIM will also generally not seek to vote proxies relating to securities on loan UNLESS the MLIM portfolio manager responsible for the account has determined that voting the proxy is in the client's best interest and has requested Merrill Lynch Global Securities Financing to recall the security in timely manner, in accordance with MLIM's internal loan procedures in effect from time to time.

VOTING PROXIES FOR FOREIGN COMPANIES. While the proxy voting process is well established in the United States, voting proxies of foreign companies frequently involves logistical issues which can affect MLIM's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), and (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, MLIM votes proxies of non-US companies only on a "best efforts" basis. In addition, the Committee may determine that it is generally in the best interests of MLIM clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including opportunity costs associated with shareblocking constraints) associated with exercising a vote outweighs the benefit the client will derive by voting on the company's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from MLIM portfolio managers) may override such determination with respect to a particular company's shareholder meeting if it believe the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case MLIM will seek to vote on a best-efforts basis.

MLIM AFFILIATES. Where a material issue is involved and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients.9

IV.  VOTING POLICIES

The Committee will analyze each proxy individually. The Committee has adopted the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that do not involve unusual circumstances. With respect to any proxy issue, however, the Committee may vote differently than a voting guideline if the Committee determines that doing so is in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A. BOARDS OF DIRECTORS

These proposals concern those issues submitted to shareholders related to the composition of the Board of Directors. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who: (i) have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or company business, (ii) voted to implement or renew a "dead-hand" poison pill, (iii) ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years, (iv) fail to act on takeover offers where the majority of the shareholders have tendered their shares, (v) are corporate insiders who serve of the Audit, Compensation or Nominating Committees or on a full Board that does not have such committees composed exclusively of independent Directors, or (vi) on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance.

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis.

A.3 FOR proposals to declassify.

A.4 AGAINST proposals to classify Boards of Directors.

A.5 AGAINST proposals supporting cumulative voting.

A.6 FOR proposals eliminating cumulative voting.

A.7 FOR proposals supporting confidential voting.

A.8 FOR proposals seeking election of supervisory board members.

A.9 AGAINST proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors.

A.10 AGAINST proposals for term limits for directors.

A.11 AGAINST proposals to establish a mandatory retirement age for directors.

A.12 AGAINST proposals requiring directors to own a minimum amount of company stock.

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors.

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees.

A.15 FOR proposals to require Audit, Compensation and/or Nominating Committees of a Board of Directors to consist exclusively of independent directors.

A.16 AGAINST proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer.

A.17 FOR proposals to elect account inspectors.

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size.

A.19 FOR proposals permitting shareholder ability to nominate directors directly.

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly.

A.21 FOR proposals permitting shareholder ability to remove directors directly.

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly.

B. AUDITORS

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

B.1 FOR approval of independent auditors, except for: (i) auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed not to be independent, (ii) auditors who have rendered an opinion to any company which is either not consistent with best accounting practices or not indicative of the company's financial situation, or
(iii) on a case-by-case basis, auditors who provide a significant amount of non-audit services to the company.

B.2 FOR proposal seeking authorization to fix the remuneration of auditors.

B.3 FOR approving internal statutory auditors.

C. COMPENSATION AND BENEFITS

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee opposes egregiously excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee's general policy is to vote:

C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2 FOR proposals to eliminate retirement benefits for outside directors.

C.3 AGAINST proposals to establish retirement benefits for outside directors.

C.4 FOR proposals approving the remuneration of directors or of supervisory board members.

C.5 AGAINST proposals to reprice stock options.

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend SPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8 AGAINST proposals seeking to pay outside directors only in stock.

C.9 AGAINST proposals seeking further disclosure of executive pay for United States companies.

D. CAPITAL STRUCTURE

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive. The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights.

D.2 FOR proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights.

D.3 FOR proposals approving share repurchase programs.

D.4 FOR proposals to split a company's stock.

D.5 FOR proposals to denominate or authorize denomination of securities or other obligations or assets in Euros.

E. CORPORATE CHARTER AND BY-LAWS

These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

The Committee's general policy is to vote:

E.1 AGAINST proposals seeking to adopt a poison pill.

E.2 FOR proposals seeking to redeem a poison pill.

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification.

E.4 FOR proposals to change the company's name.

F. CORPORATE MEETINGS

These are routine proposals relating to various requests regarding the formalities of corporate meetings. The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2 FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5 FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8 FOR proposals appointing inspectors of elections

F.9 FOR proposals electing a chair of the meeting

F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11 AGAINST proposals to require rotating sites for shareholder meetings

G. ENVIRONMENTAL AND SOCIAL ISSUES

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee's general policy is to vote:

G.1 AGAINST proposals seeking to have companies adopt international codes of conduct


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

G.2 AGAINST proposals seeking to have companies report on: (i) environmental liabilities; (ii) bank lending policies; (iii) corporate political contributions or activities; (iv) alcohol advertising and efforts to discourage drinking by minors; (v) costs and risk of doing business in any individual country; or (vi) involvement in nuclear defense systems

G.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

G.4 AGAINST proposals seeking implementation of the CERES principles

NOTICE TO CLIENTS

MLIM will make a record of any proxy vote it has made on behalf of a client available to such client upon request. MLIM will otherwise use its best efforts to treat proxy votes as confidential, except as may be necessary to effect such votes or as may be required by law. MLIM encourage clients with an interest in particular proxy voting issues to make their views known to MLIM, provided that, in the absence specific written direction from a client on how to vote that client's proxies, MLIM reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion. These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. MLIM will, however, provide a revised copy of these policies promptly following any amendment to any current client who expresses an interest in receiving updates.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy (except for the Morgan Stanley KLD Social Index Fund, which votes proxies pursuant to the Institutional Shareholder Services' Social Investment Research Proxy Voting Guidelines) pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy


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Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III. GUIDELINES

A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

i. General.

     1. Generally, routine management proposals will be supported. The following are examples of routine management proposals:

          -    Approval of financial statements, director and auditor reports.

          -    General updating/corrective amendments to the charter.

          - Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

     3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

     4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

     5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

     6. Proposals to require the company to expense stock options will be supported.


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

     7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

     8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

     9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

ii. Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

     1.   The following proposals generally will be supported:

          - Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

          - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

     2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

          (a) If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

          (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;

          (c) A direct conflict exists between the interests of the nominee and the public shareholders;

          (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

          (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

          (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

iii. Auditors

     1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied: i.e., non-audit fees should be less than 50% of the total fees paid to the auditor.

     2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.


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

     3.   Proposals to indemnify auditors will not be supported.

iv. Anti-Takeover Matters

     1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

     2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1.   The following proposals generally will be supported:

          - Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -    Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -    Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     2.   The following proposals generally will not be supported
          (notwithstanding management support).

          - Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -    Proposals to create "blank check" preferred stock.

          -    Proposals relating to changes in capitalization by 100% or more.

C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1.   The following proposals generally will be supported:

          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          - Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

     4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

D.OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

     2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E. ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

     i. CORPORATE TRANSACTIONS

          - Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, where there is no portfolio manager objection and where there is no material conflict of interest, generally will be supported and will not need to be reviewed by the Proxy Review Committee.

     ii. Compensation

          - Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

          - Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

     iii. Other

          -    Proposals for higher dividend payouts.

          - Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

          - Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

          - Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

          - Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

F. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

IV. ADMINISTRATION OF POLICY

A. PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

          (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM


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

               portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

     2. A material conflict of interest could exist in the following situations, among others:

          (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

          (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

          (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C. PROXY VOTING REPORTS

          (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

          (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

NEUBERGER BERMAN, LLC

NEUBERGER BERMAN MANAGEMENT INC.

PROXY VOTING POLICIES AND PROCEDURES

NON-SOCIALLY RESPONSIVE CLIENTS

I. INTRODUCTION AND GENERAL PRINCIPLES

A. Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

B. NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

D. In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E. In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

F. There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II. RESPONSIBILITY AND OVERSIGHT

A. NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

(1) developing, authorizing, implementing and updating NB's policies and procedures;

(2) overseeing the proxy voting process; and

(3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III. PROXY VOTING GUIDELINES

A. NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

B. Except as set forth in Section III, Paragraph D below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

C. There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

IV. PROXY VOTING PROCEDURES

A. NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B. At the recommendation of the Proxy Committee, NB has engaged ISS as its voting delegate to:

(1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

(2) vote and submit proxies in a timely manner;

(3) handle other administrative functions of proxy voting;

(4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5) maintain records of votes cast; and

(6) provide recommendations with respect to proxy voting matters in general.

C. Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

D. Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V. CONFLICTS OF INTEREST

A. NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.

B. As ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends., NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

C. In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee shall instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

D. In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee shall instruct ISS to vote in such manner with respect to such client or clients. In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

E. Material conflicts cannot be resolved by simply abstaining from voting.

VI. RECORDKEEPING

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1) a copy of these policies and procedures, which shall be made available to clients, upon request;


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(2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

(3) a record of each vote cast (which ISS maintains on NB's behalf);

(4) a copy of each questionnaire completed by any NB Investment Professional under Section V above;

(5) any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

(6) each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII. DISCLOSURE

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy.

OPPENHEIMERFUNDS, INC.

OppenheimerFunds, Inc. ("Oppenheimer"), has adopted Portfolio Proxy Voting Policies and Procedures under which Oppenheimer votes proxies relating to securities ("portfolio proxies") held by the fund. Oppenheimer's primary consideration in voting portfolio proxies is the financial interests of the fund and its shareholders. The fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the fund's Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Proxy Voting Guidelines include provisions to address conflicts of interest that may arise between the fund and the portfolio manager where a directly-controlled affiliate of the portfolio manager manages or administers the assets of a pension plan of a company soliciting the proxy. The fund's Portfolio Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below.

     - The fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.

     - In general, the fund opposes "anti-takeover" proposals and supports the elimination of anti-takeover proposals, absent unusual circumstances.

     - The fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

     -    The fund opposes proposals to classify the board of directors.

     -    The fund supports proposals to eliminate cumulative voting.

     -    The fund opposes re-pricing of stock options.

     - The fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The fund analyzes stock option plans, paying particular attention to their dilutive effect. While the fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES. Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into


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consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client;
(iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

SALOMON BROTHERS ASSET MANAGEMENT INC.

The following is a brief overview of the Proxy Voting Policies and Procedures (the "Policies") that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM's goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation
(i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they


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become aware to the attention of CAM's compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. ("Citigroup") sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason. Citi Marks include, but are not limited to, "Citigroup Asset Management," "Salomon Brothers Asset Management" and "CAM". All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

T. ROWE PRICE ASSOCIATES, INC.

                T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

PROXY ADMINISTRATION

The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our


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own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder


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rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics requires all employees to avoid placing themselves in a "compromising position" where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

                    ADMINISTRATION OF POLICIES AND PROCEDURES

PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or the counsel client's portfolio manager.

INVESTMENT SUPPORT GROUP. The Investment Support Group ("Investment Support Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

PROXY ADMINISTRATOR. The Investment Support Group will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

                  HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to
T. Rowe Price upon request.


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VOTE DETERMINATION ISS provides comprehensive summaries of proxy proposals
(including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

-    Corporate environmental practices;

-    Board diversity;

-    Employment practices and employment opportunity;

-    Military, nuclear power and related energy issues;

-    Tobacco, alcohol, infant formula and safety in advertising practices;

-    Economic conversion and diversification;

-    International labor practices and operating policies;

-    Genetically-modified foods;

-    Animal rights; and

-    Political contributions/activities and charitable contributions.

Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise,


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recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS. Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business


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or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution. Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted.

REPORTING AND RECORD RETENTION. Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                       PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

PROXY ADMINISTRATION. The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS. T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.


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T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the
T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

REPORTING. Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account's voting record, please contact your T. Rowe Price Client Relationship Manager.

TEMPLETON INVESTMENT COUNSEL, LLC

Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a


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decision, or take such other action in good faith (in consultation with counsel)
which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

TRANSAMERICA INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICY

                                  INTRODUCTION

Normally, clients for which Transamerica Investment Management, LLC ("TIM") has full discretionary investment authority expect TIM to vote proxies in accordance with TIM's Proxy Voting Policy (the "Policy"). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.

                               STATEMENT OF POLICY

It is the policy of TIM to vote proxies in the best interest of its clients at all times.


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TIM has proxy voting policy guidelines (the "Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Appendix A.

                                 PROXY COMMITTEE

In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the "Committee"), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.

The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance department, and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

It shall be the Committee's responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM's proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.

                         USE OF INDEPENDENT THIRD PARTY

TIM will maintain the services of a qualified independent third party (the "Independent Third Party") to provide guidance on proxy voting issues. The Independent Third Party selected by TIM is institutional Shareholder Services, Inc. TIM will consider the research provided by the Independent Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.

                  CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS

TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

                    PROVISION OF TIM PROXY POLICY TO CLIENTS

TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.

The following is a concise summary of TIM's proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.


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CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS


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Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote AGAINST proposals at companies with dual-Class Capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote AGAINST proposals by management seeking approval to reprice options.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

UBS GLOBAL ASSET MANAGEMENT AMERICAS INC.


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GLOBAL PROXY VOTING AND CORPORATE GOVERNANCE POLICY

PHILOSOPHY

     Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.

A. General Corporate Governance Benchmarks UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, "UBS Global AM") will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

PRINCIPLE 1: INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT

GUIDELINES:

          -    Board exercises judgment independently of management.

          -    Separate Chairman and Chief Executive.

          -    Board has access to senior management members.

          - Board is comprised of a significant number of independent outsiders.

          -    Outside directors meet independently.

          -    CEO performance standards are in place.

          -    CEO performance is reviewed annually by the full board.

          -    CEO succession plan is in place.

          -    Board involvement in ratifying major strategic initiatives.

          - Compensation, audit and nominating committees are led by a majority of outside directors.

PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP

GUIDELINES:

          - Board determines necessary board member skills, knowledge and experience.

          - Board conducts the screening and selection process for new directors.

          -    Shareholders should have the ability to nominate directors.

          - Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

          - Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.


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          -    Board meets regularly (at least four times annually).

PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL

GUIDELINES:

          - Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

          - Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.

          -    Employment contracts should not entrench management.

          - Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS

GUIDELINES:

          - Executive remuneration should be commensurate with responsibilities and performance.

          - Incentive schemes should align management with shareholder objectives.

          - Employment policies should encourage significant shareholding by management and board members.

          - Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.

          - Long-term incentives should be linked to transparent long-term performance criteria.

          - Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

PRINCIPLE 5: AUDITORS ARE INDEPENDENT

GUIDELINES:

          -    Auditors are approved by shareholders at the annual meeting.

          - Audit, consulting and other fees to the auditor are explicitly disclosed.

          - The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

          - Periodic (every 5 years) tender of the audit firm or audit partner.

B. PROXY VOTING GUIDELINES - MACRO RATIONALES Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

     1.   GENERAL GUIDELINES

                    a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.


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                    b.   If management's performance has been questionable we
                         may abstain or vote against specific proxy proposals.

                    c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

                    d. In general, we oppose proposals, which in our view, act to entrench management.

                    e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

                    f. We will vote in favor of shareholder resolutions for confidential voting.

     2.   BOARD OF DIRECTORS AND AUDITORS

                    a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

                    b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

                    c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

                    d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

                    e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

     3.   COMPENSATION

                    a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

                    b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

                    c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

                    d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.

                    e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.


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                    f.   Given the increased level of responsibility and
                         oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

     4.   GOVERNANCE PROVISIONS

                    a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

                    b. We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

                    c. Any substantial new share issuance should require prior shareholder approval.

                    d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

                    e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

                    f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

                    g. We will support proposals that enable shareholders to directly nominate directors.

     5.   CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

                    a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

                    b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

     6.   MERGERS, TENDER OFFERS AND PROXY CONTESTS

                    a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

     7.   SOCIAL, ENVIRONMENTAL, POLITICAL AND CULTURAL

                    a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

                    b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through


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                         engagement.

                    c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

     8.   ADMINISTRATIVE AND OPERATIONS

                    a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

                    b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

     9.   MISCELLANEOUS

                    a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.

                    b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

                    c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

                    d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular Proposal.

C.   PROXY VOTING DISCLOSURE GUIDELINES

     - UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, how they may obtain information about how we voted with respect to their securities. This disclosure may be made on Form ADV.

     - UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, these procedures and will furnish a copy of these procedures to any client upon request. This disclosure may be made on Form ADV.

     - Upon request or as required by law or regulation, UBS Global AM will disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.

     - Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance Principles. (See Proxy Voting Conflict Guidelines below.)

     - Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal and Compliance representative.

     - Any employee, officer or director of UBS Global AM receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.

     - Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

     - In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

     - We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

     - The Chairman of the Global Corporate Governance Committee and the applicable Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

     Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

D. PROXY VOTING CONFLICT GUIDELINES In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

     - Under no circumstances will general business, sales or marketing issues influence our proxy votes.

     - UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities ("Affiliates") have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately. [Note: Legal and Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

E.   SPECIAL DISCLOSURE GUIDELINES FOR REGISTERED INVESTMENT COMPANY CLIENTS

     1. REGISTRATION STATEMENT (OPEN-END AND CLOSED-END FUNDS) MANAGEMENT IS RESPONSIBLE FOR ENSURING THE FOLLOWING:

          - That these procedures, which are the procedures used by the investment adviser on the Funds' behalf, are described in the Statement of Additional Information (SAI). The procedures may be described in the SAI or attached as an exhibit to the registration statement.

          - That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand; and those of the Funds investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

          - That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and (ii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

     2. SHAREHOLDER ANNUAL AND SEMI-ANNUAL REPORT (OPEN-END AND CLOSED-END FUNDS) Management is responsible for ensuring the following:

          - That each Fund's shareholder report contain a statement that a description of these procedures is available (i) without charge, upon request, by calling a toll-free or collect telephone number;
               (ii) on the Fund's website, if applicable; and (iii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.

          - That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and (ii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

     3. FORM N-CSR (CLOSED-END FUND ANNUAL REPORTS ONLY) Management is responsible for ensuring the following:

          - That these procedures are described in Form N-CSR. In lieu of describing the procedures, a copy of these procedures may simply be included with the filing. However, the SEC's preference is that the procedures be included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.

          - That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

     4. FORM N-PX (OPEN-END AND CLOSED-END FUNDS) Management is responsible for ensuring the following:

          - That each Fund files its complete proxy voting record on Form N-PX for the 12 month period ended June 30 by no later than August 31 of each year.

          - Fund management is responsible for reporting to the Funds' Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds' Form N-PX.

     5. OVERSIGHT OF DISCLOSURE The Funds' Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds' Chief Compliance Officer shall recommend to each Fund's Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure the Funds' compliance with relevant federal securities laws.

                                   APPENDIX B

                               PORTFOLIO MANAGERS

TA IDEX ALLIANCEBERNSTEIN INTERNATIONAL VALUE

As of October 31, 2005, Henry S. D'Auria and Kevin F. Simms, the portfolio managers of the fund, also managed, as part of the Bernstein Global Value Investment Policy Group, 7 other registered funds with total assets of $829,851,460; 4 pooled accounts with assets of $250,751,510; and 86 unregistered accounts with assets of $12,879,491,069. They managed 2 accounts with performance based fees and assets of $1,058,418,124.

As of October 31, 2005, the portfolio managers Investment are subject to the oversight monitoring to ensure that all clients are treated equitably. The sub-adviser places the interests of its clients first and expect all of our employees to meet their fiduciary duties. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in the level of assets under management. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains. To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

As of October 31, 2005, each portfolio manager's compensation consisted of a fixed base salary, a discretionary incentive compensation in the form of an annual cash bonus, a discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards") and contributions under Alliance's Profit Sharing/401(k) Plan. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. The portfolio managers' fixed base salaries generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year, and hence, is not particularly sensitive to performance. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria. Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities The contributions to Alliance's Profit Sharing/401(k) Plan are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

As of October 31, 2005, neither of the portfolio managers beneficially owned any equity securities in the fund.

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE

As of October 31, 2005, Brendan Healy, Mark Mallon and Charles A. Ritter, portfolio managers of the fund, also managed 10 other registered investment companies with total assets of approximately $6.45 billion and three other accounts with total assets of approximately $212.14 million. None of these has an advisory fee based on the performance of the account.

As of October 31, 2005, American Century, the sub-adviser for the funds, believed that certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts. Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolio." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

As of October 31, 2005, the portfolio managers' compensation included a base salary, a bonus, restricted stock plans and deferred compensation plans. The portfolio managers' compensation is not directly tied to the value of assets held in client portfolios. The base salary is in the form of a fixed annual salary. The annual bonus determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that it is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility. With regard to tracking portfolios, investment performances may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for TA IDEX American Century International. The starting point for the custom peer group of its policy portfolio is the Lipper International funds, excluding Value, and its market benchmark for compensation purposes is the MSCI EAFE index. A second factor in the bonus calculation refers to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios. A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products. Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investments performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years). Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

As of October 31, 2005, none of the portfolio managers beneficially owned any equity securities in the funds.

TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO, TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO, TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO, TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO AND TA IDEX MULTI-MANAGER INTERNATIONAL FUND

As of August 17, 2006, Jon Hale became co-portfolio manager of the funds. Mr. Hale is also a co-portfolio manager of 5 funds under AEGON/Transamerica Series Trust, an affiliate of Transamerica IDEX. In addition, as a member of Morningstar Associates' portfolio construction team, Mr. Hale may participate in matters affecting the methodology used to support Morningstar Associates' managed account line of business (see below for more information about this line of business). None of these accounts has an advisory fee based on the performance of the account.

As of August 17, 2006, Maciej Kowara became co-portfolio manager of the funds. Mr. Kowara is also a co-portfolio manager of 5 funds under AEGON/Transamerica Series Trust, an affiliate of Transamerica IDEX. In addition, as a member of Morningstar Associates' portfolio construction team, Mr. Kowara may participate in matters affecting the methodology used to support Morningstar Associates' managed account line of business (see below for more information about this line of business). None of these accounts has an advisory fee based on the performance of the account.

As of August 17, 2006, Jeff McConnell became co-portfolio manager of the funds. Mr. McConnell is also a co-portfolio manager of 5 funds under AEGON/Transamerica Series Trust, an affiliate of Transamerica IDEX. In addition, as a member of Morningstar Associates' portfolio construction team, Mr. McConnell may participate in matters affecting the methodology used to support Morningstar Associates' managed account line of business (see below for more information about this line of business). None of these accounts has an advisory fee based on the performance of the account.

As of August 17, 2006, Michael Stout became co-portfolio manager of the funds. Mr. Stout is also a co-portfolio manager of 5 funds under AEGON/Transamerica Series Trust, an affiliate of Transamerica IDEX. In addition, as a member of Morningstar Associates' portfolio construction team, Mr. Stout may participate in matters affecting the methodology used to support Morningstar Associates' managed account line of business (see below for more information about this line of business). None of these accounts has an advisory fee based on the performance of the account.

As of August 17, 2006, Morningstar Associates, the Portfolio Construction Manager of the funds, had discretionary management authority over 31,708 individual retirement accounts, through its managed account service, which is made available through retirement plan providers and sponsors. In those circumstances in which any of the above funds are included in a retirement plan, Morningstar Associates' managed account service will exclude those funds from its universe of possible investment recommendations to the individual. This exclusion is intended to prevent a prohibited transaction under ERISA.

All of the above mentioned co-portfolio managers' compensation includes salary, annual bonus, and restricted stock grants. The salary is set as a fixed amount and is determined by the president of Morningstar. The co-portfolio managers' annual bonus is paid from a bonus pool which is a function of the earnings of the Investment Consulting business unit of Morningstar, and the distribution of that pool is at the discretion of the president of Morningstar, who may or may not account for the performance of the funds in allocating that pool. The fee for consulting on the funds accounts for a substantial portion of the revenue and earnings of the Investment Consulting business unit of Morningstar, and because that fee is based on the assets under management in the funds, there is an indirect relationship between the assets under management in the funds and the bonus payout to the portfolio manager. The restricted stock grants are made to the co-portfolio managers from a pool that is distributed at the discretion of the president of Morningstar. The restricted stock grants are based on the stock of the parent company, Morningstar, Inc., and vest in equal parts over a four-year period.

As of August 17, 2006, neither Mr. Hale, Mr. Kowara, Mr. McConnell nor Mr. Stout beneficially owned shares of any equity securities in the funds.

TA IDEX BJURMAN, BARRY MICRO EMERGING GROWTH

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

As of June 30, 2006, O. Thomas Barry, III, portfolio manager of the fund, also managed 6 registered investment accounts with assets of approximately $873.22 million, 0 pooled accounts with assets of approximately $0, and 21 other accounts with assets of approximately $270.87 million. None of these have an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

In managing other funds, certain conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. The sub-adviser has adopted policies and procedures that seek to minimize the effects of these conflicts.

Generally, funds in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings, industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. In addition, the sub-adviser has adopted policies and procedures that seek to treat all clients fairly and equitably and minimize the effects of any conflicts of interest.

COMPENSATION

The Adviser compensates its investment professionals with salaries, year-end profit sharing, bonuses, account retention commissions, and performance bonuses based upon account performance. Salaries are competitive with industry standards and are generally set annually. Bonuses are discretionary and are based on a number of subjective factors such as term of employment, level of demonstrated effort and attitude. Account retention commissions paid to an account manager are a specific percentage of the account fees paid to the Adviser with respect to accounts managed by that manager. Performance bonuses paid to an account manager are a percentage of the account fees paid to the Adviser with respect to accounts managed by that manager when that account's pre-tax annual returns are in the top quartile of the returns achieved by other managers in the advisory industry having the same investment objective.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

As of June 30, 2006, the portfolio manager did not beneficially own any equity securities in the Fund.

TA IDEX CLARION GLOBAL REAL ESTATE SECURITIES

As of October 31, 2005, T. Ritson Ferguson, a portfolio manager of the fund, also managed four other registered investment companies with total assets of approximately $3.527 billion, two other pooled investment vehicles with total assets of approximately $168.6 million and 38 other accounts with total assets of approximately $2.58 billion. None of these has an advisory fee based on the performance of the account. As of October 31, 2005, T. Ritson Ferguson, Joseph P, Smith and Steven D. Burton, portfolio managers of the fund, also managed as a team four other registered investment companies with total assets of approximately $3.527 billion, two other pooled investment vehicles with total assets of approximately $168.6 million and 38 other accounts with total assets of approximately $2.58 billion. None of these has an advisory fee based on the performance of the account.

As of October 31, 2005, there were no material conflicts of interest, and any conflicts of interest that may arise are mitigated by the following allocation procedures. The Investment Policy Committee (IPC) reviews all client accounts and determines the desired holdings and percentage of a specific security in those client accounts. These allocation models are entered into the sub-adviser's "Moxy" system, which automates the allocation of all purchases and sales according to the established targets. A pre-allocation is entered initially into Moxy. Each portfolio receives its proportionate share of the amount executed, whether in its entirety or a partial execution. Allocations are done on a total portfolio market value so no account receives a disproportionate amount over another. Each advisory client account is treated equally. No one is favored. A security matrix report is generated a week before month end to compare the percentage of each holding in relation to the other accounts in that model. Any large deviations are connected before month end. Likewise, allocations of initial public offerings are allocated pro-rata to eligible accounts.

As of October 31, 2005, the portfolio managers did not beneficially own equity securities in the fund.

TA IDEX EVERGREEN HEALTH CARE

As of September 28, 2006, Walter T. McCormick, portfolio manager of the fund, also managed 4 registered investment company accounts with a combined value of $2,674,365, 3 pooled accounts and 1 other account with assets of approximately $811,177. None of these accounts has an advisory fee based on the performance of the account.

The portfolio managers for TA IDEX Evergreen Health Care and TA IDEX Evergreen International Small Cap may experience certain conflicts of interest in managing the Portfolios' investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, a Portfolio may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. Evergreen Investment Management Company, LLC ("Evergreen") has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. Evergreen's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple funds and other accounts may give rise to potential conflicts of interest, particularly if the funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Portfolio, which may constitute a conflict with the interest of the Portfolio. Evergreen seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

Evergreen does not receive a performance fee for its management of the Portfolios, but it does receive a performance fee with respect to its management of Evergreen Large Cap Equity Fund. Evergreen and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolios
- for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of Evergreen, however, require that portfolio managers treat all accounts they manage equitably and fairly.

Evergreen has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in Evergreen's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. Evergreen has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Portfolios. One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. Evergreen's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's activities outside Evergreen by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of Evergreen.

COMPENSATION

For Evergreen, portfolio managers' compensation consists primarily of a base salary and an annual bonus. Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund's weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2004, the investment performance component of each portfolio manager's bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2005.

The investment performance component of the bonus of the portfolio manager for TA IDEX Evergreen Health Care is determined based on comparisons to Lipper Health/BioTech, Lipper Emerging Markets, Lipper International MultiCap Core, Lipper International Small Cap, Lipper Global Small Cap Growth, Lipper Gold Oriented Funds, and Callan Institutional International Equity composites.

The investment performance component of the bonus of the portfolio manager for TA IDEX Evergreen International Small Cap is determined based on comparisons to Lipper International Small Cap Growth, Lipper Global Small/Midcap Growth, Lipper International MultiCap Core, Lipper Emerging Markets, Lipper Health Care, Lipper Gold Oriented, and Callan International Equity composites.

Evergreen portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, Evergreen's publicly traded parent company, based on their performance and/or positions held. Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

     -    medical, dental, vision and prescription benefits,

     -    life, disability and long-term care insurance,

     - before-tax spending accounts relating to dependent care, health care, transportation and parking, and

     - various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to Evergreen employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

TA IDEX EVERGREEN INTERNATIONAL SMALL CAP

As of October 31, 2005, Francis Claro, portfolio manager of the fund, also managed three other registered investment companies with total assets of approximately $470.42 million. None of these had an advisory fee based on the performance of the accounts.

As of October 31, 2005, Liu-Er Chen, portfolio manager of the fund, also managed three other registered investment companies with total assets of approximately $803.02 million. None of these had an advisory fee based on the performance of the accounts.

The portfolio managers for TA IDEX Evergreen Health Care and TA IDEX Evergreen International Small Cap may experience certain conflicts of interest in managing the Portfolios' investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, a Portfolio may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. Evergreen Investment Management Company, LLC ("Evergreen") has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. Evergreen's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple funds and other accounts may give rise to potential conflicts of interest, particularly if the funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Portfolio, which may constitute a conflict with the interest of the Portfolio. Evergreen seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

Evergreen does not receive a performance fee for its management of the Portfolios, but it does receive a performance fee with respect to its management of Evergreen Large Cap Equity Fund. Evergreen and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolios
- for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of Evergreen, however, require that portfolio managers treat all accounts they manage equitably and fairly.

Evergreen has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in Evergreen's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. Evergreen has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Portfolios. One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. Evergreen's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's activities outside Evergreen by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of Evergreen.

COMPENSATION

For Evergreen, portfolio managers' compensation consists primarily of a base salary and an annual bonus. Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund's weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2004, the investment performance component of each portfolio manager's bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2005.

The investment performance component of the bonus of the portfolio manager for TA IDEX Evergreen Health Care is determined based on comparisons to Lipper Health/BioTech, Lipper Emerging Markets, Lipper International MultiCap Core, Lipper International Small Cap, Lipper Global Small Cap Growth, Lipper Gold Oriented Funds, and Callan Institutional International Equity composites.

The investment performance component of the bonus of the portfolio manager for TA IDEX Evergreen International Small Cap is determined based on comparisons to Lipper International Small Cap Growth, Lipper Global Small/Midcap Growth, Lipper International MultiCap Core, Lipper Emerging Markets, Lipper Health Care, Lipper Gold Oriented, and Callan International Equity composites.

Evergreen portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, Evergreen's publicly traded parent company, based on their performance and/or positions held. Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

     -    medical, dental, vision and prescription benefits,

     -    life, disability and long-term care insurance,

     - before-tax spending accounts relating to dependent care, health care, transportation and parking, and

     - various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to Evergreen employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

As of October 31, 2005, the portfolio manager did not beneficially own any equity securities in the fund.

TA IDEX FEDERATED MARKET OPPORTUNITY

As of October 31, 2005, Steven J. Lehman, portfolio manager of the fund, also managed two other registered investment companies with total assets of approximately $3.113 billion. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, as a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from fund portfolio trades ("soft dollars"). The sub-adviser has adopted policies and procedures and has structured the portfolio manager's compensation in a manner reasonably designed to safeguard the fund from being negatively affected as a result of any such potential conflicts.

As of October 31, 2005, portfolio manager is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment. Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. a designated benchmark, and on a rolling 3 and 5 calendar year pre-tax total return basis vs. a designated peer group of comparable funds (e.g., funds in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years; funds with less than one year of performance history under the portfolio manager may be excluded. As noted above, portfolio manager is also the portfolio manager for other accounts in addition to the fund. Such other accounts may have different benchmarks. Mr. Lehman's Investment Product Performance score is calculated based on the performance of certain other accounts that he manages; included accounts are equally weighted. Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers. Client Satisfaction and Service is assessed by Federated's senior management considering the quality, amount, and effectiveness of client support activities, with input from sales management. Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.

As of October, 31, 2005, the portfolio manager did not beneficially own any equity securities in the fund.

TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)

As of June 30, 2006, Kirk J. Kim, interim co-portfolio manager of the fund, also managed 4 registered investment company accounts with a combined value of $2.4 billion, 0 pooled investment accounts and 4 other accounts with a combined value of $1.2 billion. None of these accounts has an advisory fee based on the performance of the account.

As of June 30, 2006, Gary U. Rolle, interim co-portfolio manager of the fund, also managed 9 registered investment company accounts with a combined value of $3.5 billion, 0 pooled investment accounts and 23 other accounts with a combined value of $2.5 billion. None of these accounts has an advisory fee based on the performance of the account.

As of June 30, 2006, Joshua D. Shaskan, interim co-portfolio manager of the fund, also managed 1 registered investment company accounts with a combined value of $21.7 billion, 0 pooled investment accounts and 31 other accounts with a combined value of $620.7 million. None of these accounts has an advisory fee based on the performance of the account.

As of June 30, 2006, Jeffrey J. Hoo, interim co-portfolio manager of the fund, managed 0 registered investment company accounts, 0 pooled investment accounts and 5 other accounts with a combined value of $45.7 million. None of these accounts has an advisory fee based on the performance of the account.

As of June 30, 2006, Transamerica Investment Management, LLC ("TIM") did not foresee any conflict of interest in the management of the fund.

As of June 30, 2006, the portfolio managers' compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. The portfolio manager's performance-based bonus equals as much as 300% of his base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining the portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas he or she generates. A third component of the portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

As of June 30, 2006, none of the portfolio managers beneficially owned shares of equity securities in the fund.

TA IDEX GREAT COMPANIES - AMERICA(SM)

As of June 30, 2006, Gary U. Rolle, interim portfolio manager of the fund, also managed 9 registered investment company accounts with a combined value of $3.5 billion, 0 pooled investment accounts and 23 other accounts with a combined value of $2.5 billion. None of these accounts has an advisory fee based on the performance of the account.

As of June 30, 2006, Transamerica Investment Management, LLC ("TIM") did not foresee any conflict of interest in the management of the fund.

As of June 30, 2006, the portfolio manager's compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. The portfolio manager's performance-based bonus equals as much as 300% of his base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining the portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas he or she generates. A third component of the portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

As of June 30, 2006, the portfolio manager did not beneficially own any shares of equity securities in the fund.

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL

As of June 30, 2006, Gary U. Rolle, interim portfolio manager of the fund, also managed 9 registered investment company accounts with a combined value of $3.5 billion, 0 pooled investment accounts and 23 other accounts with a combined value of $2.5 billion. None of these accounts has an advisory fee based on the performance of the account.

As of June 30, 2006, Transamerica Investment Management, LLC ("TIM") did not foresee any conflict of interest in the management of the fund.

As of June 30, 2006, the portfolio manager's compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. The portfolio manager's performance-based bonus equals as much as 300% of his base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining the portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas he or she generates. A third component of the portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

As of June 30, 2006, the portfolio manager did not beneficially own any shares of equity securities in the fund.

As of October 31, 2005, Tina Hellmer, the portfolio manager of the fund also managed 10 other registered investment companies with total assets of approximately $1218.8 million, 21 other pooled investment vehicles with total assets of approximately $3505.8 million, and 19 other accounts with total assets of approximately $6280.3 million

As of October 31, 2005, Tony Docal, the portfolio manager of the fund also managed 9 other registered investment companies with total assets of approximately $8000.4 million, 36 other pooled investment vehicles with total assets of approximately $6252.7 million, and 23 other accounts with total assets of approximately $3591.4 million

As of October 31, 2005, Gary Motyl, the portfolio manager of the fund also managed 28 other registered investment companies with total assets of approximately $8766.4 million, 28 other pooled investment vehicles with total assets of approximately $4870.0 million, and 18 other accounts with total assets of approximately $4400.2 million.

CONFLICTS OF INTEREST

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Templeton Investment Counsel, LLC seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     BASE SALARY Each portfolio manager is paid a base salary.

     ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

     - Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     - Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

     - Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

     - Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of Templeton Investment Counsel, LLC.

TA IDEX JANUS GROWTH

As of October 31, 2005, Ed Keely, the portfolio manager of the fund, managed two other registered investment companies with total assets of approximately $2.72 billion and seven other accounts with total assets of approximately $479 million. None of these accounts has an advisory fee based on the performance of the account.

As of October 31, 2005, the portfolio manager may have managed other accounts with investment strategies similar to the fund. Fees may have varied among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the fund. A conflict may also exist if the portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by the portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

The following describes the structure and method of calculating, the portfolio manager's compensation as of December 31, 2005. The portfolio manager is compensated by Janus Capital for managing the fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group. The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group. The portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program. The fund's Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

As of October 31, 2005, the portfolio manager beneficially owned 90,886.596 shares of the fund.

TA IDEX JENNISON GROWTH

As of October 31, 2005, Michael Del Balso, a portfolio manager of the fund, also managed 16 other registered investment companies with total assets of approximately $10.7 billion, five other pooled investment vehicles with total assets of approximately $1.5 billion, and 17 other accounts with total assets of approximately $1.37 billion. None of these had an advisory fee based on the performance of the accounts. As of October 31, 2005, Spiros Segalas, another portfolio manager of TA IDEX Jennison Growth, also managed 16 other registered investment companies with total assets of approximately $19.4 billion, two other pooled investment vehicles with total assets of approximately $290 million, and nine other accounts with total assets of approximately $2.77 billion. None of these had an advisory fee based on the performance of the accounts. As of October 31, 2005, Blair A. Boyer, another portfolio manager of TA IDEX Jennison Growth, also managed four other registered investment companies with total assets of approximately $4.3 billion, four other pooled investment vehicles with total assets of approximately $395 million, and 19 other accounts with total assets of approximately $2.06 billion. None of these had an advisory fee based on the performance of the accounts. In managing other portfolios (including affiliated accounts) certain potential conflicts of interest may arise.

As of October 31, 2005, potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts. Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings, industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows. In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

As of October 31, 2005, the portfolio managers' compensation consisted of a base salary and a discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. The portfolio managers' total compensation is determined through a substantive process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The following factors will be reviewed for all of the fund portfolio managers: one and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible; historical and long-term business potential of the product strategies; qualitative factors such as teamwork and responsiveness; and other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

As of October 31, 2005, the portfolio managers did not beneficially own any equity securities in the fund.

TA IDEX JPMORGAN INTERNATIONAL BOND

As of October 31, 2005, Julian Le Beron, portfolio manager of the fund, manages two other registered investment companies with total assets of approximately $1.2 billion, seven other pooled investment vehicles with total assets of approximately $1.7 billion and six other accounts with total assets of approximately $685 million. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, the potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing the sub-adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. The sub-adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the sub-adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the sub-adviser could be viewed as having a conflict of interest to the extent that the sub-adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the sub-adviser's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the sub-adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The sub-adviser may be perceived as causing accounts it manages to participate in an offering to increase the sub-adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the sub-adviser manages accounts that engage in short sales of securities of the type in which the fund invests, the sub-adviser could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The sub-adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the sub-adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the sub-adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order. Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the sub-adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the sub-adviser so that fair and equitable allocation will occur over time.

As of October 31, 2005, the portfolio manager's total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the sub-adviser's business as a whole. Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term. Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

As of October 31, 2005, the portfolio manager did not beneficially own any equity securities in the fund.

TA IDEX J.P. MORGAN MID-CAP VALUE

As of October 31, 2005, Jonathan K.L. Simon, portfolio manager of the fund, managed 13 other registered investment companies with total assets of approximately $10.64 billion, 2 other pooled investment vehicles with total assets of approximately $2.58 billion and 27other accounts with total assets of approximately $3.26 billion. Lawrence Playford, also a portfolio manager of the fund, managed 7other registered investment companies with total assets of approximately $9.07billion, 0 other pooled investment vehicles with total assets of approximately $0 billion and 27other accounts with total assets of approximately $ 3.40 billion. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, the potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing the sub-adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. The sub-adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the sub-adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the sub-adviser could be viewed as having a conflict of interest to the extent that the sub-adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the sub-adviser's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the sub-adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The sub-adviser may be perceived as causing accounts it manages to participate in an offering to increase the sub-adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the sub-adviser manages accounts that engage in short sales of securities of the type in which the fund invests, the sub-adviser could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The sub-adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the sub-adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the sub-adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order. Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the sub-adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the sub-adviser so that fair and equitable allocation will occur over time.

As of October 31, 2005, the portfolio manager's total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the sub-adviser's business as a whole. Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term. Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

As of October 31, 2005, the portfolio manager did not beneficially own any equity securities in the fund.

TA IDEX MFS INTERNATIONAL EQUITY

As of May 31, 2006, David R. Mannheim, a portfolio manager of the fund, managed 13 registered investment companies with total assets of approximately $8.5 billion, five other pooled investment vehicles with total assets of approximately $1.7 billion and 93 other accounts with total assets of approximately $19 billion. Mr. Mannheim managed seven "other accounts" with total assets of approximately $1.2 billion, with respect to which the investment advisory fee is based on the performance of the account.

As of May 31, 2006, Marcus L. Smith, a portfolio manager of the fund, managed eight registered investment companies with total assets of approximately $7.2 billion, no other pooled investment vehicles, and 28 other accounts with total assets of approximately $5.7 billion. Mr. Smith managed "other account" with total assets of approximately $25 million, with respect to which the investment advisory fee is based on the performance of the account.

Performance fees for any particular account are paid to MFS, not the portfolio managers, and the portfolio managers' compensation is not determined by reference to the level of performance fees received by MFS.

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the fund's portfolio as well as for accounts with similar investment objectives of MFS or subsidiary of MFS. Securities transactions for the fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the funds are concerned. In most cases, however, MFS believes that the fund's ability to participate in volume transactions will produce better executions for the fund.

MFS does not receive a performance fee for its management of the fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the fund - for instance, those that pay a higher advisory fee and/or have a performance fee.

As of May 31, 2006, the MFS portfolio managers' total cash compensation is a combination of base salary and performance bonus:

- Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

- Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

- The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

- The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

As of May 31, 2006, neither of the portfolio managers beneficially owned any equity securities in the fund.

TA IDEX MARSICO GROWTH

TA IDEX MARSICO INTERNATIONAL GROWTH

As of October 31, 2005, Tom Marsico, portfolio manager of the funds, also managed approximately 29 registered accounts with assets of over $21.8 billion other funds, approximately 11 pooled accounts with assets of over $1 billion and approximately 167 other accounts with assets of over $17 billion. None of these had an advisory fee based on the performance of the accounts.

As of October 31, 2005, Jim Gendelman, portfolio manager of TA IDEX Marsico International Growth, also managed approximately 14 other registered investment companies with total assets of $4,110,913,000, 0 accounts for other pooled investment vehicles with total assets of $0, and 2 other accounts with total assets of $143,777,000, managed other funds. None of these had an advisory fee based on the performance of the accounts.

As of October 31, 2005, the portfolio managers typically managed multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the fund, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline. Potential conflicts of interest may also arise when allocating and/or aggregating trades. The fund's sub-adviser often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under the sub-adviser's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is the sub-adviser's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, the sub-adviser has adopted policies and procedures for allocating such transactions across multiple accounts. The sub-adviser's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. The sub-adviser's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies. As discussed above, the sub-adviser has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, the sub-adviser monitors a variety of areas, including compliance with primary fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

As of October 31, 2005, the portfolio managers are generally subject to the compensation structure applicable to all the sub-adviser's employees. As such, the portfolio managers' compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) the sub-adviser's overall profitability for the period, and
(2) individual achievement and contribution. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from the sub-adviser. Although the sub-adviser may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, the sub-adviser seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within the sub-adviser's Investment Team, contributions to the sub-adviser's overall investment performance, discrete securities analysis, and other factors. In addition to his salary and bonus, Mr. Marsico may participate in other sub-adviser benefits to the same extent and on the same basis as other employees of the sub-adviser.

As of October 31, 2005, neither of the portfolio managers beneficially owned equity securities in the fund.

TA IDEX MERCURY GLOBAL ALLOCATION

As of October 31, 2005, Dennis W. Stattman and Dan Chamby, portfolio managers of the fund, also managed three other registered investment companies with total assets of approximately $16.05 billion (none of which had an advisory fee based on the performance of the account) and two other pooled investment vehicles with total assets of approximately $3.51 billion (one of which with total assets of approximately $213 million had an advisory fee based on the performance of the account).

As of October 31, 2005, certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. The sub-adviser has adopted policies and procedures that are designed to minimize the effects of these conflicts.

As of October 31, 2005, the elements of total compensation for the portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. Portfolio manager compensation levels fluctuate - both up and down - with the relative investment performance of the portfolios that they manage. The portfolio managers' fixed base salaries represent a relatively small portion of their total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program. The sub-adviser believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation with a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio managers' incentive compensation is based on a formulaic compensation program which includes investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on products that they manage. With respect to the competitive universe for the fund, the sub-adviser intends to review the fund's performance in comparison to the various Lipper global equity fund classifications. A smaller discretionary element of planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. The sub-adviser also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by the sub-adviser's management. Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers. A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch & Co., Inc. (herein, the "Company") stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company's shareholders and encourages a balance between short-term goals and long-term strategic objectives. The sub-adviser strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity. Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of the sub-adviser's funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of the sub-adviser's products and promotes continuity of successful portfolio management teams. Portfolio managers are also eligible to participate in broad-based plans generally to Company employees, including broad-based retirement, 401(k), health, and other management teams.

As of October 31, 2005, neither portfolio manager beneficially owned any equity securities in the fund.

TA IDEX MERCURY LARGE CAP VALUE

As of October 31, 2005, Robert Doll, portfolio manager of the fund, also managed 17 other registered investment companies with total assets of approximately $8 billion (none of which had an advisory fee based on the performance of the account), 6 other pooled investment vehicles with total assets of approximately $3.6 billion, and 4 separate accounts with assets of over $770 million.

PORTFOLIO MANAGER COMPENSATION OVERVIEW

The portfolio manager compensation program of Merrill Lynch Investment Managers and its affiliates (collectively, herein "MLIM") is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a completive pay opportunity for competitive performance.

Compensation Program

The elements of total compensation for MLIM portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate - both up and down - with the relative investment performance of the portfolios that they manage.

Base Salary

Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable compensation elements of the compensation program.

Performance-Based Compensation

MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplines framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

MLIM's formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3-, and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. For these purposes, the investment performance of the Growth Fund is compared to the Lipper Multi-Cap Growth classification and the performance of the Value Fund is compared to the Lipper Multi-Cap Value classification and the performance of the Core Fund is compared to the Lipper Multi-Cap Core. Portfolio managers are compensated based on products they manage. Due to Mr. Doll's unique position (as Portfolio Manager, President and Chief Investment Officer of MLIM, and Senior Vice President of Merrill Lynch & Co.), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) is included in consideration of his incentive compensation but, given his multiple roles and the balance of the components of pay, the performance of his fund(s) is not the primary driver of his compensation. In addition, a portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

Cash Bonus

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Stock Bonus

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of Merrill Lynch & Co., Inc (the "Company"). Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manger's financial interests with those of the Company's shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers, therefore, have a direct incentive to protect the Company's reputation for integrity.

Other Compensation Programs

Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

TA IDEX NEUBERGER BERMAN INTERNATIONAL

As of October 31, 2005, Benjamin Segal, portfolio manager of the fund, also managed three other registered investment companies with total assets of approximately $91 million. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. The sub-adviser has adopted policies and procedures that are designed to minimize the effects of these conflicts.

As of October 31, 2005, a portion of the compensation paid to the portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio manager is paid a base salary that is not dependent on performance. The portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio manager's compensation packages, including: (i) whether the manager was a partner/principal of NB prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

As of October 31, 2005, the portfolio manager did not beneficially own any equity securities in the fund.

TA IDEX OPPENHEIMER DEVELOPING MARKETS

As of October 31, 2005, Mark Madden, portfolio manager of the fund, also managed two other registered investment companies with total assets of approximately $5.899 billion and two other pooled investment vehicles with total assets of approximately $156.5 million. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, and as indicated above, the portfolio manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the fund. That may occur whether the investment strategies of the other funds or accounts are the same as, or different from, the fund's investment objectives and strategies. For example the portfolio manager may need to allocate investment opportunities between the fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the fund. Not all funds and accounts advised by the portfolio manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the portfolio manager than the fee structure of the fund, the portfolio manager could have an incentive to favor the other fund or account. However, the sub-adviser's compliance procedures and Code of Ethics recognize the portfolio manager's fiduciary obligations to treat all of his clients, including the fund, fairly and equitably, and are designed to preclude the portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the fund's portfolio manager may manage other funds or accounts with investment objectives and strategies that are similar to those of the fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the fund.

As of October 31, 2005, the portfolio manager is employed and compensated by the sub-adviser, not the fund. Under the sub-adviser's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the sub-adviser. This is intended to align the portfolio managers and analysts' interests with the success of the funds and accounts and their shareholders. The portfolio manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the sub-adviser's holding company parent. Senior portfolio managers may also be eligible to participate in the sub-adviser's deferred compensation plan. To help the sub-adviser attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the sub-adviser and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the fund is Lipper - Emerging Markets funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The portfolio manager's compensation is not based on the total value of the fund's portfolio assets, although the fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the fund and other funds and accounts managed by the portfolio manager. The compensation structure of the other funds and accounts managed by the portfolio manager is the same as the compensation structure of the fund, described above.

As of October 31, 2005, the portfolio manager did not beneficially own any equity securities in the fund.

TA IDEX OPPENHEIMER SMALL- & MID-CAP VALUE

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of June 30, 2006, John Damian, portfolio manager of the fund, also managed 2 registered investment accounts with assets of approximately $3,110,284,251, 0 pooled accounts with assets of approximately $0 and 0 other accounts with assets of approximately $0. None of these have an advisory fee based on the performance of the account.

As of June 30, 2006, Chris Leavy, portfolio manager of the fund, also managed 11 registered investment accounts with assets of approximately $11,196,603,514, 1 pooled account with assets of approximately $10,249,066, and 0 other accounts with assets of approximately $0. None of these have an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

In managing other funds, certain conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. The sub-adviser has adopted policies and procedures that seek to minimize the effects of these conflicts.

Generally, funds in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings, industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. In addition, the sub-adviser has adopted policies and procedures that seek to treat all clients fairly and equitably and minimize the effects of any conflicts of interest.

As indicated above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the fund's investment objectives and strategies. For example the Portfolio Managers may need to allocate investment opportunities between the fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the fund. Not all funds and accounts advised by OppenheimerFunds, Inc. have the same management fee. If the management fee structure of another fund or account is more advantageous to OppenheimerFunds, Inc. than the fee structure of the fund, OppenheimerFunds, Inc. could have an incentive to favor the other fund or account. However, OppenheimerFunds, Inc.'s compliance procedures and Code of Ethics recognize their fiduciary obligation to treat all of its clients, including the fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the fund, or they may manage funds or accounts with different investment objectives and strategies.

COMPENSATION

The fund's Portfolio Managers are employed and compensated by OppenheimerFunds, Inc., not the fund. Under OppenheimerFunds, Inc.'s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of OppenheimerFunds, Inc. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. OppenheimerFunds, Inc.'s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of June 30, 2006, the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of OppenheimerFunds, Inc.'s holding company parent. Senior portfolio managers may also be eligible to participate in OppenheimerFunds, Inc.'s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help OppenheimerFunds, Inc. attract and retain talent. The annual discretionary bonus is determined by senior management of OppenheimerFunds, Inc. and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the fund's portfolio assets, although the fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the fund and other funds and accounts managed by the Portfolio Managers. The compensation structure of the other funds and accounts managed by the Portfolio Managers is the same as the compensation structure of the fund, described above.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

As of June 30, 2006, neither of the portfolio managers beneficially owned any equity securities in the fund.

TA IDEX PIMCO REAL RETURN TIPS

As of October 31, 2005, John B. Brynjolfsson, the portfolio manager of the fund, managed 17 other registered investment companies with total assets of approximately $35 million, 13 other pooled investment vehicles with assets of approximately $2 million, and 46 other accounts with assets of approximately $8.5 million.

CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

PORTFOLIO MANAGER COMPENSATION

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

     - 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

     - Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

     -    Amount and nature of assets managed by the portfolio manager;

     - Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

     - Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

     - Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

     -    Contributions to asset retention, gathering and client satisfaction;

     -    Contributions to mentoring, coaching and/or supervising; and

     -    Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

SECURITIES OWNERSHIP

As of October 31, 2005 the respective primary portfolio manager was not a beneficial owner of shares of a Fund that he managed.

TA IDEX PIMCO TOTAL RETURN

As of October 31, 2005, Pasi Harmalainen, the portfolio manager for the fund, managed 9 other registered investment companies with total assets of approximately $6.9 million, 5 pooled investment vehicles with assets of approximately $561,000, and 185 other accounts with assets of approximately $38.2 million.

CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

PORTFOLIO MANAGER COMPENSATION

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

     - 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

     - Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

     -    Amount and nature of assets managed by the portfolio manager;

     - Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

     - Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

     - Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

     -    Contributions to asset retention, gathering and client satisfaction;

     -    Contributions to mentoring, coaching and/or supervising; and

     -    Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

SECURITIES OWNERSHIP

As of October 31, 2005 the respective primary portfolio manager was not a beneficial owner of shares of a Fund that he managed.

TA IDEX PROTECTED PRINCIPAL STOCK

As of October 31, 2005, J. Patrick Rogers, the portfolio manager of the fund, also managed five registered investment companies with total assets of approximately $4.9 billion, one other pooled investment vehicle with total assets of approximately $8 million, and 79 other accounts with total assets of approximately $591 million. None of these had an advisory fee based on the performance of the accounts.

As of October 31, 2005, Gateway Investment Advisers, L.P.("Gateway") did not foresee any conflict of interest in the management of the fund.

As of October 31, 2005, the portfolio manager was compensated for his services by Gateway, the fund's sub-adviser. His compensation consisted of a fixed salary, bonuses related to the financial performance of Gateway (but not based on the investment performance of the fund or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan.

As of October 31, 2005, the portfolio manager did not beneficially own any equity securities in the fund.

TA IDEX SALOMON ALL CAP

As of October 31, 2005, John J. Goode and Peter J. Hable, the portfolio managers of the fund, also managed 21 other registered investment companies with total assets of approximately $9.6 billion and 3 other accounts with total assets of approximately $12.9 billion. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, the sub-adviser did not foresee any conflict of interest in the management of the fund.

Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-CAM investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). CAM may also measure the team's pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

TA IDEX SALOMON INVESTORS VALUE

As of October 31, 2005, Mark McAllister and Robert Feitler, the portfolios manager of the fund, also managed 16 other registered investment companies with total assets of approximately $8.2 billion and 2 other accounts with total assets of approximately $5.0 billion. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, the sub-adviser did not foresee any conflict of interest in the management of the fund.

Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-CAM investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). CAM may also measure the team's pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

TA IDEX T. ROWE PRICE SMALL CAP

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH

As of October 31, 2005, Paul Wojcik, portfolio manager of TA IDEX T. Rowe Price Small Cap, also managed four other registered investment companies with total assets of approximately $792 million and one other account with total assets of approximately $29 million. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, Donald Peters, the portfolio manager of TA IDEX T. Rowe Price Tax-Efficient Growth, also managed 14 other registered investment companies with total assets of approximately $2.5 billion and 32 other accounts with total assets of approximately $1.9 billion. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

As of October 31, 2005, the portfolio managers' compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors. Investment performance over one-, three-, five- and 10-year periods is the most important input. The sub-adviser evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (e.g., S&P 500) and an applicable Lipper index (e.g., Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a portfolio manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring the sub-adviser's younger analysts, and being good corporate citizens are considered by the sub-adviser to be important components of its long term success and are highly valued by the sub-adviser. All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits. This compensation structure is used for all portfolios managed by the portfolio managers.

As of October 31, 2005, neither of the portfolio managers beneficially owned any equity securities in the fund.

TA IDEX TRANSAMERICA BALANCED

As of October 31, 2005, Heidi Hu and Gary Rolle, portfolio managers of the fund, also managed 16 registered investment company accounts with a combined value of $3.1 billion, no pooled investment accounts and 47 other accounts with a combined value of $5.3 billion. None of these accounts has an advisory fee based on the performance of the account.

As of October 31, 2005, Transamerica Investment Management, LLC ("TIM") did not foresee any conflict of interest in the management of the fund.

As of October 31, 2005, the portfolio managers' compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. Each portfolio manager's performance-based bonus equals as much as 300% of his or her base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining each portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas he or she generates. A third component of each portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

As of October 31, 2005, the portfolio managers beneficially owned 5,180 shares of equity securities in the fund.

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES

As of October 31, 2005, Kirk Kim, portfolio manager of the fund, also managed 2 registered investment company accounts with a combined value of $395.0 million, no pooled investment accounts and 4 other accounts with a combined value of $1.6 billion. None of these accounts has an advisory fee based on the performance of the account.

As of October 31, 2005, Transamerica Investment Management, LLC ("TIM") did not foresee any conflict of interest in the management of the fund.

As of October 31, 2005, the portfolio manager's compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. The portfolio manager's performance-based bonus equals as much as 300% of his base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining the portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas he or she generates. A third component of the portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

As of October 31, 2005, the portfolio manager did not beneficially own any equity securities in the fund.

TA IDEX TRANSAMERICA EQUITY

As of October 31, 2005, Gary Rolle, portfolio manager of the fund, also managed 9 registered investment company accounts with a combined value of $2.2 billion, no pooled investment accounts and 23 other accounts with a combined value of $2.6 billion. None of these accounts has an advisory fee based on the performance of the account.

As of October 31, 2005, Transamerica Investment Management, LLC ("TIM") did not foresee any conflict of interest in the management of the fund.

As of October 31, 2005, the portfolio manager's compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. The portfolio manager's performance-based bonus equals as much as

300% of his base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining the portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas he or she generates. A third component of the portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

As of October 31, 2005, the portfolio manager beneficially owned 4,380 shares of equity securities in the fund.

TA IDEX TRANSAMERICA FLEXIBLE INCOME

As of October 31, 2005, Peter Lopez, portfolio manager of the fund, also managed 2 registered investment company accounts with a combined value of $261.0 million, no pooled investment accounts and 4 other accounts with a combined value of $66.0 million. None of these accounts has an advisory fee based on the performance of the account.

As of October 31, 2005, Transamerica Investment Management, LLC ("TIM") did not foresee any conflict of interest in the management of the fund.

As of October 31, 2005, the portfolio manager's compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. The portfolio manager's performance-based bonus equals as much as 300% of his base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining the portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas he or she generates. A third component of the portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

As of October 31, 2005, the portfolio manager did not beneficially own any equity securities in the fund.

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES

As of October 31, 2005, Ed Han and John Huber, portfolio managers of the fund, also managed 5 registered investment company accounts with a combined value of $575.4 million, no pooled investment vehicles and 9 other accounts with a combined value of $679 million. None of these accounts has an advisory fee based on the performance of the account.

As of October 31, 2005, Transamerica Investment Management, LLC ("TIM") did not foresee any conflict of interest in the management of the fund.

As of October 31, 2005, the portfolio managers' compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. Each portfolio manager's performance-based bonus equals as much as 300% of his or her base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining each portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas he or she generates. A third component of each portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

As of October 31, 2005, the portfolio managers did not beneficially own any equity securities in the fund.

TA IDEX TRANSAMERICA HIGH-YIELD BOND

As of October 31, 2005, David Halfpap, a portfolio manager of the fund, managed four other accounts with a total value of approximately $12.1 billion. As of October 31, 2005, Bradley J. Beman, a portfolio manager of the fund, managed 13 other accounts with a total value of approximately $4.2 billion. None of these accounts has an advisory fee based on the performance of the account.

As of October 31, 2005, a conflict of interest could arise in that the portfolio manager could be motivated to favor other accounts because of certain performance incentive compensation arrangements which are tied more closely to the performance of those accounts and business units. Transamerica Investment Management, LLC ("TIM") believes that the implementation of appropriate compliance policies and procedures effectively monitors this potential conflict of interest.

As of October 31, 2005, Mr. Halfpap's compensation is provided directly by the funds sub-adviser and not by the fund. The portfolio manager's compensation consists of a fixed base salary, a variable performance incentive and certain stock options. The performance incentive is based on the following factors: business results for the AEGON business unit for which the portfolio manager manages an account, total return results for all accounts managed by the portfolio manager, performance in asset-liability management process for the AEGON business unit, performance on developing profitable investment strategy for AEGON, various projects undertaken during the year and AEGON USA annual earnings results. The portfolio manager participates in AEGON USA's stock-settled stock option plan which typically grants a specified number of options annually.

As of October 31, 2005, Mr. Beman's compensation is provided directly by the funds sub-adviser and not by the fund. The portfolio manager's compensation consists of a fixed base salary, a variable performance incentive and certain stock options. The performance incentive is based on the following factors: the economic performance of the overall high yield asset class, including the performance of the fund's assets; leadership and communication with clients; assisting with the sub-adviser's strategic goals; and AEGON USA's earnings results. The portfolio manager participates in AEGON USA's stock-settled stock option plan which typically grants a specified number of options annually. The portfolio manager participates in the sub-adviser's deferred compensation plan, which is based on the same performance factors as the variable performance incentive compensation but payment of which is spread over a three-year period.

As of October 31, 2005, the portfolio managers did not beneficially own any equity securities in the fund.

TA IDEX TRANSAMERICA SHORT-TERM BOND

As of October 31, 2005, Heidi Hu, portfolio manager of the fund, also managed 7 registered investment company accounts with a combined value of $526.4 million, no pooled investment accounts and 24 other accounts with a combined total of $2.7 billion. None of these accounts has an advisory fee based on the performance of the account.

As of October 31, 2005, Transamerica Investment Management, LLC ("TIM") did not foresee any conflict of interest in the management of the fund.

As of October 31, 2005, portfolio manager's compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. The portfolio manager's performance-based bonus equals as much as 300% of her base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining each portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas she generates. A third component of the portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE

As of October 31, 2005, Michelle Stevens, portfolio manager of the fund, also managed 2 registered investment company accounts with a combined value of approximately $426.7 million, no pooled investment accounts and 0 other accounts. None of these accounts has an advisory fee based on the performance of the account.

As of October 31, 2005, Transamerica Investment Management, LLC ("TIM") did not foresee any conflict of interest in the management of the fund.

As of October 31, 2005, the TIM portfolio managers' compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. Each portfolio manager's performance-based bonus equals as much as 300% of his or her base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining each portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas he or she generates. A third component of each portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

As of October 31, 2005, the portfolio manager beneficially owned 1.200 shares of equity securities in the fund.

TA IDEX TRANSAMERICA VALUE BALANCED

As of October 31, 2005, Heidi Hu and John Riazzi, portfolio managers of the fund, also managed 9 registered investment company accounts with a combined value of $1.1 billion, 0 pooled investment vehicles and 27 other accounts with a combined value of $2.7 billion. None of these accounts has an advisory fee based on the performance of the account.

As of October 31, 2005, Transamerica Investment Management, LLC ("TIM") did not foresee any conflict of interest in the management of the fund.

As of October 31, 2005, the portfolio managers' compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. Each portfolio manager's performance-based bonus equals as much as 300% of his or her base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining each portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas he or she generates. A third component of each portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

As of October 31, 2005, the portfolio managers did not beneficially own any equity securities in the fund.

TA IDEX UBS LARGE CAP VALUE

As of October 31, 2005, John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen, portfolio managers of the fund, also managed 14 other registered investment companies with total assets of approximately $1.8 billion, 60 other pooled investment vehicles with assets of approximately $12.4 billion, and approximately 23 other accounts with total assets of approximately $1.3 billion. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, the management of a fund and other accounts by a portfolio manager could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the fund. The portfolio manager and his team manage the fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The sub-advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the sub-advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts. The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The sub-advisor has adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

As of October 31, 2005, The compensation received by portfolio managers at UBS Global Asset Management, including the funds' portfolio managers, includes a base salary and incentive compensation based on their personal performance. UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into four categories: competitive salary, benchmarked to maintain competitive compensation opportunities; annual bonus, tied to individual contributions and investment performance; UBS equity awards, promoting company-wide success and employee retention; and the Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff. The PIP is designed to promote an entrepreneurial culture and drive long-term thinking. By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for UBS Global Asset Management's senior staff. Each portfolio manager of the fund is eligible for this program. The portfolio manager's base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry. The portfolio managers' annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. A portion of each portfolio manager's bonus is based on the performance of each fund the portfolio manager manages as compared to the fund's broad-based index over a three-year rolling period. Senior investment professionals, including each portfolio manager of the fund, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years. Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

As of October 31, 2005, none of the portfolio managers beneficially owned any equity securities in the fund.

TA IDEX VAN KAMPEN EMERGING MARKETS DEBT

As of October 31, 2005, Abigail McKenna, Eric Baurmeister, and Federico Kaune, the portfolio managers of the TA IDEX Van Kampen Emerging Markets Debt Fund did not own any shares in the Fund.

As of October 31, 2005, Abigail McKenna, a portfolio manager of the TA IDEX Van Kampen Emerging Markets Debt Fund, managed 7 mutual funds with a total of $1,158,287,688 in assets; 9 pooled investment vehicles other than mutual funds with a total of $985,222,695 in assets; and 2 other accounts with a total of approximately $378,704,808 in assets. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, Eric Baurmeister, a portfolio manager of the TA IDEX Van Kampen Emerging Markets Debt Fund, managed 4 mutual funds with a total of $537,666,191 in assets; no pooled investment vehicles other than mutual funds; and 2 other accounts with a total of approximately $416,966,369 in assets. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, Federico Kaune, a portfolio manager of the TA IDEX Van Kampen Emerging Markets Debt Fund, managed 4 mutual funds with a total of $537,666,191 in assets; no pooled investment vehicles other than mutual funds; and no other accounts. None of these had an advisory fee based on the performance of the account.

ATFA pays MSIM Inc. a fee based on the assets under management of each Fund as set forth in an investment sub-advisory agreement between MSIM Inc. and ATFA. MSIM Inc. pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to each Fund. The following information relates to the period ended October 31, 2005.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

-    CASH BONUS;

- MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

- VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-    Contribution to the business objectives of the Investment Adviser.

-    The dollar amount of assets managed by the portfolio manager.

-    Market compensation survey research by independent third parties.

-    Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

TA IDEX VAN KAMPEN SMALL COMPANY GROWTH

As of October 31, 2005, Dennis Lynch, David Cohen, Sam Chainani, and Alexander Norton, the portfolio managers of the TA IDEX Van Kampen Small Company Growth Fund, did not own any shares in the Fund.

As of October 31, 2005, Dennis Lynch, portfolio manager of the TA IDEX Van Kampen Small Company Growth Fund, managed 33 mutual funds with a total of $14,495,151,626 in assets; 4 pooled investment vehicles other than mutual funds with a total of $981,786,658 in assets; and 11,381 other accounts with a total of approximately $2,738,365,768 in assets. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, David Cohen, a portfolio manager of the TA IDEX Van Kampen Small Company Growth Fund, managed 21 mutual funds with a total of $12,702,732,728 in assets; 1 pooled investment vehicle other than mutual funds with a total of $189,003,865 in assets; and 2 other accounts with a total of approximately $612,266,318 in assets. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, Sam Chainani, a portfolio manager of the TA IDEX Van Kampen Small Company Growth Fund, managed 21 mutual funds with a total of $12,702,732,728 in assets; 1 pooled investment vehicle other than mutual funds with a total of $189,003,865 in assets; and no other accounts. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, Alexander Norton, a portfolio manager of the TA IDEX Van Kampen Small Company Growth Fund, managed 33 mutual funds with a total of $14,495,151,626 in assets; 4 pooled investment vehicles other than mutual funds with a total of $981,786,658 in assets; and 11,381 other accounts with a total of approximately $2,738,365,768 in assets. None of these had an advisory fee based on the performance of the account.

ATFA pays MSIM Inc. a fee based on the assets under management of the Fund as set forth in an investment sub-advisory agreement between MSIM Inc. and ATFA. MSIM Inc. pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund. The following information relates to the period ended October 31, 2005.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

-    CASH BONUS;

- MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

- VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-    Contribution to the business objectives of the Investment Adviser.

-    The dollar amount of assets managed by the portfolio manager.

-    Market compensation survey research by independent third parties.

-    Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

TA IDEX VAN KAMPEN MID-CAP GROWTH

The TA IDEX Van Kampen Mid-Cap Growth Fund commenced operations on January 3, 2006; as of January 31, 2006, Dennis Lynch, David Cohen, Sam Chainani, and Alexander Norton, the portfolio managers of the TA IDEX Van Kampen Mid-Cap Growth Fund, did not own any shares in the Fund.

The TA IDEX Van Kampen Mid-Cap Growth Fund commenced operations on January 3, 2006; the following information is as of January 31, 2006.

As of January 31, 2006, Dennis Lynch, David Cohen, Sam Chainani, and Alexander Norton, the portfolio managers of the TA IDEX Van Kampen Mid-Cap Growth Fund, together managed 34 mutual funds with a total of $16,479,654,748 in assets; 4 pooled investment vehicles other than mutual funds with a total of $1,390,162,759 in assets; and 10,711 other accounts with a total of approximately $3,007,097,848 in assets. None of these had an advisory fee based on the performance of the account.

ATFA pays MSIM Inc. a fee based on the assets under management of the Fund as set forth in an investment sub-advisory agreement between MSIM Inc. and ATFA. MSIM Inc. pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund. The following information relates to the period ended October 31, 2005.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

-    CASH BONUS;

- MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

- VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-    Contribution to the business objectives of the Investment Adviser.

-    The dollar amount of assets managed by the portfolio manager.

-    Market compensation survey research by independent third parties.

-    Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.